LIBERTY TAX-MANAGED GROWTH FUND

PROSPECTUS, MARCH 1, 2001

CLASS A, B AND C SHARES

Advised by Stein Roe & Farnham Incorporated

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS

THE FUND                                                                               2
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Investment Goals ................................................................      2

Principal Investment Strategies .................................................      2

Principal Investment Risks ......................................................      3

Performance History .............................................................      4

Your Expenses ...................................................................      5

YOUR ACCOUNT                                                                           6
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How to Buy Shares ...............................................................      6

Sales Charges ...................................................................      7

How to Exchange Shares ..........................................................     11

How to Sell Shares ..............................................................     11

Fund Policy on Trading of Fund Shares ...........................................     13

Distribution and Service Fees ...................................................     13

Other Information About Your Account ............................................     14

MANAGING THE FUND                                                                     17
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Investment Advisor ..............................................................     17

Investment Sub-Advisor ..........................................................     17

Portfolio Managers ..............................................................     18

FINANCIAL HIGHLIGHTS                                                                  19
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Not FDIC        May Lose value
                -----------------
Insured         No Bank Guarantee
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THE FUND
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UNDERSTANDING TAX-MANAGED INVESTING

In managing the Fund, the sub-advisor uses investment strategies that are designed to reduce (but not eliminate) the payment by the Fund of taxable distributions to shareholders. These strategies include: buying stocks that pay low dividends or no dividends at all; maintaining a low portfolio turnover rate which helps to minimize the realization and distribution of taxable gains; deferring the sale of a security until the realized gain would qualify as a long-term capital gain rather than a short-term capital gain; selling securities to create a loss to offset gains realized on other securities; and selling the higher cost basis portion of a security holding before the lower cost basis portion.

From time to time, the Fund expects to distribute taxable income and capital gains. Market conditions may limit the Fund's ability to generate tax losses or to avoid dividend income. Additionally, the ability to use certain tax management techniques may be curtailed or eliminated in the future by tax legislation or regulation.

INVESTMENT GOALS
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The Fund seeks long-term capital growth while reducing shareholder exposure to taxes.


PRINCIPAL INVESTMENT STRATEGIES
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The Fund invests primarily in large capitalization (large-cap) and medium capitalization (mid-cap) stocks. The Fund may also invest in foreign securities. In selecting stocks for the Fund, the Fund's investment sub-advisor uses fundamental research analysis and valuation techniques.

At times, the sub-advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.

Defining Capitalization. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large-cap; mid-cap; or small capitalization (small-cap). In defining a company's market capitalization, we use capitalization-based categories that are based in part on Standard & Poor's Index Services.

Large Capitalization. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is a member of the Standard & Poor's 500 Index is considered a large-cap stock.

Middle Capitalization. Mid-cap stocks are stocks with market capitalizations between $1 billion and the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($9.9 billion as of December 31, 2000). In addition, any stock that is a member of the S&P MidCap Index is considered a mid-cap stock.

Small Capitalization. Small-cap stocks are stocks with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index (less than $2.6 billion as of December 31, 2000).

The Fund


PRINCIPAL INVESTMENT RISKS
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The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the sub-advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with similar funds.

The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Foreign securities are subject to special risks. The Fund may invest in foreign securities either indirectly (e.g., depositary receipts) or directly into foreign stock markets. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund


UNDERSTANDING PERFORMANCE

CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each complete calendar year since it commenced operations. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's performance over the past one-year and the life of the Fund periods. They include the effects of Fund expenses. The table shows each class's returns with sales charges.

The Fund's returns are compared to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

PERFORMANCE HISTORY
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The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. As with all mutual funds, past performance does not predict the Fund's future performance.


  CALENDAR YEAR TOTAL RETURNS (CLASS A)
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Year

[BAR CHART]

1997               24.40%
1998               21.46%
1999               28.08%
2000              -15.34%

For period shown in bar chart:

Best quarter:  4th quarter 1998, +21.07%

Worst quarter:  4th quarter 2000, -13.69%


  AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2000
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                                                                        LIFE OF THE
                                   INCEPTION DATE        1 YEAR             FUND
Class A (%)                           12/30/96           -20.21            11.36
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Class B (%)                           12/30/96           -20.16            11.81
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Class C (%)                           12/30/96           -16.80            12.15
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S&P Index (%)                              N/A            -9.10            17.20 (1)

(1)  Performance information is from December 31, 1996.

The Fund


UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management and administration fees, 12b-1 fees and administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

-     $10,000 initial investment

-     5% total return for each year

-     Fund operating expenses remain the same

-     Assumes reinvestment of all dividends and distributions.

-     Assumes Class B shares convert to Class A shares after eight years

YOUR EXPENSES
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Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


  SHAREHOLDER FEES (2) (PAID DIRECTLY FROM YOUR INVESTMENT)
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                                                     CLASS A     CLASS B     CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                5.75        0.00        0.00
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Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)         1.00(3)      5.00        1.00
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Redemption fee (%) (as a percentage of
amount redeemed, if applicable)                           (4)          (4)         (4)


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
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                                                     CLASS A     CLASS B     CLASS C
Management fee (5) (%)                                 0.85        0.85        0.85
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Distribution and service (12b-1) fees (%)              0.25        1.00        1.00
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Other expenses (%)                                     0.26        0.26        0.26
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Total annual fund operating expenses (%)               1.36        2.11        2.11


  EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
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CLASS                                     1 YEAR     3 YEARS     5 YEARS    10 YEARS
Class A                                    $706        $981       $1,277     $2,116
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Class B: did not sell your shares          $214        $661       $1,134     $2,250

         sold all your shares at
         the end of the period             $714        $961       $1,334     $2,250
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Class C: did not sell your shares          $214        $661       $1,134     $2,441

         sold all your shares at
         the end of the period             $314        $661       $1,134     $2,441

(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(3) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(4)  There is a $7.50 charge for wiring sale proceeds to your bank.

(5)  The Fund pays a management fee of 0.60% and an administration fee of 0.25%.

                                  YOUR ACCOUNT
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INVESTMENT MINIMUMS

Initial Investment................       $1,000
Subsequent Investments............       $   50
Automatic Investment Plan*........       $   50
Retirement Plans*.................       $   25

*    The initial investment minimum of $1,000 is waived on this plan.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

HOW TO BUY SHARES
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Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.


  OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
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METHOD                INSTRUCTIONS
Through your          Your financial advisor can help you establish your account and
financial advisor     buy Fund shares on your behalf.  Your financial advisor may charge you fees for executing the purchase for you.
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By check              For new accounts, send a completed application and check made
(new account)         payable to the Fund to the transfer agent, Liberty Funds
                      Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
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By check              For existing accounts, fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds
                      Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
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By exchange           You or your financial advisor may acquire shares by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call
                      1-800-422-3737.
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By wire               You may purchase shares by wiring money from your bank account to your fund account. To wire funds to your fund account, call
                      1-800-422-3737 to obtain a control number and the wiring
                      instructions.
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By electronic funds   You may purchase shares by electronically transferring money
transfer              from your bank account to your fund account by calling
                      1-800-422-3737. Electronic funds transfers may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
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Automatic             You can make monthly or quarterly investments automatically
investment plan       from your bank account to your fund account.  You can select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
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By dividend           You may automatically invest dividends distributed by one fund
diversification       into the same class of shares of the Fund at no additional sales charge.  To invest your dividends in another fund, call
                      1-800-345-6611.

Your Account


CHOOSING A SHARE CLASS

The Fund offers three classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.

The Fund also offers additional classes of shares, Class E and F, which are designed for persons who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date at which time they pass to a beneficiary. Class E and F shares are made available through a separate prospectus.

The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.

SALES CHARGES
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You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.

CLASS A SHARES Your purchases of Class A shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. A portion of the sales charge is the commission paid to the financial advisor firm on the sale of Class A shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


  CLASS A SALES CHARGES
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                                                                             % OF
                                                                           OFFERING
                                              AS A % OF                      PRICE
                                             THE PUBLIC       AS A %      RETAINED BY
                                              OFFERING       OF YOUR       FINANCIAL
AMOUNT OF PURCHASE                              PRICE       INVESTMENT   ADVISOR FIRM
Less than $50,000                               5.75           6.10          5.00
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$50,000 to less than $100,000                   4.50           4.71          3.75
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$100,000 to less than $250,000                  3.50           3.63          2.75
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$250,000 to less than $500,000                  2.50           2.56          2.00
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$500,000 to less than $1,000,000                2.00           2.04          1.75
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$1,000,000 or more                              0.00           0.00          0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchased through a fee-based program.

Your Account


UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:


  PURCHASES OVER $1 MILLION
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AMOUNT PURCHASED                                           COMMISSION %
First $3 million                                               1.00
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$3 million to less than $5 million                             0.80
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$5 million to less than $25 million                            0.50
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$25 million or more                                            0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the completion of the periods shown in the charts below. The CDSC generally declines each year and eventually disappears over time. The distributor pays the financial advisor firm an up-front commission on sales of Class B shares as depicted in the charts below.

Your Account


PURCHASES OF LESS THAN $250,000:


  CLASS B SALES CHARGES
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                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             5.00
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Through second year                                            4.00
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Through third year                                             3.00
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Through fourth year                                            3.00
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Through fifth year                                             2.00
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Through sixth year                                             1.00
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Longer than six years                                          0.00

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares is eight years after purchase.

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will receive the lower CDSC and the applicable reduced holding period.

PURCHASES OF $250,000 TO LESS THAN $500,000:


  CLASS B SALES CHARGES
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                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             3.00
-------------------------------------------------------------------------
Through second year                                            2.00
-------------------------------------------------------------------------
Through third year                                             1.00
-------------------------------------------------------------------------
Longer than three years                                        0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares is four years after purchase.

Your Account


PURCHASES OF $500,000 TO LESS THAN $1 MILLION:


   CLASS B SALES CHARGES
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                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             3.00
Through second year                                            2.00
Through third year                                             1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares is three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which cause the exchanged or transferred account to exceed the applicable discount level will receive the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor which does not, the exchanged or transferred shares will retain the pre-existing CDSC but all additional purchases of Class B shares will be in accordance with the higher CDSC and longer holding period of the non-participating fund or financial advisor.

CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.


  CLASS C SALES CHARGES
--------------------------------------------------------------------------------

YEARS AFTER PURCHASE                              % DEDUCTED WHEN SHARES ARE SOLD
Through first year                                             1.00
---------------------------------------------------------------------------------
Longer than one year                                           0.00

YOUR ACCOUNT


HOW TO EXCHANGE SHARES
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You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

YOUR ACCOUNT


  OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
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METHOD                INSTRUCTIONS
Through your          You may call your financial advisor to place your sell order.
financial advisor     To receive the current trading day's price, your financial advisor firm must receive your request prior to the close of the
                      NYSE, usually 4:00 p.m. Eastern time.
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By exchange           You or your financial advisor may sell shares by exchanging from the
                      Fund into the same share class of another fund at no additional cost. To exchange by telephone, call 1-800-422-3737.
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By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling
                      1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.
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By mail               You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below.
                      In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                      Mail your letter of instruction to Liberty Funds Services,  Inc.,
                      P.O. Box 1722, Boston, MA 02105-1722.
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By wire               You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request.
                      Be sure to complete the appropriate section of the account application for this feature.
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By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage of your account on a monthly, quarterly or
                      semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the
                      appropriate section of the account application for this feature.
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By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank.  Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

YOUR ACCOUNT


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.


DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.

YOUR ACCOUNT


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily price of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

YOUR ACCOUNT


UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:


  TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividend              Represents interest and dividends earned from securities
                      held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains         Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


  DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund

Reinvest all distributions in shares of another fund

Receive dividends in cash (see options below) and reinvest capital gains

Receive all distributions in cash (with one of the following options):

-    send the check to your address of record

-    send the check to a third party address

-    transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

YOUR ACCOUNT


TAX CONSEQUENCES Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distribution of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

                               MANAGING THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. Stein Roe has been an investment advisor since 1932. As of January 31, 2001, Stein Roe managed over $17 billion in assets.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc. (Liberty Financial).

For the 2000 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund amounted to 0.60% of average daily net assets of the Fund.

Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------

On January 1, 2001, Stein Roe retained Stein Roe Investment Counsel LLC (SRIC), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, as the Fund's investment sub-advisor to manage the assets of the Fund. Previously, the Fund had been managed by a core team of investment professionals within the Private Capital Management (PCM) division of Stein Roe. SRIC is the successor to the business previously conducted by PCM, which Liberty Financial, Stein Roe's parent entity, sold to certain executives of PCM and an outside investor in a transaction that closed on December 31, 2000. Substantially, the same core portfolio team of investment professionals that managed the Fund as part of PCM now manage the Fund at SRIC. In its duties as investment sub-advisor, SRIC runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities.

MANAGING THE FUND


Under the sub-advisory agreement, Stein Roe pays SRIC a monthly base fee at the annual rate of 0.20% of the average daily net assets of the Fund, which may be adjusted to an annual rate as high as 0.25% or to an annual rate as low as 0.15% depending on the investment performance of the Fund over a specified period of time as measured by Morningstar, Inc.'s Large Blend category for domestic equity funds. Notwithstanding the above, the sub-advisory agreement provides that SRIC shall not receive a fee of less than $350,000 per annum in the aggregate for managing the Fund and Liberty Tax-Managed Growth Fund II. Stein Roe pays the sub-advisory fee to SRIC under the sub-advisory agreement. The Fund does not pay any fees to SRIC. For more information see the caption "Fund Charges and Expenses" in the Statement of Additional Information.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

The Fund is managed by a team of investment professionals assigned to it by SRIC. No single individual has primary management responsibility over the Fund's portfolio securities.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

The Fund
--------------------------------------------------------------------------------

                                                                           Year ended October 31,
                                                       2000                         1999                         1998
                                            Class A   Class B   Class C  Class A  Class B    Class C   Class A  Class B    Class C
 Net asset value --
 Beginning of period ($)                    17.190    16.820    16.820   13.390    13.200    13.200    12.040   11.960     11.960
----------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS ($):
 Net investment loss (a)(b)                 (0.123)   (0.259)  (0.259)   (0.034)   (0.151)   (0.152)    0.029   (0.069)    (0.069)
----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain            1.313     1.289     1.289    3.834     3.771     3.772     1.321    1.309      1.309
----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations            1.190     1.030     1.030    3.800     3.620     3.620     1.350    1.240      1.240
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value--
 End of period ($)                          18.380    17.850    17.850   17.190    16.820    16.820    13.390   13.200     13.200
----------------------------------------------------------------------------------------------------------------------------------
 Total return (%) (c)                         6.92      6.12      6.12    28.38     27.42     27.42     11.21(d)  10.37(d)  10.37(d)
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (%):
 Expenses (e)                                 1.44      2.19      2.19     1.64      2.39      2.39      1.56     2.31       2.31
----------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss) (e)            (0.67)    (1.42)    (1.42)   (0.21)    (0.96)    (0.96)     0.22    (0.53)     (0.53)
----------------------------------------------------------------------------------------------------------------------------------
 Fees and expenses waived or borne by
 the Advisor/Administrator (e)                  --        --        --       --        --        --      0.12     0.12       0.12
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover (%)                         69        69        69       80        80        80        91       91         91
----------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of
 period (000) ($)                          163,502   532,082    80,232   97,531   303,726    46,869    45,472   124,829    18,786

(a)   Net of fees and expenses
      waived or borne by the
      Advisor/Administrator which
      amounted to ($):                          --        --        --       --        --        --     0.016     0.016     0.016

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS


 THE FUND
--------------------------------------------------------------------------------

                                                      Period ended October 31,
                                                               1997(b)
                                                    Class A   Class B    Class C(c)
 Net asset value --
 Beginning of period ($)                            10.080     10.080    10.080
-----------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS ($):
 Net investment income (loss) (a)(d)                 0.040    (0.032)    (0.032)
-----------------------------------------------------------------------------------
 Net realized and unrealized gain                    1.920     1.912      1.912
-----------------------------------------------------------------------------------
 Total from Investment Operations                    1.960     1.880      1.880
-----------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                  12.040     11.960    11.960
-----------------------------------------------------------------------------------
 Total return (%) (e)(f)(g)                          19.44     18.65      18.65
-----------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS (%):
 Expenses (h)(i)                                     1.50       2.25      2.25
-----------------------------------------------------------------------------------
 Net investment income (loss) (h)(i)                 0.39      (0.36)    (0.36)
-----------------------------------------------------------------------------------
 Fees and expenses waived or
 borne by the Advisor/Administrator
 (h)(i)                                              0.98       0.98      0.98
-----------------------------------------------------------------------------------
 Portfolio turnover (%)                              51(g)     51(g)      51(g)
-----------------------------------------------------------------------------------
 Net assets at end of
 period (000) ($)                                   17,142     38,452     5,923

(a)   Net of fees and expenses waived
      or borne by the
      Advisor/Administrator which
      amounted to ($):                               0.096     0.096      0.096

(b) The Fund commenced investment operations on December 16, 1996, the activity shown is from the effective date of registration (December 30, 1996) with the Securities and Exchange Commission.

(c)   Effective July 1, 1997, Class D shares were redesignated Class C Shares.

(d) Per share data was calculated using average shares outstanding during the period

(e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f) Had the advisor/administrator not reimbursed a portion of expense, total return would have been reduced.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(i)   Annualized.

NOTES
--------------------------------------------------------------------------------

NOTES


--------------------------------------------------------------------------------

NOTES


--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------

You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust I:  811-2214

-    Liberty Tax-Managed Growth Fund
     (formerly Stein Roe Advisor Tax-Managed Growth Fund)


                       [LIBERTY FUNDS LOGO]
                       Liberty Funds Distributor, Inc. (c) 2001
                       One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com


705-01/132F-0201

LIBERTY TAX-MANAGED GROWTH FUND                        PROSPECTUS, MARCH 1, 2001
--------------------------------------------------------------------------------


CLASS A, B, C, E AND F SHARES

Advised by Stein Roe & Farnham Incorporated


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

------------------------------------
NOT FDIC        MAY LOSE VALUE
          --------------------------
INSURED        NO BANK GUARANTEE
------------------------------------

TABLE OF CONTENTS

THE FUND                                                                      2
--------------------------------------------------------------------------------
Investment Goals..............................................................2

Principal Investment Strategies...............................................2

Principal Investment Risks....................................................3

Performance History...........................................................4

Your Expenses.................................................................5

YOUR ACCOUNT                                                                  6
--------------------------------------------------------------------------------
How to Buy Shares.............................................................6

Sales Charges.................................................................7

Traditional Shares............................................................7

Trust Shares.................................................................11

How to Exchange Shares.......................................................15

How to Sell Shares...........................................................15

Fund Policy on Trading of Fund Shares........................................17

Distribution and Service Fees................................................17

Other Information About Your Account.........................................18

MANAGING THE FUND                                                            21
--------------------------------------------------------------------------------
Investment Advisor...........................................................21

Investment Sub-Advisor.......................................................21

Portfolio Managers...........................................................22

FINANCIAL HIGHLIGHTS                                                         23
--------------------------------------------------------------------------------

THE FUND
--------------------------------------------------------------------------------


INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term capital growth while reducing shareholder exposure to taxes.

UNDERSTANDING TAX-MANAGED INVESTING

In managing the Fund, the sub-advisor uses investment strategies that are designed to reduce (but not eliminate) the payment by the Fund of taxable distributions to shareholders. These strategies include: buying stocks that pay low dividends or no dividends at all; maintaining a low portfolio turnover rate which helps to minimize the realization and distribution of taxable gains; deferring the sale of a security until the realized gain would qualify as a long-term capital gain rather than a short-term capital gain; selling securities to create a loss to offset gains realized on other securities; and selling the higher cost basis portion of a security holding before the lower cost basis portion.

From time to time, the Fund expects to distribute taxable income and capital gains. Market conditions may limit the Fund's ability to generate tax losses or to avoid dividend income. Additionally, the ability to use certain tax management techniques may be curtailed or eliminated in the future by tax legislation or regulation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in large capitalization (large-cap) and medium capitalization (mid-cap) stocks. The Fund may also invest in foreign securities. In selecting stocks for the Fund, the Fund's investment sub-advisor uses fundamental research analysis and valuation techniques.

At times, the sub-advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.

Defining Capitalization. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large-cap; mid-cap; or small capitalization (small-cap). In defining a company's market capitalization, we use capitalization-based categories that are based in part on Standard & Poor's Index Services.

Large Capitalization. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is a member of the Standard & Poor's 500 Index is considered a large-cap stock.

Middle Capitalization. Mid-cap stocks are stocks with market capitalizations between $1 billion and the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($9.9 billion as of December 31, 2000). In addition, any stock that is a member of the S&P MidCap Index is considered a mid-cap stock.

Small Capitalization. Small-cap stocks are stocks with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index (less than $2.6 billion as of December 31, 2000).

THE FUND

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the sub-advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with similar funds.

The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Foreign securities are subject to special risks. The Fund may invest in foreign securities either indirectly (e.g., depositary receipts) or directly into foreign stock markets. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND

UNDERSTANDING PERFORMANCE

CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each complete calendar year since it commenced operations. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's performance over the past one-year and the life of the Fund periods. They include the effects of Fund expenses. The table shows each class's returns with sales charges.

The Fund's returns are compared to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual returns for Class A, B, C, E and F shares, including sales charges, compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. As with all mutual funds, past performance does not predict the Fund's future performance.

CALENDAR YEAR TOTAL RETURNS (CLASS A)
--------------------------------------------------------------------------------

Year
1997               24.40%
1998               21.46%
1999               28.08%
2000              -15.34%

For period shown in bar chart:

Best quarter:   4th quarter 1998, +21.07%
Worst quarter:  4th quarter 2000, -13.69%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                    LIFE OF THE
                                 INCEPTION DATE        1 YEAR           FUND
Class A (%)                         12/30/96           -20.21          11.36
--------------------------------------------------------------------------------
Class B (%)                         12/30/96           -20.16          11.81
--------------------------------------------------------------------------------
Class C (%)                         12/30/96           -16.80          12.15
--------------------------------------------------------------------------------
Class E (%)(1)                      12/30/96           -19.52          11.51
--------------------------------------------------------------------------------
Class F (%)(2)                      12/30/96           -19.90          11.81
--------------------------------------------------------------------------------
S&P Index (%)                         N/A               -9.10          17.20(3)

(1) Effective February 28, 2000, Class G shares were redesignated Class E shares.

(2) Effective February 28, 2000, Class H shares were redesignated Class F shares.

(3)      Performance information is from December 31, 1996.

THE FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management and administration fees, 12b-1 fees and administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

-        $10,000 initial investment

-        5% total return for each year

-        Fund operating expenses remain the same

-        Assumes reinvestment of all dividends and distributions

-        Assumes Class B shares convert to Class A shares after eight years

SHAREHOLDER FEES (4) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                        CLASS          CLASS           CLASS           CLASS           CLASS
                                                          A              B               C              E(5)            F(6)
Maximum sales charge (load) on
purchases (%) (as a percentage
of the offering price)                                  5.75            0.00            0.00            4.50             0.00
------------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge
(load) on redemptions (%) (as a
percentage of the lesser of
purchase price or redemption  price)                    1.00(7)         5.00            1.00            1.00(8)          5.00
------------------------------------------------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage
of amount redeemed, if applicable)                          (9)             (9)             (9)             (9)              (9)
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                           CLASS  CLASS  CLASS   CLASS   CLASS
                                             A      B      C       E(5)    F(6)
Management fee (10) (%)                     0.85   0.85   0.85    0.85    0.85
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)   0.25   1.00   1.00    0.35    1.00
--------------------------------------------------------------------------------
Other expenses (%)                          0.26   0.26   0.26    0.26    0.26
--------------------------------------------------------------------------------
Total annual fund operating expenses (%)    1.36   2.11   2.11    1.46    2.11

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

CLASS                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A                                    $706      $981     $1,277    $2,116
--------------------------------------------------------------------------------
Class B:    did not sell your shares       $214      $661     $1,134    $2,250
            sold all your shares at
            the end of the period          $714      $961     $1,334    $2,250
--------------------------------------------------------------------------------
Class C:    did not sell your shares       $214      $661     $1,134    $2,441
            sold all your shares at
            the end of the period          $314      $661     $1,134    $2,441
--------------------------------------------------------------------------------
Class E(5):                                $592      $891     $1,212    $2,118
--------------------------------------------------------------------------------
Class F(6): did not sell your shares       $214      $661     $1,134    $2,276
            sold all your shares at
            the end of the period          $714      $961     $1,334    $2,276

(4) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(5) Effective February 28, 2000, Class G shares were redesignated Class E shares.

(6) Effective February 28, 2000, Class H shares were redesignated Class F shares.

(7) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(8) This charge applies only to certain Class E shares bought without an initial sales charge that are sold within 18 months of purchase.

(9)      There is a $7.50 charge for wiring sale proceeds to your bank.

(10) The Fund pays a management fee of 0.60% and an administration fee of 0.25%.

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures. For purchases of trust shares, a signed Trust Declaration Agreement must be received within ten days following the purchase.

INVESTMENT MINIMUMS

Initial Investment................................................      $1,000
Subsequent Investments............................................      $   50
Automatic Investment Plan*........................................      $   50
Retirement Plans*.................................................      $   25

* The initial investment minimum of $1,000 is waived on this plan.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------

METHOD                         INSTRUCTIONS
Through your                   Your financial advisor can help you establish your account and
financial advisor              buy Fund shares on your behalf.  Your financial advisor may charge you fees for executing the purchase for you.
--------------------------------------------------------------------------------------------------
By check                       For new accounts, send a completed application and check made
(new account)                  payable to the Fund to the transfer agent, Liberty Funds
                               Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------------------------
By check                       For existing accounts, fill out and return the additional
(existing account)             investment stub included in your quarterly statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds
                               Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------------------------
By exchange                    You or your financial advisor may acquire shares by exchanging shares you own in one fund for shares of the same class of the
                               Fund at no additional cost.  There may be an additional charge if exchanging from a money market fund.  To exchange by
                               telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------------------------
By wire                        You may purchase shares by wiring money from your bank account to your fund account.  To wire funds to your fund account, call
                               1-800-422-3737 to obtain a control number and the wiring
                               instructions.
--------------------------------------------------------------------------------------------------
By electronic funds            You may purchase shares by electronically transferring money
transfer                       from your bank account to your fund account by calling
                               1-800-422-3737.  Electronic funds transfers may take up to two business days to settle and be considered in "good form."  You must set up this feature prior to your telephone request.  Be sure to complete the appropriate section of the application.
--------------------------------------------------------------------------------------------------
Automatic                      You can make monthly or quarterly investments automatically
investment plan                from your bank account to your fund account.  You can select a pre-authorized amount to be sent via electronic funds
                               transfer.  Be sure to complete the appropriate section of the application for this feature.
--------------------------------------------------------------------------------------------------
By dividend                    You may automatically invest dividends distributed by one fund
diversification                into the same class of shares of the Fund at no additional sales charge.  To invest your dividends in another fund, call
                               1-800-345-6611.

YOUR ACCOUNT

CHOOSING A SHARE CLASS

The Fund offers three traditional classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares.

The Fund offers two trust classes of shares in this prospectus -- CLASS E and F. These classes are designed for persons who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the length of time between the purchase date and the designated trust termination date. Purchases of $250,000 or more can be made only in Class E shares.

Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.

The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.

TRADITIONAL SHARES

CLASS A SHARES Your purchases of Class A shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. A portion of the sales charge is the commission paid to the financial advisor firm on the sale of Class A shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

  CLASS A SALES CHARGES
--------------------------------------------------------------------------------

                                                                             % OF
                                                                           OFFERING
                                              AS A % OF                      PRICE
                                             THE PUBLIC       AS A %      RETAINED BY
                                              OFFERING       OF YOUR       FINANCIAL
AMOUNT OF PURCHASE                              PRICE       INVESTMENT   ADVISOR FIRM
Less than $50,000                               5.75           6.10          5.00
$50,000 to less than $100,000                   4.50           4.71          3.75
$100,000 to less than $250,000                  3.50           3.63          2.75
$250,000 to less than $500,000                  2.50           2.56          2.00
$500,000 to less than $1,000,000                2.00           2.04          1.75
$1,000,000 or more                              0.00           0.00          0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchased through a fee-based program.

YOUR ACCOUNT

UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

Certain investments in Class A, B, C, E and F shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:


PURCHASES OVER $1 MILLION
--------------------------------------------------------------------------------

AMOUNT PURCHASED                                           COMMISSION %
First $3 million                                               1.00
$3 million to less than $5 million                             0.80
$5 million to less than $25 million                            0.50
$25 million or more                                            0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the share remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the completion of the periods shown in the charts below. The CDSC generally declines each year and eventually disappears over time. The distributor pays the financial advisor firm an up-front commission on sales of Class B shares as depicted in the charts below.

YOUR ACCOUNT

PURCHASES OF LESS THAN $250,000:

  CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             5.00
--------------------------------------------------------------------------------
Through second year                                            4.00
--------------------------------------------------------------------------------
Through third year                                             3.00
--------------------------------------------------------------------------------
Through fourth year                                            3.00
--------------------------------------------------------------------------------
Through fifth year                                             2.00
--------------------------------------------------------------------------------
Through sixth year                                             1.00
--------------------------------------------------------------------------------
Longer than six years                                          0.00

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares is eight years after purchase.

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will receive the lower CDSC and the applicable reduced holding period.

PURCHASES OF $250,000 TO LESS THAN $500,000:

  CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             3.00
--------------------------------------------------------------------------------
Through second year                                            2.00
--------------------------------------------------------------------------------
Through third year                                             1.00
--------------------------------------------------------------------------------
Longer than three years                                        0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares is four years after purchase.

YOUR ACCOUNT

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

  CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             3.00
--------------------------------------------------------------------------------
Through second year                                            2.00
--------------------------------------------------------------------------------
Through third year                                             1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares is three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which cause the exchanged or transferred account to exceed the applicable discount level will receive the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor which does not, the exchanged or transferred shares will retain the pre-existing CDSC but all additional purchases of Class B shares will be in accordance with the higher CDSC and longer holding period of the non-participating fund or financial advisor.

CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

  CLASS C SALES CHARGES
--------------------------------------------------------------------------------

YEARS AFTER PURCHASE                             % DEDUCTED WHEN SHARES ARE SOLD
Through first year                                             1.00
--------------------------------------------------------------------------------
Longer than one year                                           0.00

YOUR ACCOUNT

TRUST SHARES

Trust shares may be purchased by individuals seeking a convenient way to give an investment in the Fund to a child, grandchild or other individual. Rather than being held directly by you or the gift's eventual recipient (beneficiary), trust shares are held in an irrevocable trust, the trustee of which is an officer of the administrator, until the trust termination date you specify, at which time the shares pass to the beneficiary. Distributions from the trust are permitted only for limited specified purposes. Subsequent investments into the same account do not affect the original trust termination date; however, no additional investments into an account (other than reinvestment of distributions) may be made within two years of the termination date. The duration of the trust may be as long as you choose, but must be at least 5 years from the initial purchase into the trust or until the beneficiary reaches the age of 18, whichever is later. The trust will terminate, and the amounts held in the trust will be distributed, in the event of the beneficiary's death prior to the original trust termination date.

Two types of trust plans are available: Liberty Gift Plan and Liberty Advantage Plan. Each plan has different provisions for the payment of distributions prior to trust termination and different tax implications for the donor and/or beneficiary. The plan that is most suitable for you will depend on your specific financial and tax circumstances and your gift-giving objectives. The distributor provides the Fund with trust administration services with respect to each trust share class for which the Fund pays an annual fee equal to approximately $4.17 times the number of open trust share accounts during the month.

EACH PLAN IS DESCRIBED BELOW:

LIBERTY GIFT PLAN

The Liberty Gift Plan is designed to serve exclusively as a vehicle for making a future gift of the Fund's shares. Under the Liberty Gift Plan, the beneficiary will have no ability to access or withdraw the shares until the trust's termination. Because the gift is viewed by the Internal Revenue Service as a gift of a future interest, the gift will not be eligible for the federal annual gift tax exclusion. The trust, not the beneficiary, will be taxed on any income and capital gains earned by the trust in excess of $100 per year.

The trustee will prepare and file all federal and state income tax returns that are required each year and will satisfy any taxes owed from the assets of the trust by redeeming Fund shares.

YOUR ACCOUNT

LIBERTY ADVANTAGE PLAN

The Liberty Advantage Plan is designed to permit the donor and, under certain circumstances, the beneficiary, to direct the trustee to make distributions from the trust for specified purposes, and to provide additional benefits to the donor. Under the Liberty Advantage Plan, during the first 30 days following the contribution the beneficiary will have the right to withdraw the shares purchased by such contribution at their net asset value, plus any sales charge paid on the purchase, and the contribution will be eligible for the annual federal gift tax exclusion. The trustee will provide the beneficiary with notice of the withdrawal right at the time of each contribution. The beneficiary will be taxed on all of the trust's income and capital gains. In connection with the initial contribution, the donor may direct the trustee, or authorize the beneficiary (if he or she is over 18) or the beneficiary's representative (if he or she is not also the donor) to direct the trustee, to redeem Fund shares and distribute the proceeds to the beneficiary in order to provide funds for the beneficiary to pay such taxes. Such distributions would be made within 90 days after the end of each calendar year. The amount of each distribution would be determined by multiplying the amount of each class of income earned by the trust during the year times the highest marginal federal tax rate for unmarried individuals applicable to that class of income. Once made, the election to receive tax distributions may not be revoked.

In connection with the initial contribution, the donor also may authorize the beneficiary (if he or she is over 18), or the beneficiary's representative (if he or she is not also the donor), to direct the trustee to redeem shares and pay the proceeds directly to a recognized post-secondary educational institution to cover the beneficiary's post-secondary educational expenses. Once made, the election to allow such distributions may not be revoked.

No other distributions from the trust are permitted until the trust's termination date. The trustee will send an information statement to the beneficiary each year showing the amount of income and capital gains to be reported on his or her income tax returns for that year.

The foregoing is only a general summary of the tax implications of an investment in the Fund's trust shares. More detailed information is available in the Statement of Additional Information. You should consult your financial or tax advisor for specific advice concerning which option may be most suitable for you.

YOUR ACCOUNT

Under each Plan, upon termination of the trust, the underlying trust shares (matured trust shares) automatically pass to the beneficiary. Prior to the termination date, a notice will be sent to the beneficiary notifying him or her of the impending termination date and the options available to the beneficiary, and requesting certain information, including the beneficiary's social security number. The beneficiary may be asked to sign and return a Form W-9. If not redeemed at this time by the beneficiary, the shares will be reregistered in the beneficiary's name. Thereafter, the beneficiary may not make additional investments into his or her trust share account other than through reinvestment of distributions. If the beneficiary dies during the term of the trust, the shares automatically pass to the beneficiary's executors or administrators to be disposed of as part of the beneficiary's estate.

CLASSES OF TRUST SHARES

CLASS E SHARES Your purchases of Class E shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. A portion of the sales charge is the commission paid to the financial advisor firm on the sale of Class E shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

  CLASS E SALES CHARGES
--------------------------------------------------------------------------------

                                                                             % OF
                                                                           OFFERING
                                              AS A % OF                      PRICE
                                             THE PUBLIC       AS A %      RETAINED BY
                                              OFFERING       OF YOUR       FINANCIAL
AMOUNT OF PURCHASE                              PRICE       INVESTMENT   ADVISOR FIRM
Less than $50,000                               4.50           4.71          4.00
--------------------------------------------------------------------------------
$50,000 to less than $100,000                   3.50           3.63          3.00
--------------------------------------------------------------------------------
$100,000 to less than $250,000                  2.50           2.56          2.00
--------------------------------------------------------------------------------
$250,000 to less than $500,000                  1.25           1.27          1.00
--------------------------------------------------------------------------------
$500,000 or more                                0.00           0.00          0.00

Class E shares bought without an initial sales charge in accounts aggregating $500,000 to $5 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class E share purchases that bring your account value above $500,000 are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase.

YOUR ACCOUNT

For Class E share purchases of $500,000 or more, financial advisors receive a cumulative commission from the distributor as follows:

  PURCHASES OVER $500,000
--------------------------------------------------------------------------------

AMOUNT PURCHASED                                           COMMISSION %
First $3 million                                               1.00
--------------------------------------------------------------------------------
Next $2 million                                                0.50
--------------------------------------------------------------------------------
Over $5 million                                                0.25


The commission to financial advisors for Class E share purchases of over $5 million is paid over 12 months but only to the extent the shares remain outstanding.

CLASS F SHARES Your purchases of Class F shares are at Class F's net asset value. Class F shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the completion of the periods shown in the chart below. The CDSC generally declines each year and eventually disappears over time. Class F shares automatically convert to Class E shares after eight years. The distributor pays the financial advisor firm an up-front commission of 4.00% on sales of Class F shares.

  CLASS F SALES CHARGES
--------------------------------------------------------------------------------

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             5.00
--------------------------------------------------------------------------------
Through second year                                            4.00
--------------------------------------------------------------------------------
Through third year                                             3.00
--------------------------------------------------------------------------------
Through fourth year                                            3.00
--------------------------------------------------------------------------------
Through fifth year                                             2.00
--------------------------------------------------------------------------------
Through sixth year                                             1.00
--------------------------------------------------------------------------------
Longer than six years                                          0.00

WITHDRAWAL UNDER THE LIBERTY ADVANTAGE PLAN. If the beneficiary under a Liberty Advantage Plan trust exercises his or her withdrawal rights, the financial service firm shall refund to the distributor any sales charge or initial commission previously retained or paid on the withdrawn shares or amount redeemed.

YOUR ACCOUNT


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
Trust shares may not be exchanged for shares of any other fund distributed by Liberty Funds Distributor, Inc. You may exchange your Class A, B and C shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

YOUR ACCOUNT

  OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
--------------------------------------------------------------------------------

METHOD                          INSTRUCTIONS
Through your                    You may call your financial advisor to place your sell order.
financial advisor               To receive the current trading day's price, your financial advisor firm must receive your request prior to the close of the NYSE, usually 4:00 p.m. Eastern time.
------------------------------------------------------------------------------------------
By exchange                     You or your financial advisor may sell shares by exchanging from the Fund into the same share class of another fund at no additional cost. To exchange by telephone, call 1-800-422-3737.
------------------------------------------------------------------------------------------
By telephone                    You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by
                                calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days.  The dollar limit for telephone sales is $100,000 in a 30-day period.  You do not need to set up this feature in advance of your call.  Certain restrictions apply to retirement accounts.  For details, call
                                1-800-345-6611.
------------------------------------------------------------------------------------------
By mail                         You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below.  In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell.  All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.  Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.  For details, call 1-800-345-6611.

                                Mail your letter of instruction to Liberty Funds Services,
                                Inc., P.O. Box 1722, Boston, MA 02105-1722.
------------------------------------------------------------------------------------------
By wire                         You may sell shares and request that the proceeds be wired to your bank.  You must set up this feature prior to your
                                telephone request.  Be sure to complete the appropriate section of the account application for this feature.
------------------------------------------------------------------------------------------
By systematic                   You may automatically sell a specified dollar amount or
withdrawal plan                 percentage of your account on a monthly, quarterly or
                                semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000.  This feature is not
                                available if you hold your shares in certificate form.  All dividend and capital gains distributions must be reinvested.
                                Be sure to complete the appropriate section of the account application for this feature.
------------------------------------------------------------------------------------------
By electronic                   You may sell shares and request that the proceeds be
funds transfer                  electronically transferred to your bank.  Proceeds may take up to two business days to be received by your bank.  You must set up this feature prior to your request.  Be sure to
                                complete the appropriate section of the account application for this feature.

Your Account

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A, B, C, E and F shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B, Class C, Class E and Class F shares. The annual distribution fee may equal up to 0.75% for each of Class B, Class C and Class F shares and 0.10% for Class E shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares. Class F shares automatically convert to Class E shares after eight years, eliminating a portion of the distribution fee upon conversion.

Your Account


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class B, C, E and F shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

Your Account

UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------
Dividend Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

  DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):


- send the check to your address of record

- send the check to a third party address

- transfer the money to your bank via electronic funds transfer

Distributions of trust shares are automatically reinvested until the trust's termination unless used to fund trust distributions permitted under the Liberty Advantage Plan.

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Under the Liberty Gift Plan, the trustee will file all income tax returns and pay all income taxes for income earned prior to the trust's

Your Account


termination. Under the Liberty Advantage Plan, the beneficiary will be obligated to report any income earned by the trust on his or her tax returns and to pay any applicable income taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

A gift made through the purchase of the Fund's trust shares may have to be reported under federal gift tax laws and may be subject to federal gift taxes. In general, a federal gift tax return must be filed reporting all gifts made by an individual during any calendar year, unless the gift qualifies for the annual federal gift tax exclusion. To so qualify, the gift must be a gift of a "present interest" and must not exceed $10,000 when combined with any other gifts made to the same beneficiary during the calendar year. The limit is $20,000 for a married couple who elect "gift splitting," but such election must be made on a gift tax return filed for the calendar year in which the gift is made. Whether a gift made through the purchase of the Fund's trust shares qualifies for the annual exclusion depends on the plan selected by the donor as well as on the combined amount of the gift and any other gifts made to the beneficiary by the donor during the particular year. In general, if no other gifts are made during the year to the beneficiary, a gift under the Liberty Advantage Plan will qualify for the federal gift tax exclusion to the extent it does not exceed the $10,000/$20,000 maximum; a gift under the gift plan will not qualify for the annual exclusion. A gift tax return reporting the amount of the gift under the gift plan and the amount of any gift under the Liberty Advantage Plan not qualifying for the annual exclusion must be filed by the donor. A gift tax return must also be filed by a married donor to elect gift splitting and thereby take advantage of the higher $20,000 limitation on the annual exclusion. Any gift tax due on account of the purchase of trust shares is the sole responsibility of the donor and will not be paid from the trust shares.

A purchase of trust shares may also be subject to state gift tax reporting requirements under the laws of the state in which the donor of the gift resides. See "Trust Shares" above and "Additional Tax Matters Concerning Trust Shares" in the Fund's Statement of Additional Information for more detailed information about these and other tax matters applicable to an investment in the Fund. Due to the complexity of federal and state laws pertaining to gifts in trust, you should consult your financial or tax advisor before investing in the Fund's trust shares.

MANAGING THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. Stein Roe has been an investment advisor since 1932. As of January 31, 2001, Stein Roe managed over $17 billion in assets.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc. (Liberty Financial).

For the 2000 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund amounted to 0.60% of average daily net assets of the Fund.

Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
On January 1, 2001, Stein Roe retained Stein Roe Investment Counsel LLC (SRIC), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, as the Fund's investment sub-advisor to manage the assets of the Fund. Previously, the Fund had been managed by a core team of investment professionals within the Private Capital Management (PCM) division of Stein Roe. SRIC is the successor to the business previously conducted by PCM, which Liberty Financial, Stein Roe's parent entity, sold to certain executives of PCM and an outside investor in a transaction that closed on December 31, 2000. Substantially, the same core portfolio team of investment professionals that managed the Fund as part of PCM now manage the Fund at SRIC. In its duties as investment sub-advisor, SRIC runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities.

Managing the Fund


Under the sub-advisory agreement, Stein Roe pays SRIC a monthly base fee at the annual rate of 0.20% of the average daily net assets of the Fund, which may be adjusted to an annual rate as high as 0.25% or to an annual rate as low as 0.15% depending on the investment performance of the Fund over a specified period of time as measured by Morningstar, Inc.'s Large Blend category for domestic equity funds. Notwithstanding the above, the sub-advisory agreement provides that SRIC shall not receive a fee of less than $350,000 per annum in the aggregate for managing the Fund and Liberty Tax-Managed Growth Fund II. Stein Roe pays the sub-advisory fee to SRIC under the sub-advisory agreement. The Fund does not pay any fees to SRIC. For more information see the caption "Fund Charges and Expenses" in the Statement of Additional Information.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Fund is managed by a team of investment professionals assigned to it by SRIC. No single individual has primary management responsibility over the Fund's portfolio securities.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

THE FUND
--------------------------------------------------------------------------------

                                                                             Year ended October 31,
                                                                                      2000
                                                   Class A          Class B          Class C         Class E (a)      Class F (a)
Net asset value --
Beginning of period ($)                             17.190           16.820           16.820           17.170           16.830
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment loss (b)                             (0.123)          (0.259)          (0.259)          (0.142)          (0.259)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                     1.313            1.289            1.289            1.312            1.299
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     1.190            1.030            1.030            1.170            1.040
------------------------------------------------------------------------------------------------------------------------------------
Net asset value --
End of period ($)                                   18.380           17.850           17.850           18.340           17.870
------------------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)                                  6.92             6.12             6.12             6.81             6.18
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (d)                                          1.44             2.19             2.19             1.54             2.19
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (d)                     (0.67)           (1.42)           (1.42)           (0.77)           (1.42)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                  69               69               69               69               69
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000) ($)              163,502          532,082           80,232            9,171           13,368


(a) Class E and Class F shares were collapsed into Class G and Class H shares, on February 28, 2000, which were then redesignated Class E and Class F shares, respectively.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

Financial Highlights


THE FUND
--------------------------------------------------------------------------------


                                                                         Year ended October 31,
                                                                                  1999
                                                Class A    Class B    Class C    Class E (a)  Class F (b)  Class G (a)  Class H (b)
Net asset value --
Beginning of period ($)                          13.390     13.200     13.200      13.360       13.210       13.380       13.210
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment loss (c)                          (0.034)    (0.151)    (0.152)     (0.050)      (0.151)      (0.050)      (0.151)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                  3.834      3.771      3.772       3.830        3.711        3.840        3.771
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                  3.800      3.620      3.620       3.780        3.560        3.790        3.620
------------------------------------------------------------------------------------------------------------------------------------
Net asset value --
End of period ($)                                17.190     16.820     16.820      17.140       16.770       17.170       16.830
------------------------------------------------------------------------------------------------------------------------------------
Total return (%) (d)                              28.38      27.42      27.42       28.29        26.95        28.33        27.40
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (e)                                       1.64       2.39       2.39        1.74         2.39         1.74         2.39
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (e)                  (0.21)     (0.96)     (0.96)      (0.31)       (0.96)       (0.31)       (0.96)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                               80         80         80          80           80           80           80
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000) ($)            97,531    303,726     46,869       1,089        2,025        6,427        8,122

(a) Effective February 28, 2000, Class E shares merged into Class G shares and Class G shares were redesignated Class E shares.

(b) Effective February 28, 2000, Class F shares merged into Class H shares and Class H shares were redesignated Class F shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

Financial Highlights


THE FUND
--------------------------------------------------------------------------------

                                                                            Year ended October 31,
                                                                                     1998
                                             Class A       Class B      Class C      Class E       Class F      Class G     Class H
Net asset value --
Beginning of period ($)                       12.040        11.960       11.960       12.020        11.970       12.040      11.960
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income (loss)(a)(b)             0.029        (0.069)      (0.069)       0.016        (0.069)       0.016      (0.069)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain               1.321         1.309        1.309        1.324         1.309        1.324       1.319
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations               1.350         1.240        1.240        1.340         1.240        1.340       1.250
------------------------------------------------------------------------------------------------------------------------------------
Net asset value --
End of period ($)                             13.390        13.200       13.200       13.360        13.210       13.380      13.210
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                         11.21         10.37        10.37        11.15         10.36        11.13       10.45
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (e)                                    1.56          2.31         2.31         1.66          2.31         1.66        2.31
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(e)                 0.22         (0.53)       (0.53)        0.12         (0.53)        0.12       (0.53)
------------------------------------------------------------------------------------------------------------------------------------
Fees and expenses waived or borne by
the Advisor/Administrator (e)                   0.12          0.12         0.12         0.12          0.12         0.12        0.12
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            91            91           91           91            91           91          91
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000) ($)         45,472       124,829       18,786          680         1,105        3,359       3,887
------------------------------------------------------------------------------------------------------------------------------------
(a) Net of fees and expenses waived or
    borne by the Advisor/Administrator
    which amounted to ($):                     0.016         0.016        0.016        0.016         0.016        0.016       0.016


(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

Financial Highlights

THE FUND
--------------------------------------------------------------------------------

                                                                             Period ended October 31,
                                                                                     1997 (b)
                                              Class A    Class B     Class C(c)     Class E     Class F      Class G      Class H
 Net asset value --
 Beginning of period ($)                      10.080      10.080       10.080        10.080      10.080       10.080       10.080
------------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment income (loss)(a)(d)            0.040      (0.032)      (0.032)        0.030      (0.032)       0.030       (0.032)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain              1.920       1.912        1.912         1.910       1.922        1.930        1.912
------------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              1.960       1.880        1.880         1.940       1.890        1.960        1.880
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                            12.040      11.960       11.960        12.020      11.970       12.040       11.960
------------------------------------------------------------------------------------------------------------------------------------
 Total return (%) (e)(f)(g)                    19.44       18.65        18.65         19.25       18.75        19.44        18.65
------------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (%):
 Expenses (h)(i)                                1.50        2.25         2.25          1.60        2.25         1.60         2.25
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss) (h)(i)            0.39       (0.36)       (0.36)         0.29       (0.36)        0.29        (0.36)
------------------------------------------------------------------------------------------------------------------------------------
 Fees and expenses waived or borne by
 the Advisor/Administrator (h)(i)               0.98        0.98         0.98          0.98        0.98         0.98         0.98
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover (%) (g)                       51          51           51            51          51           51           51
------------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of period (000) ($)        17,142      38,452        5,923           346         421        1,288        1,156
------------------------------------------------------------------------------------------------------------------------------------
(a) Net of fees and expenses waived or
    borne by the Advisor/Administrator
    which amounted to ($):                     0.096       0.096        0.096         0.096        0.096         0.096        0.096

(b) The Fund commenced investment operations on December 16, 1996. The activity shown is from the effective date of registration (December 30, 1996) with the Securities and Exchange Commission.

(c) Effective July 1, 1997, Class D shares were redesignated Class C shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(i) Annualized.

NOTES

FOR MORE INFORMATION
--------------------------------------------------------------------------------

You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust I: 811-2214
- Liberty Tax-Managed Growth Fund
(formerly Stein Roe Advisor Tax-Managed Growth Fund)

--------------------------------------------------------------------------------

                              [LIBERTY FUNDS LOGO]

                     LIBERTY FUNDS DISTRIBUTOR, INC.(c)2001
            ONE FINANCIAL CENTER, BOSTON,MA 02111-2621, 800-426-3750
                              www.libertyfunds.com

705-01/094F-0201

LIBERTY TAX-MANAGED GROWTH FUND                        PROSPECTUS, MARCH 1, 2001
--------------------------------------------------------------------------------

CLASS Z SHARES

Advised by Stein Roe & Farnham Incorporated

Only eligible investors may purchase Class Z shares. See "Your Account-Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND ...............................................................      2
--------------------------------------------------------------------------------
Investment Goals .......................................................      2

Principal Investment Strategies ........................................      2

Principal Investment Risks .............................................      3

Performance History ....................................................      4

Your Expenses ..........................................................      5


YOUR ACCOUNT ...........................................................      6
--------------------------------------------------------------------------------
How to Buy Shares ......................................................      6

Eligible Investors .....................................................      7

Sales Charges ..........................................................      8

How to Exchange Shares .................................................      8

How to Sell Shares .....................................................      8

Fund Policy on Trading of Fund Shares ..................................     10

Other Information About Your Account ...................................     10


MANAGING THE FUND ......................................................     13
--------------------------------------------------------------------------------
Investment Advisor .....................................................     13

Investment Sub-Advisor .................................................     13

Portfolio Managers .....................................................     14

FINANCIAL HIGHLIGHTS ...................................................     15
--------------------------------------------------------------------------------


--------------------------------
Not FDIC     May Lose Value
             -------------------
Insured      No Bank Guarantee
--------------------------------

THE FUND
--------------------------------------------------------------------------------

UNDERSTANDING TAX-MANAGED INVESTING

In managing the Fund, the sub-advisor uses investment strategies that are designed to reduce (but not eliminate) the payment by the Fund of taxable distributions to shareholders. These strategies include: buying stocks that pay low dividends or no dividends at all; maintaining a low portfolio turnover rate which helps to minimize the realization and distribution of taxable gains; deferring the sale of a security until the realized gain would qualify as a long-term capital gain rather than a short-term capital gain; selling securities to create a loss to offset gains realized on other securities; and selling the higher cost basis portion of a security holding before the lower cost basis portion.

From time to time, the Fund expects to distribute taxable income and capital gains. Market conditions may limit the Fund's ability to generate tax losses or to avoid dividend income. Additionally, the ability to use certain tax management techniques may be curtailed or eliminated in the future by tax legislation or regulation.


INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term capital growth while reducing shareholder exposure to taxes.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in large capitalization (large-cap) and medium capitalization (mid-cap) stocks. The Fund may also invest in foreign securities. In selecting stocks for the Fund, the Fund's investment sub-advisor uses fundamental research analysis and valuation techniques.

At times, the sub-advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.

Defining Capitalization. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large-cap; mid-cap; or small capitalization (small-cap). In defining a company's market capitalization, we use capitalization-based categories that are based in part on Standard & Poor's Index Services.

Large Capitalization. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is a member of the Standard & Poor's 500 Index is considered a large-cap stock.

Middle Capitalization. Mid-cap stocks are stocks with market capitalizations between $1 billion and the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($9.9 billion as of December 31, 2000). In addition, any stock that is a member of the S&P MidCap Index is considered a mid-cap stock.

Small Capitalization. Small-cap stocks are stocks with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index (less than $2.6 billion as of December 31, 2000).

THE FUND



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the sub-advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with similar funds.

The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Foreign securities are subject to special risks. The Fund may invest in foreign securities either indirectly (e.g., depositary receipts) or directly into foreign stock markets. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND



UNDERSTANDING PERFORMANCE

CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year since it commenced operations. They include the effects of Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's performance over the past one-year and the life of the Fund periods. They include the effects of Fund expenses.

The Fund's returns are compared to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. As with all mutual funds, past performance does not predict the Fund's future performance.


CALENDAR YEAR TOTAL RETURNS (CLASS Z) (1)
--------------------------------------------------------------------------------

[BAR CHART]

YEAR
1997                         24.40%
1998                         21.46%
1999                         28.08%
2000                        -15.10%


For period shown in bar chart:
Best quarter:  4th quarter 1998, +21.07%
Worst quarter:  4th quarter 2000, -13.64%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2000

                                                                   LIFE OF
                                                                     THE
                                               1 YEAR                FUND
Class Z (%)                                   -15.10               13.15(1)
--------------------------------------------------------------------------------
S&P Index (%)                                  -9.10               17.20(2)



(1) Class Z is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class A share returns are not restated to reflect any differences in expenses between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be higher, since Class Z shares are not subject to sales charges or service fees. Class A shares were initially offered on December 30, 1996 and Class Z shares were initially offered on January 11, 1999.

(2)   Performance information is from December 31, 1996.

THE FUND


UNDERSTANDING EXPENSES

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management and administration fees and administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

-     $10,000 initial investment

-     5% total return for each year

-     Fund operating expenses remain the same

-     Assumes reinvestment of all dividends and distributions



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


SHAREHOLDER FEES (3) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                  0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)                            0.00
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of
amount redeemed, if applicable)                                            (4)


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------

Management fee (5)(%)                                                   0.85
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                               0.00
--------------------------------------------------------------------------------
Other expenses (%)                                                      0.26
--------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                1.11


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR             3 YEARS            5 YEARS           10 YEARS
--------------------------------------------------------------------------------
        $113               $353                $612             $1,352


(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(4)   There is a $7.50 charge for wiring sale proceeds to your bank.

(5) The Fund pays a management fee of 0.60% and an administration fee of 0.25%.

YOUR ACCOUNT


HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------

METHOD                  INSTRUCTIONS
Through your            Your financial advisor can help you establish your account and buy Fund
financial advisor       shares on your behalf. Your financial advisor  may charge fees for executing the purchase for you.
------------------------------------------------------------------------------------------------------
By check                For new accounts, send a completed application and check made payable to the
(new account)           Fund to the transfer agent, Liberty Funds Services, Inc., P.O. Box 1722,
                        Boston, MA 02105-1722.
------------------------------------------------------------------------------------------------------
By check                For existing accounts, fill out and return the additional investment stub
(existing account)      included in your quarterly  statement, or send a letter instruction including your Fund name and account number with a check made payable to the
                        Fund to Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
------------------------------------------------------------------------------------------------------
By exchange             You or your financial advisor may acquire shares by exchanging shares you own in one fund for shares of the same class or Class A of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.
------------------------------------------------------------------------------------------------------
By wire                 You may purchase shares by wiring money from your bank account to your fund account. To wire funds to your fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
------------------------------------------------------------------------------------------------------
By electronic funds     You may purchase shares by electronically transferring money from your bank
transfer                account to your fund account by calling 1-800-422-3737. Electronic funds transfers may take up to two business days to settle and be considered in
                        "good form". You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
------------------------------------------------------------------------------------------------------
Automatic               You can make monthly or quarterly investments automatically from your bank
investment plan         account to your fund account. You can select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
------------------------------------------------------------------------------------------------------
By dividend             You may automatically invest dividends distributed by one fund into the same
diversification         class of shares of the Fund at no additional sales charge. To invest your dividends in another fund, call 1-800-345-6611.

YOUR ACCOUNT



ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Eligible Investors are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

- any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc., the Fund's distributor;

- any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and

- any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians, and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to hold shares of any fund distributed by Liberty Funds Distributor, Inc.

$100,000 minimum initial investment

- clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee;

- any insurance company, trust company or bank purchasing shares for its own account;

-     any endowment, investment company or foundation; and

- clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates.

No minimum initial investment

- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third party broker-dealer; and

- any person investing all or part of the proceeds of a distribution, roll over or transfer of assets into a Liberty IRA, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or roll over.

YOUR ACCOUNT



CHOOSING A SHARE CLASS

The Fund offers one class of shares in this prospectus -- CLASS Z.

The Fund also offers five additional classes of shares -- Class A, B, C, E and F shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Class E and F shares are designed for persons who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date at which time they pass to a beneficiary. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.



The Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Fund share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased, or a contingent deferred sales charge when sold.


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

YOUR ACCOUNT



OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD                    INSTRUCTIONS
Through your              You may call your financial advisor to place your sell order.
financial advisor         To receive the current trading day's price, your financial advisor firm must receive your request prior to the close of the NYSE, usually 4:00 p.m. Eastern time.
-----------------------------------------------------------------------------------------
By exchange               You or your financial advisor may sell shares by exchanging from the Fund into Class Z shares or Class A shares of another fund at no additional cost.  To exchange by telephone, call
                          1-800-422-3737.
-----------------------------------------------------------------------------------------
By telephone              You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by
                          calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days.  The dollar limit for telephone sales is $100,000 in a 30-day period.  You do not need to set up this feature in advance of your call.  Certain restrictions apply to retirement accounts.  For details, call
                          1-800-345-6611.
-----------------------------------------------------------------------------------------
By mail                   You may send a signed letter of instruction to the address below.  In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell.  All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.  Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.  For details, call 1-800-345-6611.

                          Mail your letter of instruction to Liberty Funds Services,
                          Inc., P.O. Box 1722, Boston, MA 02105-1722.
-----------------------------------------------------------------------------------------
By wire                   You may sell shares and request that the proceeds be wired to your bank.  You must set up this feature prior to your
                          telephone request.  Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------
By systematic             You may automatically sell a specified dollar amount or
withdrawal plan           percentage of your account on a monthly, quarterly or
                          semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000.  All dividend and capital gains distributions must be reinvested.  Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------
By electronic             You may sell shares and request that the proceeds be
funds transfer            electronically transferred to your bank.  Proceeds may take up to two business days to be received by your bank.  You must set up this feature prior to your request.  Be sure to complete the appropriate section of the account application for this feature.

YOUR ACCOUNT


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily price of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class Z shares.

YOUR ACCOUNT


UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:


TYPES OF DISTRIBUTIONS

Dividend          Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.
------------------------------------------------------------------------------------
Capital gains     Represents net long-term capital gains on sales of
                  securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

-     send the check to your address of record

-     send the check to a third party address

-     transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

YOUR ACCOUNT


TAX CONSEQUENCES Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distribution of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

MANAGING THE FUND
--------------------------------------------------------------------------------



INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. Stein Roe has been an investment advisor since 1932. As of January 31, 2001, Stein Roe managed over $17 billion in assets.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc. (Liberty Financial).

For the 2000 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund amounted to 0.60% of average daily net assets of the Fund.

Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
On January 1, 2001, Stein Roe retained Stein Roe Investment Counsel LLC (SRIC), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, as the Fund's investment sub-advisor to manage the assets of the Fund. Previously, the Fund had been managed by a core team of investment professionals within the Private Capital Management (PCM) division of Stein Roe. SRIC is the successor to the business previously conducted by PCM, which Liberty Financial, Stein Roe's parent entity, sold to certain executives of PCM and an outside investor in a transaction that closed on December 31, 2000. Substantially, the same core portfolio team of investment professionals that managed the Fund as part of PCM now manage the Fund at SRIC. In its duties as investment sub-advisor, SRIC runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities.

MANAGING THE FUND


Under the sub-advisory agreement, Stein Roe pays SRIC a monthly base fee at the annual rate of 0.20% of the average daily net assets of the Fund, which may be adjusted to an annual rate as high as 0.25% or to an annual rate as low as 0.15% depending on the investment performance of the Fund over a specified period of time as measured by Morningstar, Inc.'s Large Blend category for domestic equity funds. Notwithstanding the above, the sub-advisory agreement provides that SRIC shall not receive a fee of less than $350,000 per annum in the aggregate for managing the Fund and Liberty Tax-Managed Growth Fund II. Stein Roe pays the sub-advisory fee to SRIC under the sub-advisory agreement. The Fund does not pay any fees to SRIC. For more information see the caption "Fund Charges and Expenses" in the Statement of Additional Information.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Fund is managed by a team of investment professionals assigned to it by SRIC. No single individual has primary management responsibility over the Fund's portfolio securities.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception which run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.



THE FUND
--------------------------------------------------------------------------------

                                                            Year ended October 31,                Period ended October 31,
                                                                     2000                                  1999
                                                                   Class Z                               Class Z (a)
Net asset value --
Beginning of period ($)                                            17.230                                  15.560
==================================================================================================================================

INCOME FROM INVESTMENT OPERATIONS ($):
Net investment loss (b)                                            (0.076)                                 (0.016)
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                    1.306                                   1.686
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    1.230                                   1.670
----------------------------------------------------------------------------------------------------------------------------------
Net asset value --
End of period ($)                                                  18.460                                  17.230
==================================================================================================================================
Total return (%) (c)                                                 7.14                                   10.73(d)
----------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS (%):
Expenses (e)                                                         1.19                                    0.79(f)
==================================================================================================================================
Net investment income (loss) (e)                                    (0.42)                                  (0.13)(f)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                 69                                      80
==================================================================================================================================
Net assets at end of
period (000) ($)                                                    1,941                                       1

(a)   Class Z shares were initially offered on January 11, 1999.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d)   Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(f)   Annualized.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
 www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust I:  811-2214
-  Liberty Tax-Managed Growth Fund
  (formerly Stein Roe Advisor Tax-Managed Growth Fund)


--------------------------------------------------------------------------------




                              [LIBERTY FUNDS LOGO]

                    Liberty Funds Distributor, Inc. (C)2001
           One Financial Center, Boston, MA  02111-2621, 800-426-3750
                              www.libertyfunds.com


705-01/095F-0201

LIBERTY TAX-MANAGED GROWTH FUND II                     PROSPECTUS, MARCH 1, 2001


CLASS A, B AND C SHARES

Advised by Stein Roe & Farnham Incorporated


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                                      2
-------------------------------------------------------------------------------

Investment Goals...........................................................   2

Principal Investment Strategies............................................   2

Principal Investment Risks.................................................   3

Performance................................................................   3

Your Expenses..............................................................   4

YOUR ACCOUNT                                                                  5
-------------------------------------------------------------------------------

How to Buy Shares..........................................................   5

Sales Charges..............................................................   6

How to Exchange Shares.....................................................  10

How to Sell Shares.........................................................  10

Fund Policy on Trading of Fund Shares......................................  12

Distribution and Service Fees..............................................  12

Other Information About Your Account.......................................  13





MANAGING THE FUND                                                            16
-------------------------------------------------------------------------------

Investment Advisor.........................................................  16

Investment Sub-Advisor.....................................................  16

Portfolio Managers.........................................................  17

FINANCIAL HIGHLIGHTS                                                         18
-------------------------------------------------------------------------------

----------------------------
Not FDIC   May Lose Value
Insured    -----------------
           No Bank Guarantee
----------------------------

THE FUND


UNDERSTANDING
TAX-MANAGED INVESTING

In managing the Fund, the sub-advisor uses investment strategies that are designed to reduce (but not eliminate) the payment by the Fund of taxable distributions to shareholders. These strategies include: buying stocks that pay low dividends or no dividends at all; maintaining a low portfolio turnover rate which helps to minimize the realization and distribution of taxable gains; deferring the sale of a security until the realized gain would qualify as a long-term capital gain rather than a short-term capital gain; selling securities to create a loss to offset gains realized on other securities; and selling the higher cost basis portion of a security holding before the lower cost basis portion.

From time to time, the Fund expects to distribute taxable income and capital gains. Market conditions may limit the Fund's ability to generate tax losses or to avoid dividend income. Additionally, the ability to use certain tax management techniques may be curtailed or eliminated in the future by tax legislation or regulation.

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term capital growth while reducing shareholder exposure to taxes.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in large capitalization (large-cap) and medium capitalization (mid-cap) stocks. The Fund may also invest in foreign securities. In selecting stocks for the Fund, the Fund's investment sub-advisor uses fundamental research analysis and valuation techniques.

At times, the sub-advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.

Defining Capitalization. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large-cap; mid-cap; or small capitalization (small-cap). In defining a company's market capitalization, we use capitalization-based categories that are based in part on Standard & Poor's Index Services.

Large Capitalization. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is a member of the Standard & Poor's 500 Index is considered a large-cap stock.

Middle Capitalization. Mid-cap stocks are stocks with market capitalizations between $1 billion and the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($9.9 billion as of December 31, 2000). In addition, any stock that is a member of the S&P MidCap Index is considered a mid-cap stock.

Small Capitalization. Small-cap stocks are stocks with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index (less than $2.6 billion as of December 31, 2000).

THE FUND


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the sub-advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with similar funds.

The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Foreign securities are subject to special risks. The Fund may invest in foreign securities either indirectly (e.g., depositary receipts) or directly into foreign stock markets. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE
--------------------------------------------------------------------------------
Because the Fund is a new Fund and has not completed one full year of investment performance, information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this prospectus.

The Fund's returns will be compared to the Standard & Poor's 500 Index, an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

THE FUND


UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management and administration fees, 12b-1 fees and administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain the same

- Assumes reinvestment of all dividends and distributions

- Assumes Class B shares convert to Class A shares after eight years

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


SHAREHOLDER FEES (1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     CLASS A     CLASS B     CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                5.75        0.00        0.00
--------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)         1.00(2)      5.00        1.00
--------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of
amount redeemed, if applicable)                        (3)         (3)         (3)

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                     CLASS A     CLASS B     CLASS C
Management fee (4)  (%)                                1.00        1.00        1.00
--------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)              0.25        1.00        1.00
--------------------------------------------------------------------------------------
Other expenses  (5) (%)                                0.87        0.87        0.87
--------------------------------------------------------------------------------------
Total annual fund operating expenses (5) (%)           2.12        2.87        2.87

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

CLASS                                    1 YEAR     3 YEARS     5 Years     10 Years
Class A                                   $778       $1,201      $1,649      $2,886
--------------------------------------------------------------------------------------
Class B: did not sell your shares         $290        $889       $1,513      $3,017

         sold all your shares at
         the end of the period            $790       $1,189      $1,713      $3,017
--------------------------------------------------------------------------------------
Class C: did not sell your shares         $290        $889       $1,513      $3,195

         sold all your shares at
         the end of the period            $390        $889       $1,513      $3,195

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(3) There is a $7.50 charge for wiring sale proceeds to your bank.

(4) The Fund pays a management fee of 0.80% and an administration fee of 0.20%.

(5) The Fund's advisor has agreed to bear the Fund's expenses such that "Other expenses" do not exceed 0.25% of the first $100 million of average net assets and 0.50% of average net assets over $100 million annually. As a result the actual "Other expenses" for each share class would be 0.25% and total annual fund operating expenses for Class A, B and C shares would be 1.50%, 2.25% and 2.25%, respectively. The advisor will be able to recuperate expense reimbursement payments made to the Fund during the first three years that the Fund's shares were offered for sale. This will be accomplished by the payment of an expense reimbursement fee by the Fund to the advisor computed and paid monthly, with a limitation that immediately after such payment the Fund's "Other expenses" will not exceed 0.25% of the first $100 million of average net assets and 0.50% of average net assets over $100 million annually. This arrangement may be modified or terminated at an earlier date by the advisor.

YOUR ACCOUNT


INVESTMENT MINIMUMS

Initial Investment.....................................................  $1,000
Subsequent Investments.................................................     $50
Automatic Investment Plan*.............................................     $50
Retirement Plans*......................................................     $25

* The initial investment minimum of $1,000 is waived on this plan.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

METHOD                INSTRUCTIONS
Through your          Your financial advisor can help you establish your account and
financial advisor     buy Fund shares on your behalf.  Your financial advisor may charge you fees for executing the purchase for you.
--------------------------------------------------------------------------------------
By check              For new accounts, send a completed application and check made
(new account)         payable to the Fund to the transfer agent, Liberty Funds
                      Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------------
By check              For existing accounts, fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds
                      Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------------
By exchange           You or your financial advisor may acquire shares
                      by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market
                      fund. To exchange by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------------
By wire               You may purchase shares by wiring money from your
                      bank account to your fund account. To wire funds to your
                      fund account, call 1-800-422-3737 to obtain a control
                      number and the wiring instructions.
--------------------------------------------------------------------------------------
By electronic funds   You may purchase shares by electronically transferring money
transfer              from your bank account to your fund account by calling
                      1-800-422-3737. Electronic funds transfers may take up to
                      two business days to settle and be considered in "good
                      form." You must set up this feature prior to your
                      telephone request. Be sure to complete the appropriate
                      section of the application.
--------------------------------------------------------------------------------------
Automatic             You can make monthly or quarterly investments automatically
investment plan       from your bank account to your fund account.  You can select a pre-authorized amount to be sent via electronic funds
                      transfer. Be sure to complete the appropriate section of
                      the application for this feature.
--------------------------------------------------------------------------------------
By dividend           You may automatically invest dividends distributed by one fund
diversification       into the same class of shares of the Fund at no additional sales charge.  To invest your dividends in another fund, call
                      1-800-345-6611.

YOUR ACCOUNT


CHOOSING A SHARE CLASS

The Fund offers three classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.

The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.


SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.

CLASS A SHARES Your purchases of Class A shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. A portion of the sales charge is the commission paid to the financial advisor firm on the sale of Class A shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

CLASS A SALES CHARGES

                                                                       % OF
                                                                     OFFERING
                                        AS A % OF                      PRICE
                                       THE PUBLIC       AS A %      RETAINED BY
                                        OFFERING       OF YOUR       FINANCIAL
AMOUNT OF PURCHASE                        PRICE       INVESTMENT   ADVISOR FIRM
Less than $50,000                         5.75           6.10          5.00
--------------------------------------------------------------------------------
$50,000 to less than $100,000             4.50           4.71          3.75
--------------------------------------------------------------------------------
$100,000 to less than $250,000            3.50           3.63          2.75
--------------------------------------------------------------------------------
$250,000 to less than $500,000            2.50           2.56          2.00
--------------------------------------------------------------------------------
$500,000 to less than $1,000,000          2.00           2.04          1.75
--------------------------------------------------------------------------------
$1,000,000 or more                        0.00           0.00          0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchased through a fee-based program.

YOUR ACCOUNT


UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.


For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION

AMOUNT PURCHASED                                            COMMISSION %
First $3 million                                               1.00
--------------------------------------------------------------------------------
$3 million to less than $5 million                             0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                            0.50
--------------------------------------------------------------------------------
$25 million or more                                            0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the completion of the periods shown in the charts below. The CDSC generally declines each year and eventually disappears over time. The distributor pays the financial advisor firm an up-front commission on sales of Class B shares as depicted in the charts below.

YOUR ACCOUNT


PURCHASES OF LESS THAN $250,000:

CLASS B SALES CHARGES

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             5.00
--------------------------------------------------------------------------------
Through second year                                            4.00
--------------------------------------------------------------------------------
Through third year                                             3.00
--------------------------------------------------------------------------------
Through fourth year                                            3.00
--------------------------------------------------------------------------------
Through fifth year                                             2.00
--------------------------------------------------------------------------------
Through sixth year                                             1.00
--------------------------------------------------------------------------------
Longer than six years                                          0.00

Commission to financial advisors is 5.00%.
Automatic conversion to Class A shares is eight years after purchase.

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will receive the lower CDSC and the applicable reduced holding period.

PURCHASES OF $250,000 TO LESS THAN $500,000:

CLASS B SALES CHARGES

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             3.00
--------------------------------------------------------------------------------
Through second year                                            2.00
--------------------------------------------------------------------------------
Through third year                                             1.00
--------------------------------------------------------------------------------
Longer than three years                                        0.00

Commission to financial advisors is 2.50%.
Automatic conversion to Class A shares is four years after purchase.

YOUR ACCOUNT


PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

CLASS B SALES CHARGES

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                             3.00
--------------------------------------------------------------------------------
Through second year                                            2.00
--------------------------------------------------------------------------------
Through third year                                             1.00

Commission to financial advisors is 1.75%.
Automatic conversion to Class A shares is three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which cause the exchanged or transferred account to exceed the applicable discount level will receive the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor which does not, the exchanged or transferred shares will retain the pre-existing CDSC but all additional purchases of Class B shares will be in accordance with the higher CDSC and longer holding period of the non-participating fund or financial advisor.

CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

CLASS C SALES CHARGES

YEARS AFTER PURCHASE                             % DEDUCTED WHEN SHARES ARE SOLD
Through first year                                            1.00
--------------------------------------------------------------------------------
Longer than one year                                          0.00

YOUR ACCOUNT


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

YOUR ACCOUNT


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD                INSTRUCTIONS
Through your          You may call your financial advisor to place your sell order.
financial advisor     To receive the current trading day's price, your financial advisor firm must receive your request prior to the close
                      of the NYSE, usually 4:00 p.m. Eastern time.
---------------------------------------------------------------------------------------
By exchange           You or your financial advisor may sell shares by
                      exchanging from the Fund into the same share class of
                      another fund at no additional cost. To exchange by
                      telephone, call 1-800-422-3737.
---------------------------------------------------------------------------------------
By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by
                      calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar
                      limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call.
                      Certain restrictions apply to retirement accounts. For
                      details, call 1-800-345-6611.
---------------------------------------------------------------------------------------
By mail               You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below.  In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell.  All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.  Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.  For details, call 1-800-345-6611.

                      Mail your letter of instruction to Liberty Funds Services,
                      Inc., P.O. Box 1722, Boston, MA 02105-1722.
---------------------------------------------------------------------------------------
By wire               You may sell shares and request that the proceeds be
                      wired to your bank. You must set up this feature prior to
                      your telephone request. Be sure to complete the
                      appropriate section of the account application for this
                      feature.
---------------------------------------------------------------------------------------
By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage of your account on a monthly, quarterly or
                      semi-annual basis and have the proceeds sent to you if
                      your account balance is at least $5,000. This feature is
                      not available if you hold your shares in certificate form.
                      All dividend and capital gains distributions must be
                      reinvested. Be sure to complete the appropriate section of the account application for this feature.
---------------------------------------------------------------------------------------
By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank.  Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this
                      feature.

YOUR ACCOUNT


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.

YOUR ACCOUNT


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

YOUR ACCOUNT


UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividend              Represents interest and dividends earned from securities
                      held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains         Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

- send the check to your address of record
- send the check to a third party address
- transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

YOUR ACCOUNT


TAX CONSEQUENCES Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

MANAGING THE FUND


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. Stein Roe has been an investment advisor since 1932. As of January 31, 2001, Stein Roe managed over $17 billion in assets.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc. (Liberty Financial).

For the 2000 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund amounted to 0.80% of average daily net assets of the Fund.

Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
On January 1, 2001, Stein Roe retained Stein Roe Investment Counsel LLC (SRIC), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, as the Fund's investment sub-advisor to manage the assets of the Fund. Previously, the Fund had been managed by a core team of investment professionals within the Private Capital Management (PCM) division of Stein Roe. SRIC is the successor to the business previously conducted by PCM, which Liberty Financial, Stein Roe's parent entity, sold to certain executives of PCM and an outside investor in a transaction that closed on December 31, 2000. Substantially, the same core portfolio team of investment professionals that managed the Fund as part of PCM now manage the Fund at SRIC. In its duties as investment sub-advisor, SRIC runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities.

MANAGING THE FUND


Under the sub-advisory agreement, Stein Roe pays SRIC a monthly base fee at the annual rate of 0.20% of the average daily net assets of the Fund, which may be adjusted to an annual rate as high as 0.25% or to an annual rate as low as 0.15% depending on the investment performance of the Fund over a specified period of time as measured by Morningstar, Inc.'s Large Blend category for domestic equity funds. Notwithstanding the above, the sub-advisory agreement provides that SRIC shall not receive a fee of less than $350,000 per annum in the aggregate for managing the Fund and Liberty Tax-Managed Growth Fund. Stein Roe pays the sub-advisory fee to SRIC under the sub-advisory agreement. The Fund does not pay any fees to SRIC. For more information see the caption "Fund Charges and Expenses" in the Statement of Additional Information.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Fund is managed by a team of investment professionals assigned to it by SRIC. No single individual has primary management responsibility over the Fund's portfolio securities.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception which run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

THE FUND

                                                       Period ended October 31,
                                                               2000(b)
                                                  Class A     Class B      Class C
 Net asset value --
 Beginning of period ($)                          12.000       12.000       12.000
----------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment loss (a)(c)                       (0.065)     (0.123)      (0.123)
----------------------------------------------------------------------------------------
 Net realized and unrealized loss                 (0.385)     (0.367)      (0.377)
----------------------------------------------------------------------------------------
 Total from Investment Operations                 (0.450)     (0.490)      (0.500)
----------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                11.550       11.510       11.500
----------------------------------------------------------------------------------------
 Total return (%) (d)(e)(f)                       (3.75)       (4.08)       (4.17)
----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (%):
 Expenses (g)(h)                                   1.50         2.25         2.25
----------------------------------------------------------------------------------------
 Net investment income (g)(h)                     (0.84)       (1.59)       (1.59)
----------------------------------------------------------------------------------------
 Fees and expenses waived or
 borne by the Advisor/Administrator (g)(h)         0.62         0.62         0.62
----------------------------------------------------------------------------------------
 Portfolio turnover (%) (e)                         32           32           32
----------------------------------------------------------------------------------------
 Net assets at end of
 period (000) ($)                                  6,769       50,859       5,801

(a)  Net of fees and expenses waived or
     borne by the Advisor/Administrator
     which amounted to ($):                        0.048       0.048        0.048

(b) The Fund commenced investment operations on March 7, 2000.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e) Not annualized.

(f) Had the Advisor/Administrator not reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(h) Annualized.

NOTES

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FOR MORE INFORMATION
--------------------------------------------------------------------------------
You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust I: 811-2214
- Liberty Tax-Managed Growth Fund II
  (formerly Stein Roe Advisor Tax-Managed Growth Fund II)

--------------------------------------------------------------------------------


                              [LIBERTY FUNDS LOGO]


                     LIBERTY FUNDS DISTRIBUTOR, INC.(c)2001
            ONE FINANCIAL CENTER, BOSTON,MA 02111-2621, 800-426-3750
                              www.libertyfunds.com



709-01/133F-0201

LIBERTY TAX-MANAGED GROWTH FUND II   PROSPECTUS, MARCH 1, 2001
--------------------------------------------------------------------------------

CLASS Z SHARES

Advised by Stein Roe & Farnham Incorporated

Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



TABLE OF CONTENTS

THE FUND                                                                       2
--------------------------------------------------------------------------------

Investment Goals ..........................................................    2
Principal Investment Strategies ...........................................    2
Principal Investment Risks ................................................    3
Performance ...............................................................    3
Your Expenses .............................................................    4

YOUR ACCOUNT                                                                   5
--------------------------------------------------------------------------------

How to Buy Shares .........................................................    5
Eligible Investors ........................................................    6
Sales Charges .............................................................    7
How to Exchange Shares ....................................................    7
How to Sell Shares ........................................................    7
Fund Policy on Trading of Fund Shares .....................................    9
Other Information About Your Account ......................................    9

MANAGING THE FUND                                                             12
--------------------------------------------------------------------------------

Investment Advisor ........................................................   12
Investment Sub-Advisor ....................................................   12
Portfolio Managers ........................................................   13

FINANCIAL HIGHLIGHTS                                                          14
--------------------------------------------------------------------------------

----------------------------
Not FDIC   May Lose Value
          ------------------
Insured    No Bank Guarantee
----------------------------

THE FUND
--------------------------------------------------------------------------------


UNDERSTANDING TAX-MANAGED INVESTING

In managing the Fund, the sub-advisor uses investment strategies that are designed to reduce (but not eliminate) the payment by the Fund of taxable distributions to shareholders. These strategies include: buying stocks that pay low dividends or no dividends at all; maintaining a low portfolio turnover rate which helps to minimize the realization and distribution of taxable gains; deferring the sale of a security until the realized gain would qualify as a long-term capital gain rather than a short-term capital gain; selling securities to create a loss to offset gains realized on other securities; and selling the higher cost basis portion of a security holding before the lower cost basis portion.

From time to time, the Fund expects to distribute taxable income and capital gains. Market conditions may limit the Fund's ability to generate tax losses or to avoid dividend income. Additionally, the ability to use certain tax management techniques may be curtailed or eliminated in the future by tax legislation or regulation.


INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term capital growth while reducing shareholder exposure to taxes.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in large capitalization (large-cap) and medium capitalization (mid-cap) stocks. The Fund may also invest in foreign securities. In selecting stocks for the Fund, the Fund's investment sub-advisor uses fundamental research analysis and valuation techniques.

At times, the sub-advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.

Defining Capitalization. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large-cap; mid-cap; or small capitalization (small-cap). In defining a company's market capitalization, we use capitalization-based categories that are based in part on Standard & Poor's Index Services.

Large Capitalization. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is a member of the Standard & Poor's 500 Index is considered a large-cap stock.

Middle Capitalization. Mid-cap stocks are stocks with market capitalizations between $1 billion and the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($9.9 billion as of December 31, 2000). In addition, any stock that is a member of the S&P MidCap Index is considered a mid-cap stock.

Small Capitalization. Small-cap stocks are stocks with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index (less than $2.6 billion as of December 31, 2000).

THE FUND


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the sub-advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with similar funds.

The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Foreign securities are subject to special risks. The Fund may invest in foreign securities either indirectly (e.g., depositary receipts) or directly into foreign stock markets. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE
--------------------------------------------------------------------------------
Because the Fund is a new Fund and has not completed one full year of investment performance, information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this prospectus.

The Fund's returns will be compared to the Standard & Poor's 500 Index, an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

THE FUND


UNDERSTANDING EXPENSES

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management and administration fees and administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

-   $10,000 initial investment

-   5% total return for each year

-   Fund operating expenses remain the same

-   Assumes reinvestment of all dividends and distributions


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


SHAREHOLDER FEES (1) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                    0.00
-------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)                              0.00
-------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of
amount redeemed, if applicable)                                              (2)


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

Management fee (3) (%)                                                      1.00
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                   0.00
--------------------------------------------------------------------------------
Other expenses (4) (%)                                                      0.87
--------------------------------------------------------------------------------
Total annual fund operating expenses (4) (%)                                1.87


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

     1 YEAR               3 YEARS             5 YEARS            10 YEARS
      $190                 $588               $1,011              $2,190

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) There is a $7.50 charge for wiring sale proceeds to your bank.

(3) The Fund pays a management fee of 0.80% and an administration fee of 0.20%.

(4) The Fund's advisor has agreed to bear the Fund's expenses such that "Other expenses" do not exceed 0.25% of the first $100 million of average net assets and 0.50% of average net assets over $100 million annually. As a result the actual "Other expenses" for Class Z shares would be 0.25% and total annual fund operating expenses for Class Z would be 1.25%. The advisor will be able to recuperate expense reimbursement payments made to the Fund during the first three years that the Fund's shares were offered for sale. This will be accomplished by the payment of an expense reimbursement fee by the Fund to the advisor computed and paid monthly, with a limitation that immediately after such payment the Fund's "Other expenses" will not exceed 0.25% of the first $100 million of average net assets and 0.50% of average net assets over $100 million annually. This arrangement may be modified or terminated at an earlier date by the advisor.

YOUR ACCOUNT
--------------------------------------------------------------------------------


HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------

METHOD                INSTRUCTIONS
Through your          Your financial advisor can help you establish your account and
financial advisor     buy Fund shares on your behalf.  Your financial advisor may charge you fees for executing the purchase for you.
------------------------------------------------------------------------------------
By check              For new accounts, send a completed application and check made
(new account)         payable to the Fund to the transfer agent, Liberty Funds
                      Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
------------------------------------------------------------------------------------
By check              For existing accounts, fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds
                      Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
------------------------------------------------------------------------------------
By exchange           You or your financial advisor may acquire shares by exchanging shares you own in one fund for shares of the same class or
                      Class A of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund.
                      To exchange by telephone, call 1-800-422-3737.
------------------------------------------------------------------------------------
By wire               You may purchase shares by wiring money from your bank
                      account to your fund account. To wire funds to your fund
                      account, call 1-800-422-3737 to obtain a control number
                      and the wiring instructions.
------------------------------------------------------------------------------------
By electronic funds   You may purchase shares by electronically transferring money
transfer              from your bank account to your fund account by calling
                      1-800-422-3737. Electronic funds transfers may take up to
                      two business days to settle and be considered in "good
                      form." You must set up this feature prior to your
                      telephone request. Be sure to complete the appropriate
                      section of the application.
------------------------------------------------------------------------------------
Automatic             You can make monthly or quarterly investments automatically
investment plan       from your bank account to your fund account.  You can select a pre-authorized amount to be sent via electronic funds
                      transfer. Be sure to complete the appropriate section of
                      the application for this feature.
------------------------------------------------------------------------------------
By dividend           You may automatically invest dividends distributed by one fund
diversification       into the same class of shares of the Fund at no additional sales charge.  To invest your dividends in another fund, call
                      1-800-345-6611.

YOUR ACCOUNT


ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Eligible Investors are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

- any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc., the Fund's distributor;

- any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and

- any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians, and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to hold shares of any fund distributed by Liberty Funds Distributor, Inc.

$100,000 minimum initial investment

- clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee;

- any insurance company, trust company or bank purchasing shares for its own account;

-     any endowment, investment company or foundation; and

- clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates.

No minimum initial investment

- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third party broker-dealer; and

- any person investing all or part of the proceeds of a distribution, roll over or transfer of assets into a Liberty IRA, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or roll over.

YOUR ACCOUNT


CHOOSING A SHARE CLASS

The Fund offers one class of shares in this prospectus -- CLASS Z.

The Fund also offers three additional classes of shares -- Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.


The Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Fund share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased, or a contingent deferred sales charge when sold.


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

YOUR ACCOUNT


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
--------------------------------------------------------------------------------

METHOD                INSTRUCTIONS
Through your          You may call your financial advisor to place your sell order.
financial advisor     To receive the current trading day's price, your financial advisor firm must receive your request prior to the close
                      of the NYSE, usually 4:00 p.m. Eastern time.
--------------------------------------------------------------------------------------
By exchange           You or your financial advisor may sell shares by exchanging from the Fund into Class Z shares or Class A shares of another fund at no additional cost. To exchange by telephone, call
                      1-800-422-3737.
--------------------------------------------------------------------------------------
By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by
                      calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days.  The dollar limit for telephone sales is $100,000 in a 30-day period.  You do not need to set up this feature in advance of your call.  Certain restrictions apply to retirement accounts.  For details, call
                      1-800-345-6611.
--------------------------------------------------------------------------------------
By mail               You may send a signed letter of instruction to the address below.  In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell.  All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.  Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.  For details, call 1-800-345-6611.

                      Mail your letter of instruction to Liberty Funds Services,
                      Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------------
By wire               You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your
                      telephone request. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------------
By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage of your account on a monthly, quarterly or
                      semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------------
By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank.  Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this
                      feature.

YOUR ACCOUNT


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class Z shares.

YOUR ACCOUNT


UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:


TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividend              Represents interest and dividends earned from securities
                      held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains         Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------
Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

-     send the check to your address of record

-     send the check to a third party address

-     transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

YOUR ACCOUNT


TAX CONSEQUENCES Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

MANAGING THE FUND


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. Stein Roe has been an investment advisor since 1932. As of January 31, 2001, Stein Roe managed over $17 billion in assets.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc. (Liberty Financial).

For the 2000 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund amounted to 0.80% of average daily net assets of the Fund.

Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
On January 1, 2001, Stein Roe retained Stein Roe Investment Counsel LLC (SRIC), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, as the Fund's investment sub-advisor to manage the assets of the Fund. Previously, the Fund had been managed by a core team of investment professionals within the Private Capital Management (PCM) division of Stein Roe. SRIC is the successor to the business previously conducted by PCM, which Liberty Financial, Stein Roe's parent entity, sold to certain executives of PCM and an outside investor in a transaction that closed on December 31, 2000. Substantially, the same core portfolio team of investment professionals that managed the Fund as part of PCM now manage the Fund at SRIC. In its duties as investment sub-advisor, SRIC runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities.

MANAGING THE FUND


Under the sub-advisory agreement, Stein Roe pays SRIC a monthly base fee at the annual rate of 0.20% of the average daily net assets of the Fund, which may be adjusted to an annual rate as high as 0.25% or to an annual rate as low as 0.15% depending on the investment performance of the Fund over a specified period of time as measured by Morningstar, Inc.'s Large Blend category for domestic equity funds. Notwithstanding the above, the sub-advisory agreement provides that SRIC shall not receive a fee of less than $350,000 per annum in the aggregate for managing the Fund and Liberty Tax-Managed Growth Fund II. Stein Roe pays the sub-advisory fee to SRIC under the sub-advisory agreement. The Fund does not pay any fees to SRIC. For more information see the caption "Fund Charges and Expenses" in the Statement of Additional Information.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Fund is managed by a team of investment professionals assigned to it by SRIC. No single individual has primary management responsibility over the Fund's portfolio securities.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception which run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

THE FUND
--------------------------------------------------------------------------------

                                                       Period ended October 31,
                                                               2000(b)
                                                              Class Z
 Net asset value --
 Beginning of period ($)                                       12.000
------------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):

 Net investment loss (a)(c)                                   (0.046)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized loss                             (0.374)
------------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                             (0.420)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                             11.580
------------------------------------------------------------------------------------------------------------------------------------
 Total return (%) (d)(e)(f)                                    (3.50)
------------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS (%):

 Expenses (g)(h)                                                1.25
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (g)(h)                                  (0.59)
------------------------------------------------------------------------------------------------------------------------------------
 Fees and expenses waived or
 borne by the Advisor/Administrator (g)(h)                      0.62
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover (%) (e)                                      32
------------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of
 period (000) ($)                                              4,740

 (a)  Net of fees and expenses waived or
      borne by the Advisor/Administrator which
      amounted to ($):                                         0.048

(b)   The Fund commenced investment operations on March 7, 2000.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e)   Not annualized.

(f) Had the Advisor/Administrator not reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(h)   Annualized.

NOTES
--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------
You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust I: 811-2214

-  Liberty Tax-Managed Growth Fund II
   (formerly Stein Roe Advisor Tax-Managed Growth Fund II)

                           [LIBERTY FUNDS LETTERHEAD]


709-01/096F-0201

LIBERTY TAX-MANAGED VALUE FUND                         PROSPECTUS, MARCH 1, 2001
--------------------------------------------------------------------------------

CLASS A, B AND C SHARES

Advised by Stein Roe & Farnham Incorporated


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS

THE FUND                                                                       2
--------------------------------------------------------------------------------

Investment Goals ..........................................................    2
Principal Investment Strategies ...........................................    2
Principal Investment Risks ................................................    3
Performance History .......................................................    4
Your Expenses .............................................................    5


YOUR ACCOUNT                                                                   6
--------------------------------------------------------------------------------

How to Buy Shares .........................................................    6
Sales Charges .............................................................    7
How to Exchange Shares ....................................................   11
How to Sell Shares ........................................................   11
Fund Policy on Trading of Fund Shares .....................................   13
Distribution and Service Fees .............................................   13
Other Information About Your Account ......................................   14

MANAGING THE FUND                                                             17
--------------------------------------------------------------------------------

Investment Advisor ........................................................   17
Portfolio Managers ........................................................   17

OTHER INVESTMENT
STRATEGIES AND RISKS                                                          18
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                          19
--------------------------------------------------------------------------------
APPENDIX A                                                                    20
--------------------------------------------------------------------------------

-----------------------------
Not FDIC    May Lose Value
            -----------------
Insured     No Bank Guarantee
-----------------------------

THE FUND
--------------------------------------------------------------------------------

UNDERSTANDING
TAX-MANAGED INVESTING

In managing the Fund, the advisor uses investment strategies that are designed to reduce (but not eliminate) the payment by the Fund of taxable distributions to shareholders. These strategies include: buying stocks that pay low dividends or no dividends at all; maintaining a low portfolio turnover rate which helps to minimize the realization and distribution of taxable gains; deferring the sale of a security until the realized gain would qualify as a long-term capital gain rather than a short-term capital gain; selling securities to create a loss to offset gains realized on other securities; and selling the higher cost basis portion of a security holding before the lower cost basis portion. The advisor may also utilize certain active, tax-management strategies. These include tax switches, dividend rolls and selling and reinvesting strategies. See "Other Investment Strategies and Risks" for further details.

From time to time, the Fund expects to distribute taxable income and capital gains. Market conditions may limit the Fund's ability to generate tax losses or to avoid dividend income. Additionally, the ability to use certain tax management techniques may be curtailed or eliminated in the future by tax legislation or regulation.

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term capital growth while reducing shareholder exposure to taxes.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in large capitalization (large-cap) and medium capitalization (mid-cap) stocks. The Fund also invests in foreign securities, including depositary receipts.

In managing the Fund, the Fund's investment advisor uses a value investment strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that in the advisor's opinion have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses fact-based, quantitative analysis supported by fundamental business and financial analysis.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examines both a fund's investment methodology and the size of the companies in which the fund invests. The Fund is in the "Large-Cap Value" Morningstar category. The advisor generally manages the Fund in accordance with the Morningstar guidelines for a "Large-Cap Value" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

Defining Capitalization. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large-cap; mid-cap; or small capitalization (small-cap). In defining a company's market capitalization, we use capitalization-based categories that are based in part on Standard & Poor's Index Services.

Large Capitalization. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is a member of the Standard & Poor's 500 Index is considered a large-cap stock.

Middle Capitalization. Mid-cap stocks are stocks with market capitalizations between $1 billion and the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($9.9 billion as of December 31, 2000). In addition, any stock that is a member of the S&P MidCap Index is considered a mid-cap stock.

Small Capitalization. Small-cap stocks are stocks with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index (less than $2.6 billion as of December 31, 2000).

THE FUND


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with similar funds.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and undervalued in the advisor's opinion. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Foreign securities are subject to special risks. The Fund may invest in foreign securities either indirectly (e.g., depositary receipts) or directly into foreign stock markets. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND

UNDERSTANDING PERFORMANCE

CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each complete calendar year since it commenced operations. It includes the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's performance over the past one-year and the life of the Fund periods. It includes the effects of Fund expenses. The table shows each class's returns with sales charges.

The Fund's returns are compared to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The Fund's returns are also compared to the Standard & Poor's Barra Value Index (S&P Barra Index), an unmanaged index that tracks the performance of companies in the S&P Index with low price-to-book ratios. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns for its Class A shares excluding sales charges. The performance table following the bar chart shows how the Fund's average annual returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance.


CALENDAR YEAR TOTAL RETURNS (CLASS A)
--------------------------------------------------------------------------------

[BAR CHART]

YEAR
2000             14.10%

For period shown in bar chart:

Best quarter: 4th quarter 2000, +9.41%

Worst quarter: 1st quarter 2000, -1.43%


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                      INCEPTION                      LIFE OF
                                        DATE              1 YEAR     THE FUND
Class A (%)                            6/1/99              7.53       -3.77
--------------------------------------------------------------------------------
Class B (%)                            6/1/99              8.29       -3.32
--------------------------------------------------------------------------------
Class C (%)                            6/1/99             12.29       -0.79
--------------------------------------------------------------------------------
S&P Index (%)                            N/A              -9.10        2.09
--------------------------------------------------------------------------------
S&P Barra Index (%)                      N/A               6.08        5.57

THE FUND

UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds
Distributor, Inc., the Fund's distributor.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management and administration fees, 12b-1 fees, brokerage costs, and administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

-    $10,000 initial investment

-    5% total return for each year

-    Fund operating expenses remain the same

-    Assumes reinvestment of all dividends and distributions

-    Assumes Class B shares convert to Class A shares after eight years


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


SHAREHOLDER FEES (2) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                    CLASS A     CLASS B  CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)               5.75        0.00     0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)         1.00(3)     5.00     1.00
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount
redeemed, if applicable)                               (4)         (4)      (4)


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                   CLASS A   CLASS B   CLASS C
Management fee (5) (%)                              1.00      1.00      1.00
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)           0.30      1.00      1.00
--------------------------------------------------------------------------------
Other expenses (6) (%)                              0.50      0.50      0.50
--------------------------------------------------------------------------------
Total annual fund operating expenses (%)            1.80      2.50      2.50


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------

                                           1 YEAR  3 YEARS    5 YEARS   10 YEARS
   CLASS
   Class A                                   $747   $1,109    $1,494    $2,569
--------------------------------------------------------------------------------
   Class B:    did not sell your shares      $253    $ 779    $1,331    $2,652

               sold all your shares at
               the end of the period         $753   $1,079    $1,531    $2,652
--------------------------------------------------------------------------------
   Class C:    did not sell your shares      $253    $ 779    $1,331    $2,836

               sold all your shares at
               the end of the period         $353    $ 779    $1,331    $2,836


(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(3) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(4)  There is a $7.50 charge for wiring sale proceeds to your bank.

(5)  The Fund pays a management fee of 0.80% and an administration fee of 0.20%.

(6) The Fund's advisor has agreed to bear the Fund's expenses such that "Other expenses" do not exceed 0.50% annually. The advisor will be able to recuperate expense reimbursement payments made to the Fund during the first three years that the Fund's shares were offered for sale. This will be accomplished by the payment of an expense reimbursement fee by the Fund to the advisor computed and paid monthly, with a limitation that immediately after such payment the Fund's "Other expenses" will not exceed 0.50% annually. For the fiscal year ended October 31, 2000, the amount borne by the advisor amounted to less than 0.01% and, therefore, had no effect on the "Other expenses" figure stated in the table. This arrangement may be modified or terminated at an earlier date by the advisor.

YOUR ACCOUNT
--------------------------------------------------------------------------------


INVESTMENT MINIMUMS

Initial Investment .........................................              $1,000
Subsequent Investments .....................................              $   50
Automatic Investment Plan* .................................              $   50
Retirement Plans* ..........................................              $   25

*    The initial investment minimum of $1,000 is waived on this plan.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.


  OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

 METHOD             INSTRUCTIONS

 Through your       Your financial advisor can help you establish your account
 financial          and buy Fund shares on your behalf. Your financial advisor
 advisor            may charge you fees for executing the purchase for you.
--------------------------------------------------------------------------------
 By check           For new accounts, send a completed application and check
 (new account)      made payable to the Fund to the transfer agent, Liberty
                    Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
 By check           For existing accounts, fill out and return the additional
 (existing          investment stub included in your quarterly statement, or
 account)           send a letter of instruction including your Fund name and
                    account number with a check made payable to the Fund to
                    Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                    02105-1722.
--------------------------------------------------------------------------------
 By exchange        You or your financial advisor may acquire shares by
                    exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an
                    additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
 By wire            You may purchase shares by wiring money from your bank
                    account to your fund account. To wire funds to your fund
                    account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
--------------------------------------------------------------------------------
 By                 You may purchase shares by electronically transferring money
 electronic         from your bank account to your fund account by calling
 funds              1-800-422-3737. Electronic funds transfers may take up to
 transfer           two business days to settle and be considered in "good
                    form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
--------------------------------------------------------------------------------
 Automatic          You can make monthly or quarterly investments automatically
 investment         from your bank account to your fund account. You can select
 plan               a pre-authorized amount to be sent via electronic funds
                    transfer. Be sure to complete the appropriate section of the application for this feature.
--------------------------------------------------------------------------------
                    You may automatically invest dividends distributed by one
 By dividend        fund into the same class of shares of the Fund at no
 diversification    additional sales charge. To invest your dividends in another fund, call 1-800-345-6611.

YOUR ACCOUNT


CHOOSING A SHARE CLASS

The Fund offers three classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.

The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a separate prospectus provided to eligible institutional and other investors.



SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.

CLASS A SHARES Your purchases of Class A shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. A portion of the sales charge is the commission paid to the financial advisor firm on the sale of Class A shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


  CLASS A SALES CHARGES
--------------------------------------------------------------------------------

                                                                  % OF OFFERING
                                            AS A % OF                  PRICE
                                           THE PUBLIC    AS A %     RETAINED BY
                                            OFFERING   OF YOUR       FINANCIAL
AMOUNT OF PURCHASE                           PRICE    INVESTMENT   ADVISOR FIRM

Less than $50,000                             5.75       6.10          5.00
--------------------------------------------------------------------------------
$50,000 to less than $100,000                 4.50       4.71          3.75
--------------------------------------------------------------------------------
$100,000 to less than $250,000                3.50       3.63          2.75
--------------------------------------------------------------------------------
$250,000 to less than $500,000                2.50       2.56          2.00
--------------------------------------------------------------------------------
$500,000 to less than $1,000,000              2.00       2.04          1.75
--------------------------------------------------------------------------------
$1,000,000 or more                            0.00       0.00          0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchased through a fee-based program.

YOUR ACCOUNT


UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.


For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:


  PURCHASES OVER $1 MILLION
--------------------------------------------------------------------------------

AMOUNT PURCHASED                                                    COMMISSION %
First $3 million                                                       1.00
--------------------------------------------------------------------------------
$3 million to less than $5 million                                     0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                                    0.50
--------------------------------------------------------------------------------
$25 million or more                                                    0.25

The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to the completion of the periods shown in the charts below. The CDSC generally declines each year and eventually disappears over time. The distributor pays the financial advisor firm an up-front commission on sales of Class B shares as depicted in the charts below.

YOUR ACCOUNT


PURCHASES OF LESS THAN $250,000:


CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   5.00
--------------------------------------------------------------------------------
Through second year                                                  4.00
--------------------------------------------------------------------------------
Through third year                                                   3.00
--------------------------------------------------------------------------------
Through fourth year                                                  3.00
--------------------------------------------------------------------------------
Through fifth year                                                   2.00
--------------------------------------------------------------------------------
Through sixth year                                                   1.00
--------------------------------------------------------------------------------
Longer than six years                                                0.00

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares is eight years after purchase.

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will receive the lower CDSC and the applicable reduced holding period.

PURCHASES OF $250,000 TO LESS THAN $500,000:


CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                                 % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                    SHARES ARE SOLD
Through first year                                                     3.00
--------------------------------------------------------------------------------
Through second year                                                    2.00
--------------------------------------------------------------------------------
Through third year                                                     1.00
--------------------------------------------------------------------------------
Longer than three years                                                0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares is four years after purchase.

YOUR ACCOUNT

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                                 % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                    SHARES ARE SOLD
Through first year                                                    3.00
--------------------------------------------------------------------------------
Through second year                                                   2.00
--------------------------------------------------------------------------------
Through third year                                                    1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares is three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which cause the exchanged or transferred account to exceed the applicable discount level will receive the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor which does not, the exchanged or transferred shares will retain the pre-existing CDSC but all additional purchases of Class B shares will be in accordance with the higher CDSC and longer holding period of the non-participating fund or financial advisor.

CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.


CLASS C SALES CHARGES
--------------------------------------------------------------------------------

YEARS AFTER PURCHASE                             % DEDUCTED WHEN SHARES ARE SOLD
Through first year                                              1.00
--------------------------------------------------------------------------------
Longer than one year                                            0.00

YOUR ACCOUNT

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

YOUR ACCOUNT


  OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
-----------------------------------------------------------------------------

 METHOD             INSTRUCTIONS

 Through your       You may call your financial advisor to place your sell
 financial          order. To receive the current trading day's price, your
 advisor            financial advisor firm must receive your request prior to
                    the close of the NYSE, usually 4:00 p.m. Eastern time.
--------------------------------------------------------------------------------
 By exchange        You or your financial advisor may sell shares by exchanging from the Fund into the same share class of another fund at no additional cost. To exchange by telephone, call
                    1-800-422-3737.
--------------------------------------------------------------------------------
 By telephone       You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period.
                    You do not need to set up this feature in advance of your
                    call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.
--------------------------------------------------------------------------------
 By mail            You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                    address below. In your letter of instruction, note the
                    Fund's name, share class, account number, and the dollar
                    value or number of shares you wish to sell. All account
                    owners must sign the letter, and signatures must be
                    guaranteed by either a bank, a member firm of a national
                    stock exchange or another eligible guarantor institution.
                    Additional documentation is required for sales by
                    corporations, agents, fiduciaries, surviving joint owners
                    and individual retirement account owners. For details, call
                    1-800-345-6611.
                    Mail your letter of instruction to Liberty
                    Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
 By wire            You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your
                    telephone request. Be sure to complete the appropriate
                    section of the account application for this feature.
--------------------------------------------------------------------------------
 By systematic      You may automatically sell a specified dollar amount or
 withdrawal plan    percentage of your account on a monthly, quarterly or
                    semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                    available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested.
                    Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
 By electronic      You may sell shares and request that the proceeds be
 funds transfer     electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

YOUR ACCOUNT



FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.


DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.05% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.

YOUR ACCOUNT


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

YOUR ACCOUNT




UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:


TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------

 Dividend           Represents interest and dividends earned from securities
                    held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
 Capital gains      Represents net long-term capital gains on sales of
                    securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

-    send the check to your address of record
-    send the check to a third party address
-    transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

YOUR ACCOUNT


TAX CONSEQUENCES Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

MANAGING THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, is the Fund's investment advisor. In its duties as investment advisor, Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Stein Roe has been an investment advisor since 1932. As of January 31, 2001, Stein Roe managed over $17 billion in assets.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

For the 2000 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund amounted to 0.80% of average daily net assets of the Fund.

Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
SCOTT SCHERMERHORN, a senior vice president of Stein Roe, has managed the Fund since its inception in June, 1999. Mr. Schermerhorn has managed various other funds for Stein Roe and Colonial since October, 1998. From May, 1996 to October, 1998, Mr. Schermerhorn was head of the value investment team at Federated Investors (Federated), where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund, as well as other institutional accounts. From February, 1990 to May, 1996, Mr. Schermerhorn was a portfolio manager and a member of the growth and income team at J&W Seligman.

The Fund is also managed by a team of investment professionals assigned to it by Stein Roe.

OTHER INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


UNDERSTANDING THE FUND'S
OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and risks are described under "The Fund - Principal Investment Strategies" and "The Fund - Principal Investment Risks." In seeking to meet its investment goals, the Fund may also invest in other securities and use certain investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goals. The Fund may not always achieve its investment goals.

Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.


The Fund's principal investment strategies and their associated risks are described above. This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change any of the Fund's investment goals or investment strategies.


TAX SWITCH
--------------------------------------------------------------------------------
A tax switch involves selling the stock of one issuer at a loss and simultaneously purchasing the stock of another issuer that the advisor believes has similar or better long-term growth potential. The Fund may use tax switches to build inventories of losses, which can be used to offset future gains for up to eight years, helping to increase the potential for tax efficiency.


DIVIDEND ROLLS
--------------------------------------------------------------------------------
A dividend roll program seeks to invest in high-dividend stocks shortly before the dividend is paid and selling these stocks, at a loss, immediately after collecting the dividend. The Fund's advisor may use various dividend roll techniques to increase the potential for tax efficiency.


SELL AND REINVEST STRATEGIES
--------------------------------------------------------------------------------
The advisor takes a long-term perspective when investing in stocks. However, the advisor may sell a stock at a loss and repurchase that same stock at a later date. The resulting loss can be used to offset future gains in the portfolio while the Fund continues to maintain its position in that company's long-term growth potential.


TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.


 THE FUND
--------------------------------------------------------------------------------

                                                 Year ended October 31,                        Period ended October 31,
                                                           2000                                       1999 (b)

                                            Class A       Class B       Class C        Class A         Class B         Class C

Net asset value --
Beginning of period ($)                      10.640        10.610       10.610          12.000          12.000          12.000
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income (loss) (a)(c)           0.041        (0.033)      (0.033)          0.000(d)       (0.038)         (0.038)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)       0.729         0.723        0.723          (1.360)         (1.352)         (1.352)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations              0.770         0.690        0.690          (1.360)         (1.390)         (1.390)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value --
End of period ($)                            11.410        11.300       11.300          10.640          10.610          10.610
------------------------------------------------------------------------------------------------------------------------------------
Total return (%) (e)(f)                        7.24          6.50         6.50          (11.33)(g)      (11.58)(g)      (11.58)(g)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS (%):

Expenses (h)                                   1.80         2.50          2.50            1.77(i)         2.60(i)         2.60(i)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (h)               0.39        (0.31)        (0.31)           0.00(i)        (0.83)(i)       (0.83)(i)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           76           76            76              19(g)           19(g)           19(g)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000) ($)        14,017       49,112        10,331           7,528          14,622           4,137

(a) Net of fees and expenses waived or
    borne by the Advisor Administrator
    which amounted to ($):                            (d)          (d)           (d)           0.065           0.065           0.065


(b)  From commencement of operations on June 1, 1999.

(c) Per share data was calculated using average shares outstanding during the period.

(d)  Rounds to less than $0.001.

(e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f) Had the Advisor/Administrator not reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(i)  Annualized.

APPENDIX A
--------------------------------------------------------------------------------

MORNINGSTAR CATEGORIES
--------------------------------------------------------------------------------
In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar, Inc. (Morningstar) developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Medium, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Medium Growth, Medium Blend, Medium Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including:
Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid. The Domestic Hybrid category contains those funds with stock holdings of greater than 20% but less than 70% of the portfolio.


MORNINGSTAR STYLE BOX
--------------------------------------------------------------------------------
The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.


  VALUE  BLEND  GROWTH
  1      2      3         Large
  4      5      6         Mid-Cap
  7      8      9         Small

The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

APPENDIX A


Market Capitalization: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

Valuation: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box Score and the P/B style box Score for each fund by ranking the stocks in a fund's portfolio by their P/E Scores and P/B Scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box Score and the P/B style box Score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box Score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------
You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust I: 811-2214

- Liberty Tax-Managed Value Fund (formerly Stein Roe Advisor Tax-Managed Value Fund)



                        [LIBERTY FUNDS LETTERHEAD]
                        Liberty Funds Distributor, Inc. (c)2001
                        One Financial Center, Boston, MA 02111-2621,800-426-3750 www.libertyfunds.com

708-01/134F-0201

LIBERTY TAX-MANAGED VALUE FUND                         PROSPECTUS, MARCH 1, 2001


CLASS Z SHARES


Advised by Stein Roe & Farnham Incorporated


Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                                                       2
--------------------------------------------------------------------------------

Investment Goals............................................................   2

Principal Investment Strategies.............................................   2

Principal Investment Risks..................................................   3

Performance History.........................................................   4

Your Expenses...............................................................   5

YOUR ACCOUNT                                                                   6
--------------------------------------------------------------------------------

How to Buy Shares...........................................................   6

Eligible Investors..........................................................   7

Sales Charges...............................................................   8

How to Exchange Shares......................................................   8

How to Sell Shares..........................................................   8

Fund Policy on Trading of Fund Shares.......................................  10

Other Information About Your Account........................................  10


MANAGING THE FUND                                                             13
--------------------------------------------------------------------------------

Investment Advisor..........................................................  13

Portfolio Managers..........................................................  13
--------------------------------------------------------------------------------

OTHER INVESTMENT
STRATEGIES AND RISKS                                                          14
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                          15
--------------------------------------------------------------------------------

APPENDIX A                                                                    16
--------------------------------------------------------------------------------

----------------------------
Not FDIC   May Lose Value
Insured    -----------------
           No Bank Guarantee
----------------------------

THE FUND

UNDERSTANDING
TAX-MANAGED INVESTING

In managing the Fund, the advisor uses investment strategies that are designed to reduce (but not eliminate) the payment by the Fund of taxable distributions to shareholders. These strategies include: buying stocks that pay low dividends or no dividends at all; maintaining a low portfolio turnover rate which helps to minimize the realization and distribution of taxable gains; deferring the sale of a security until the realized gain would qualify as a long-term capital gain rather than a short-term capital gain; selling securities to create a loss to offset gains realized on other securities; and selling the higher cost basis portion of a security holding before the lower cost basis portion. The advisor may also utilize certain active, tax-management strategies. These include tax switches, dividend rolls and selling and reinvesting strategies. See "Other Investment Strategies and Risks" for further details.

From time to time, the Fund expects to distribute taxable income and capital gains. Market conditions may limit the Fund's ability to generate tax losses or to avoid dividend income. Additionally, the ability to use certain tax management techniques may be curtailed or eliminated in the future by tax legislation or regulation.


INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term capital growth while reducing shareholder exposure to taxes.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in large capitalization (large-cap) and medium capitalization (mid-cap) stocks. The Fund also invests in foreign securities, including depositary receipts.

In managing the Fund, the Fund's investment advisor uses a value investment strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that in the advisor's opinion have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses fact-based, quantitative analysis supported by fundamental business and financial analysis.

The Fund compares its performance to other similarly managed mutual funds as determined by Morningstar, Inc. (Morningstar). For performance comparison purposes, Morningstar places an equity fund in one of nine "categories" based upon guidelines established by Morningstar that examines both a fund's investment methodology and the size of the companies in which the fund invests. The Fund is in the "Large-Cap Value" Morningstar category. The advisor generally manages the Fund in accordance with the Morningstar guidelines for a "Large-Cap Value" fund. See Appendix A for a description of the Morningstar categories.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

Defining Capitalization. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large-cap; mid-cap; or small capitalization (small-cap). In defining a company's market capitalization, we use capitalization-based categories that are based in part on Standard & Poor's Index Services.

Large Capitalization. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is a member of the Standard & Poor's 500 Index is considered a large-cap stock.

Middle Capitalization. Mid-cap stocks are stocks with market capitalizations between $1 billion and the largest stock in the Standard & Poor's MidCap 400 Index (S&P MidCap Index) ($9.9 billion as of December 31, 2000). In addition, any stock that is a member of the S&P MidCap Index is considered a mid-cap stock.

Small Capitalization. Small-cap stocks are stocks with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index (less than $2.6 billion as of December 31, 2000).

THE FUND


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's stock and bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably compared with similar funds.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and undervalued in the advisor's opinion. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Foreign securities are subject to special risks. The Fund may invest in foreign securities either indirectly (e.g., depositary receipts) or directly into foreign stock markets. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets or imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND


UNDERSTANDING PERFORMANCE

CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year since it commenced operations. They include the effects of Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's performance over the past one-year and the life of the Fund periods. They include the effects of Fund expenses.

The Fund's returns are compared to the Standard & Poor's 500 Index (S&P Index), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. The Fund's returns are also compared to the Standard & Poor's Barra Value Index (S&P Barra Index), an unmanaged index that tracks the performance of companies in the S&P Index with low price-to-book ratios. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's performance by illustrating the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance.

CALENDAR YEAR TOTAL RETURNS (CLASS Z)

                                    [GRAPH]

                              Year
                              2000         14.18%

For period shown in bar chart:
Best quarter: 4th quarter 2000, +9.49%
Worst quarter: 1st quarter 2000, -1.62%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2000

                            INCEPTION                 LIFE OF THE
                              DATE         1 YEAR         FUND
Class Z (%)                  6/1/99         14.18         0.00
-------------------------------------------------------------------
S&P Index (%)                  N/A          -9.10         2.09
-------------------------------------------------------------------
S&P Barra Index                N/A           6.08         5.57

THE FUND


UNDERSTANDING EXPENSES

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management and administration fees and administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain the same

- Assumes reinvestment of all dividends and distributions


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

SHAREHOLDER FEES (2) (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                         0.00
---------------------------------------------------------------------------
Maximum deferred sales charge (load)
on redemptions (%) (as a percentage
of the lesser of purchase price or redemption price)            0.00
---------------------------------------------------------------------------
Redemption fee (%) (as a percentage                             (3)
of amount redeemed, if applicable)

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

Management fee (4) (%)                                          1.00
---------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                       0.00
---------------------------------------------------------------------------
Other expenses (5) (%)                                          0.50
---------------------------------------------------------------------------
Total annual fund operating expenses (%)                        1.50

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

       1 YEAR             3 YEARS            5 YEARS             10 YEARS
        $153               $474               $818                $1,791

(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(3) There is a $7.50 charge for wiring sale proceeds to your bank.

(4) The Fund pays a management fee of 0.80% and an administration fee of 0.20%.

(5) The Fund's advisor has agreed to bear the Fund's expenses such that "Other expenses" do not exceed 0.50% annually. The advisor will be able to recuperate expense reimbursement payments made to the Fund during the first three years that the Fund's shares were offered for sale. This will be accomplished by the payment of an expense reimbursement fee by the Fund to the advisor computed and paid monthly, with a limitation that immediately after such payment the Fund's "Other expenses" will not exceed 0.50% annually. For the fiscal year ended October 31, 2000, the amount borne by the advisor amounted to less than 0.01% and, therefore, had no effect on the "Other expenses" figure stated in the table. This arrangement may be modified or terminated at an earlier date by the advisor.

YOUR ACCOUNT


HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

METHOD                INSTRUCTIONS
Through your          Your financial advisor can help you establish your account and
financial advisor     buy Fund shares on your behalf.  Your financial advisor may charge you fees for executing the purchase for you.
--------------------- -----------------------------------------------------------------
By check              For new accounts, send a completed application and check made
(new account)         payable to the Fund to the transfer agent, Liberty Funds
                      Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------- -----------------------------------------------------------------
By check              For existing accounts, fill out and return the additional
(existing account)    investment stub included in your quarterly statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds
                      Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------- -----------------------------------------------------------------
By exchange           You or your financial advisor may acquire shares by exchanging shares you own in one fund for shares of the same class or
                      Class A of the Fund at no additional cost.  There may be an additional charge if exchanging from a money market fund.  To exchange by telephone, call
                      1-800-422-3737.
--------------------- -----------------------------------------------------------------
By wire               You may purchase shares by wiring money from your
                      bank account to your fund account. To wire funds to your
                      fund account, call 1-800-422-3737 to obtain a control
                      number and the wiring instructions.
--------------------- -----------------------------------------------------------------
By electronic funds   You may purchase shares by electronically transferring money
transfer              from your bank account to your fund account by calling
                      1-800-422-3737. Electronic funds transfers may take up to
                      two business days to settle and be considered in "good
                      form." You must set up this feature prior to your
                      telephone request. Be sure to complete the appropriate
                      section of the application.
--------------------- -----------------------------------------------------------------
Automatic             You can make monthly or quarterly investments automatically
investment plan       from your bank account to your fund account.  You can select a pre-authorized amount to be sent via electronic funds
                      transfer. Be sure to complete the appropriate section of
                      the application for this feature.
--------------------- -----------------------------------------------------------------
By dividend           You may automatically invest dividends distributed by one fund
diversification       into the same class of shares of the Fund at no additional sales charge.  To invest your dividends in another fund, call
                      1-800-345-6611.

YOUR ACCOUNT


ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Eligible Investors are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

- any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc., the Fund's distributor;

- any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and

- any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians, and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to hold shares of any fund distributed by Liberty Funds Distributor, Inc.

$100,000 minimum initial investment

- clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee;

- any insurance company, trust company or bank purchasing shares for its own account;

-        any endowment, investment company or foundation; and

- clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates.

No minimum initial investment

- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third party broker-dealer; and

- any person investing all or part of the proceeds of a distribution, roll over or transfer of assets into a Liberty IRA, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or roll over.

YOUR ACCOUNT


CHOOSING A SHARE CLASS

The Fund offers one class of shares in this prospectus -- CLASS Z.

The Fund also offers three additional classes of shares -- Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.


The Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Fund share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased, or a contingent deferred sales charge when sold.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

YOUR ACCOUNT


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD                INSTRUCTIONS
Through your          You may call your financial advisor to place your sell order.
financial advisor     To receive the current trading day's price, your financial advisor firm must receive your request prior to the close
                      of the NYSE, usually 4:00 p.m. Eastern time.
--------------------- -----------------------------------------------------------------
By exchange           You or your financial advisor may sell shares by
                      exchanging from the Fund into Class Z shares or Class A
                      shares of another fund at no additional cost. To exchange
                      by telephone, call 1-800-422-3737.
--------------------- -----------------------------------------------------------------
By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by
                      calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days.  The dollar limit for telephone sales is $100,000 in a 30-day period.  You do not need to set up this feature in advance of your call.  Certain restrictions apply to retirement accounts.  For details, call
                      1-800-345-6611.
--------------------- -----------------------------------------------------------------
By mail               You may send a signed letter of instruction to the address below.  In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell.  All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.  Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.  For details, call 1-800-345-6611.

                      Mail your letter of instruction to Liberty Funds Services,
                      Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------- -----------------------------------------------------------------
By wire               You may sell shares and request that the proceeds be
                      wired to your bank. You must set up this feature prior to
                      your telephone request. Be sure to complete the
                      appropriate section of the account application for this
                      feature.
--------------------- -----------------------------------------------------------------
By systematic         You may automatically sell a specified dollar amount or
withdrawal plan       percentage of your account on a monthly, quarterly or
                      semi-annual basis and have the proceeds sent to you if
                      your account balance is at least $5,000. All dividend and
                      capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account
                      application for this feature.
--------------------- -----------------------------------------------------------------
By electronic         You may sell shares and request that the proceeds be
funds transfer        electronically transferred to your bank.  Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this
                      feature.

YOUR ACCOUNT


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class Z shares.

YOUR ACCOUNT


UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividend              Represents interest and dividends earned from securities
                      held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains         Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

- send the check to your address of record
- send the check to a third party address
- transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

YOUR ACCOUNT


TAX CONSEQUENCES Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distribution of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.

MANAGING THE FUND



INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, is the Fund's investment advisor. In its duties as investment advisor, Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Stein Roe has been an investment advisor since 1932. As of January 31, 2001, Stein Roe managed over $17 billion in assets.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). LFG includes certain affiliates of Stein Roe, principally Colonial Management Associates, Inc. (Colonial). Stein Roe and the LFG business unit are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment advisor. Stein Roe, Colonial and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

For the 2000 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund amounted to 0.80% of average daily net assets of the Fund.

Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
SCOTT SCHERMERHORN, a senior vice president of Stein Roe, has managed the Fund since its inception in June, 1999. Mr. Schermerhorn has managed various other funds for Stein Roe and Colonial since October, 1998. From May, 1996 to October, 1998, Mr. Schermerhorn was head of the value investment team at Federated Investors (Federated), where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund, as well as other institutional accounts. From February, 1990 to May, 1996, Mr. Schermerhorn was a portfolio manager and a member of the growth and income team at J&W Seligman.

The Fund is also managed by a team of investment professionals assigned to it by Stein Roe.

OTHER INVESTMENT STRATEGIES AND RISKS


UNDERSTANDING THE FUND'S
OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and risks are described under "The Fund - Principal Investment Strategies" and "The Fund - Principal Investment Risks." In seeking to meet its investment goals, the Fund may also invest in other securities and use certain investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goals. The Fund may not always achieve its investment goals.

Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.


The Fund's principal investment strategies and their associated risks are described above. This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change any of the Fund's investment goals or investment strategies.

TAX SWITCH
--------------------------------------------------------------------------------
A tax switch involves selling the stock of one issuer at a loss and simultaneously purchasing the stock of another issuer that the advisor believes has similar or better long-term growth potential. The Fund may use tax switches to build inventories of losses, which can be used to offset future gains for up to eight years, helping to increase the potential for tax efficiency.


DIVIDEND ROLLS
--------------------------------------------------------------------------------
A dividend roll program seeks to invest in high-dividend stocks shortly before the dividend is paid and selling these stocks, at a loss, immediately after collecting the dividend. The Fund's advisor may use various dividend roll techniques to increase the potential for tax efficiency.


SELL AND REINVEST STRATEGIES
--------------------------------------------------------------------------------
The advisor takes a long-term perspective when investing in stocks. However, the advisor may sell a stock at a loss and repurchase that same stock at a later date. The resulting loss can be used to offset future gains in the portfolio while the Fund continues to maintain its position in that company's long-term growth potential.


TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

THE FUND

                                                       Year ended October 31,   Period ended October 31,
                                                                2000                    1999 (b)
                                                             Class Z                    Class Z
 Net asset value --
 Beginning of period ($)                                      10.650                     12.00
---------------------------------------------------------------------------------------------------------
                                                              0.073                      0.012
 INCOME FROM INVESTMENT OPERATIONS ($):
 Net investment income (a)(c)
---------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)                      0.707                     (1.362)
---------------------------------------------------------------------------------------------------------
 Total from Investment Operations                             0.780                     (1.350)
---------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                            11.430                    10.650
---------------------------------------------------------------------------------------------------------
 Total return (%) (d)(e)                                       7.32                   (11.25) (f)
---------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS (%):
 Expenses (g)                                                  1.50                    1.50 (h)
---------------------------------------------------------------------------------------------------------
 Net investment income (g)                                     0.69                    0.27 (h)
---------------------------------------------------------------------------------------------------------
 Portfolio turnover (%)                                         76                      19 (f)
---------------------------------------------------------------------------------------------------------
 Net assets at end of period (000) ($)                          1                        2,396
---------------------------------------------------------------------------------------------------------

 (a)  Net of Fees and expenses waived
      or borne by the Advisor/Administrator
      which amounted to:                                       (i)                       0.065

(b) From commencement of operations on June 1, 1999.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e) Had the Advisor/Administrator not reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(h) Annualized.

(i) Rounds to less than $0.001.

APPENDIX A


MORNINGSTAR CATEGORIES
--------------------------------------------------------------------------------
In an effort to distinguish funds by what they own, as well as by their prospectus objectives and styles, Morningstar, Inc. (Morningstar) developed the Morningstar categories. While the prospectus objective identifies a fund's investment goals based on the wording in the fund prospectus, the Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and compositions over the past three years). Morningstar may change a fund's category assignment from time to time.

Morningstar places domestic equity funds in a category based on the style and size of the stocks they typically own. The style and size parameters are based on the divisions used in the investment style box: Value, Blend, or Growth style and Small, Medium, or Large median market capitalization (see "Morningstar Style Box" below for more details on style methodology). By reviewing their investment style over the past three years, Morningstar places domestic equity funds in one of the following nine categories: Large Growth, Large Blend, Large Value, Medium Growth, Medium Blend, Medium Value, Small Growth, Small Blend, and Small Value. Morningstar also includes several other domestic equity categories, including:
Specialty Health Care, Specialty Technology, Specialty Utilities, Specialty Communications, Specialty Financials, Specialty Real Estate, Specialty Natural Resources, Convertible Bond, and Domestic Hybrid. The Domestic Hybrid category contains those funds with stock holdings of greater than 20% but less than 70% of the portfolio.

MORNINGSTAR STYLE BOX
--------------------------------------------------------------------------------
The style box is a snapshot in time. It identifies the fund's investment style as of a particular date. The Morningstar category is based on style box information from the trailing 36 months. It provides a general picture of the fund's investment style over the past three years.

The Morningstar equity style box is a nine-box matrix that displays both the fund's investment methodology and the size of the companies in which it invests. Set forth below is the nine-box matrix.


    VALUE     BLEND    GROWTH
  ---------- -------- ---------
  1          2        3               Large
  ---------- -------- ---------
  4          5        6               Mid-Cap
  ---------- -------- ---------
  7          8        9               Small
  ---------- -------- ---------

The equity style box for domestic stock funds comprises two components: MARKET CAPITALIZATION on the vertical axis and VALUATION on the horizontal axis.

APPENDIX A


Market Capitalization: Morningstar ties market cap to the relative movements of the market. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are mid-cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are small-cap.

Morningstar then determines a fund's market cap by ranking the stocks in a fund's portfolio from the largest market-capitalized stock to the smallest, and then calculating the average weighted market capitalization of the stocks in the middle quintile (middle 40th percentile to 60th percentile) of the portfolio. After a fund's market cap has been determined, Morningstar places the fund in the large-cap, mid-cap or small-cap group noted above.

Valuation: Morningstar categorizes funds by comparing the stocks in their portfolios with the most relevant of the three market cap groups. Specifically, each stock in Morningstar's equities database receives a price-to-earnings (P/E) score and a price-to-book (P/B) score. This is derived by dividing each stock's P/E and P/B by the asset-weighted median P/E and asset-weighted median P/B, respectively, of the stock's market cap group. For example, to calculate the asset-weighted median P/E, Morningstar first ranks the P/E ratios of the stocks in each market-cap group from highest to lowest, then counts down by their market caps until it reaches the 50th percentile of that market-cap group. The P/E ratio attached to that stock is the asset-weighted median P/E. Morningstar does the same to find the asset-weighted median P/B. Next, Morningstar calculates the P/E style box Score and the P/B style box Score for each fund by ranking the stocks in a fund's portfolio by their P/E Scores and P/B Scores, respectively, and then calculating an average weighted P/E score and an average weighted P/B score from the stocks in the middle quintile of each fund's portfolio. These average weighted scores are the P/E style box Score and the P/B style box Score of the fund's portfolio.

For each measure, 1.00 represents the market-cap group average. If the fund has a P/E style box score + P/B style box Score that exceeds 2.25, the fund is categorized as growth. If the combined score falls below 1.75, the fund is categorized as value. Finally, if the score is between 1.75 and 2.25, the fund is categorized as blend.

NOTES

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FOR MORE INFORMATION
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You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Edgar database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust I : 811-2214
- Liberty Tax-Managed Value Fund
  (formerly Stein Roe Advisor Tax-Managed Value Fund)

--------------------------------------------------------------------------------


                       [LIBERTY FUNDS LOGO]


                       Liberty Funds Distributor, Inc. (c) 2001
                       One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com


708-11097F-0201

                         LIBERTY TAX-MANAGED GROWTH FUND
                        A SERIES OF LIBERTY FUNDS TRUST I
                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2001



This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Liberty Tax-Managed Growth Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated March 1, 2001. This SAI should be read together with a Prospectus and the Fund's most recent Annual Report dated October 31, 2000. Investors may obtain a free copy of a Prospectus and Annual Report from Liberty Funds Distributor, Inc.
(LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in the Fund's October 31, 2000 Annual Report are incorporated in this SAI by reference.


TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Definitions                                                                   2
Organization and History                                                      2
Investment Policies                                                           2
Portfolio Turnover                                                            3
Additional Information Concerning Investment Practices                        3
Taxes - General                                                              11
Additional Tax Matters Concerning Gift Shares                                13
Management of the Fund                                                       15
Fund Charges and Expenses                                                    24
Determination of Net Asset Value                                             26
How to Buy Shares                                                            26
Special Purchase Programs/Investor Services                                  27
Programs for Reducing or Eliminating Sales Charges                           28
How to Sell Shares                                                           30
How to Exchange Shares                                                       31
Suspension of Redemptions                                                    32
Shareholder Liability                                                        32
Shareholder Meetings                                                         32
Performance Measures and Information                                         32
Appendix I                                                                   35

DEFINITIONS

"Trust"                    Liberty Funds Trust I
"Fund"                     Liberty Tax-Managed Growth Fund
"Advisor"                  Stein Roe & Farnham Incorporated, the Fund's investment advisor
"Sub-Advisor"              Stein Roe Investment Counsel LLC, the Fund's investment sub-advisor
"Administrator"            Colonial Management Associates, Inc., the Fund's administrator
"LFD"                      Liberty Funds Distributor, Inc., the Fund's distributor
"LFS"                      Liberty Funds Services, Inc., the Fund's investor services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1985. The Fund, a diversified series of the Trust, commenced investment operations on December 16, 1996, and represents the entire interest in a separate series of the Trust. The Fund's registration was declared effective by the Securities and Exchange Commission (SEC) on December 30, 1996.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the caption "Shareholder Meetings" in this SAI.

On November 1, 2000, Liberty Financial Companies, Inc. (Liberty Financial), an intermediate parent of the advisor announced that it had retained CS First Boston to help explore strategic alternatives, including the possible sale of Liberty Financial. Effective July 14, 2000, the Fund changed its name from "Stein Roe Advisor Tax-Managed Growth Fund" to its current name. Effective February 28, 2000, Class E shares merged into Class G shares and Class G shares were redesignated Class E shares. Effective February 28, 2000, Class F shares merged into Class H shares and Class H shares were redesignated Class F shares. Effective April 1, 1999, the Trust changed its name from Colonial Trust I to its current name. Effective February 28, 1998, the Fund's name changed from "Colonial Tax-Managed Growth Fund" to "Stein Roe Advisor Tax-Managed Growth Fund."

INVESTMENT POLICIES

The Fund is subject to the following fundamental investment policies, which may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities. The Investment Company Act of 1940 (1940 Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

As fundamental investment policies, the Fund may not:

1. Borrow, except from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;
2. Own real estate except real estate having a value no more than 5% of the Fund's total assets acquired as the result of owning securities (nothing in this restriction shall limit the Fund's ability to purchase and sell
        (i) securities which are secured by real estate and (ii) securities of companies which invest or deal in real estate);

3. Invest in commodities, except that the Fund may purchase and sell futures contracts and related options to the extent that total initial margin and premiums on the contracts do not exceed 5% of its total assets;
4. Issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act;
5. Underwrite securities issued by others except to the extent the Fund could be deemed an underwriter when disposing of portfolio securities;
6. Make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and
7. Concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase the Fund would own more than 10% of the outstanding voting shares of such issuer.

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and
3.       Invest more than 15% of its net assets in illiquid assets.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the 1940 Act diversification requirement, an issuer is the entity whose revenues support the security.

PORTFOLIO TURNOVER
High portfolio turnover may cause the Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Fund seeks to maintain a low portfolio turnover rate as one of its investment strategies.

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT PRACTICES
Additional information concerning certain of the Fund's investments and investment practices is set forth below.

FOREIGN SECURITIES
The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxation" below.

MONEY MARKET INSTRUMENTS
GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSITS are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the Fund would be allowed to invest in directly.

SECURITIES LOANS
The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in the Prospectus, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

OPTIONS ON SECURITIES
WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goals and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS
Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation) will be segregated.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government Securities. This amount is known as "initial margin". The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin", to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

FOREIGN CURRENCY TRANSACTIONS
The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging". When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollars, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

RULE 144A SECURITIES
The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (1933 Act). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

TAXES - GENERAL
In this section, all discussions of taxation at the shareholder and Fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

FEDERAL TAXES. The Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

FUND DISTRIBUTIONS. Distributions from the Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.

Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

SALES OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the Fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that the Fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities) and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.

HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the Fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

ADDITIONAL TAX MATTERS CONCERNING TRUST SHARES
FEDERAL GIFT TAXES. An investment in Trust Shares may be a taxable gift for federal tax purposes, depending upon the option selected and other gifts that the donor and his or her spouse may make during the year.

Under the Liberty Advantage Plan, the entire amount of the gift will be a "present interest" that qualifies for the federal gift tax annual exclusion. In that case, the donor will be required to file a federal gift tax return on account of this gift only if (i) the aggregate present interest gifts by the donor to the particular beneficiary (including the gift of Trust Shares) exceeds $10,000 or (ii) the donor wishes to elect gift splitting on gifts with his or her spouse for the year. The trustee will notify the beneficiary of his or her right of withdrawal promptly following any contribution under the Advantage Plan.

Under the Liberty Gift Plan, the entire amount of the gift will be a "future interest" for federal gift tax purposes, so that none of the gift will qualify for the federal gift tax annual exclusion. Consequently, the donor will have to file a federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $10,000.

No federal gift tax will be payable by the donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or otherwise exempt), includes taxable gifts of other assets as well as any taxable gifts of trust shares, exceed the federal gift and estate tax exemption equivalent amount. The following are the applicable exclusion amounts through 2006:

         In the case of estates of decedents                  The applicable
           dying, and gifts made, during:                  exclusion amount is:
           ------------------------------                  --------------------
                    1998                                        $  625,000
                    1999                                        $  650,000
                    2000 and 2001                               $  675,000
                    2002 and 2003                               $  700,000
                    2004                                        $  850.000
                    2005                                        $  950,000
                    2006 or thereafter                          $1,000,000

Any gift of Trust Shares that does not qualify as a present interest or that exceeds the available annual exclusion amount will reduce the amount of the donor's Federal gift and estate tax exemption (if any) that would otherwise be available for future gifts for transfers at death.

The donor and his or her spouse may elect "gift-splitting" for any gift of Trust Shares (other than a gift to such spouse), meaning that the donor and his or her spouse may elect to treat the gift as having been made one-half by each of them, thus allowing a total gift of $20,000.

The donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the donor resides imposes a gift tax. Many states do not impose such a tax. Some states follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

GENERATION-SKIPPING TRANSFER TAXES
If the beneficiary of a gift of Trust Shares is a relative who is two generations or more younger than the donor, or is not a relative and is more than 37 1/2 years younger than the donor, the gift will be subject in whole or in part to the generation-skipping transfer tax (the "GST tax") unless the gift is made under the Liberty Advantage Plan and does not exceed the available annual exclusion amount. A $1,000,000 exemption (the "GST exemption") is allowed against this tax, and so long as the GST exemption has not been used by other transfers it will automatically be allocated to a gift of Trust Shares that is subject to the GST tax unless the donor elects otherwise. Such an election is made by reporting the gift on a timely filed gift tax return and paying the applicable GST tax. The GST tax is imposed at a flat rate of 55% on the amount of the gift, and payment of the tax by the donor is treated as an additional gift for gift tax purposes.

INCOME TAXES
The Internal Revenue Service takes the position that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated, for Federal income tax purposes, as the "owner" of the portion of the trust that was subject to the power. Accordingly, if the donor selects Liberty Advantage Trust Shares, the beneficiary will be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the trust on his or her personal Federal income tax return. The trust will not pay Federal income taxes on any of the trust's income or capital gains. The trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the beneficiary a statement following each year showing the amounts (if any) that the beneficiary must report on his or her income tax returns for that year. If the beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the beneficiary's parents. The beneficiary may at any time after the creation of the trust irrevocably elect to require the trustee to pay him or her a portion of the trust's income and capital gains annually thereafter to provide funds with which to pay any resulting income taxes, which the trustee will do by redeeming Trust Shares. The amount distributed will be a fraction of the trust's ordinary income and short-term capital gains and the trust's long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 39.6% and 28%, respectively). If the beneficiary selects this option, he or she will receive those fractions of his or her trust's income and capital gains annually for the duration of the trust.

Under the Liberty Advantage Plan, the beneficiary will also be able to require the trustee to pay his or her tuition, room and board and other expense of his or her college or post-graduate education, and the trustee will raise the cash necessary to fund these distributions by redeeming Trust Shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above. Payments must be made directly to the educational institution.

If the donor selects the Liberty Gift Plan, the trust that he or she creates will be subject to Federal income tax on all income and capital gains realized by it, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income or short-term capital gains (currently, 39.6%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that most of the gains taxable to the trust will be long-term capital gain, on which the Federal income tax rate is currently limited to 28%. The trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The beneficiary will not pay Federal income taxes on any of the trust's income or capital gains, except those earned in the year when the trust terminates. The trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the beneficiary an information statement for the year in which the trust terminates showing the amounts (if any) that the beneficiary must report on his or her Federal and state income tax returns for that year.

When the trust terminates, the distribution of the remaining shares held in the trust to the beneficiary will not be treated as a taxable disposition of the shares. Any Fund shares received by the beneficiary will have the same cost basis as they had in the trust at the time of termination. Any Fund shares received by the beneficiary's estate will have a basis equal to the value of the shares at the beneficiary's death (or the alternate valuation date for Federal estate tax purposes, if elected).

CONSULTATION WITH QUALIFIED ADVISOR
Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective donors should consider consulting with their financial or tax advisor before investing in Trust Shares.

MANAGEMENT OF THE FUND
Each of the Advisor, the Administrator, LFS and LFD is an indirect wholly-owned subsidiary of Liberty Financial, which in turn is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.

TRUSTEES AND OFFICERS

                                          Position with
Name and Address                 Age      Fund               Principal Occupation
----------------                 ---      ----               --------------------
Douglas A. Hacker                43       Trustee            Executive Vice President and Chief Financial Officer of
P.O. Box 66100                                               UAL, Inc. (airline) since July, 1999; Senior Vice
Chicago, IL 60666                                            President and Chief Financial Officer of UAL, Inc. prior
                                                             thereto.

Janet Langford Kelly             41       Trustee            Executive Vice President-Corporate Development, General
One Kellogg Square                                           Counsel, and Secretary, Kellogg Company (food, beverage
Battle Creek, MI 49016                                       and tobacco manufacturer), since September, 1999; Senior
                                                             Vice President, Secretary and General Counsel, Sara
                                                             Lee Corporation (branded, packaged, consumer-products
                                                             manufacturer) prior thereto.

Richard W. Lowry                 64       Trustee            Private Investor since August, 1987 (formerly Chairman
10701 Charleston Drive                                       and Chief Executive Officer, U.S. Plywood Corporation
Vero Beach, FL 32963                                         (building products manufacturer)).

Salvatore Macera                 69       Trustee            Private Investor since 1981 (formerly Executive Vice
26 Little Neck Lane                                          President and Director of Itek Corporation (electronics)
New Seabury, MA 02649                                        from 1975 to 1981).

William E. Mayer*                60       Trustee            Managing Partner, Park Avenue Equity Partners (venture
500 Park Avenue, 5th Floor                                   capital) since 1998 (formerly Founding Partner,
New York, NY 10022                                           Development Capital LLC from 1996 to 1998; Dean and
                                                             Professor, College of Business and Management,
                                                             University of Maryland from October, 1992 to November,
                                                             1996); Director, Johns Manville (building products
                                                             manufacturer); Director, Lee Enterprises (print and
                                                             on-line media); Director, WR Hambrecht & Co.
                                                             (financial service provider; Director, Systech Retail
                                                             Systems (retail industry technology provider)).

Charles R. Nelson                57       Trustee            Van Voorhis Professor, Department of Economics,
Department of Economics                                      University of Washington; consultant on economic and
University of Washington                                     statistical matters.
Seattle, WA 98195

John J. Neuhauser                57       Trustee            Academic Vice President and Dean of Faculties since
84 College Road                                              August, 1999, Boston College (formerly Dean, Boston
Chestnut Hill, MA 02467-3838                                 College School of Management from September, 1977 to
                                                             September, 1999).

Joseph R. Palombo*               47       Trustee and        Chief Operations Officer of Mutual Funds, Liberty
One Financial Center                      Chairman of the    Financial since August, 2000; Executive Vice President
Boston, MA 02111                          Board              and Director of the Advisor since April, 1999; Executive
                                                             Vice President and Chief Administrative Officer of LFG
                                                             since April, 1999; Director of Stein Roe & Farnham
                                                             Incorporated (Stein Roe) since September 1, 2000;
                                                             Trustee and Chairman of the Board of the Stein Roe
                                                             Mutual Funds since October, 2000; Manager of Stein Roe
                                                             Floating Rate Limited Liability Company since October,
                                                             2000 (formerly Vice President of the Funds from April,
                                                             1999 to August, 2000 and Chief Operating Officer,
                                                             Putnam Mutual Funds from 1994 to 1998).

Thomas E. Stitzel                64       Trustee            Business Consultant since 1999 (formerly Professor of
2208 Tawny Woods Place                                       Finance from 1975 to 1999 and Dean from 1977 to 1991,
Boise, ID 83706                                              College of Business, Boise State University (higher
                                                             education)); Chartered Financial Analyst.

Thomas C. Theobald               62       Trustee            Managing Director, William Blair Capital Partners
Suite 1300                                                   (private equity investing) since 1994; (formerly Chief
222 West Adams Street                                        Executive Officer and Chairman of the Board of Directors,
Chicago, IL 60606                                            Continental Bank Corporation); Director of Xerox
                                                             Corporation (business products and services), Anixter
                                                             International (network support equipment distributor),
                                                             Jones Lang LaSalle (real estate management services)
                                                             and MONY Group (life insurance).

Anne-Lee Verville                55       Trustee            Consultant since 1997 (formerly General Manager, Global
359 Stickney Hill Road                                       Education Industry from 1994 to 1997, and President,
Hopkinton, NH  03229                                         Applications Solutions Division from 1991 to 1994, IBM
                                                             Corporation (global education and global applications)).

Stephen E. Gibson                47       President          President of the Liberty Funds since June, 1998;
One Financial Center                                         President of Stein Roe Mutual Funds since November, 1999;
Boston, MA 02111                                             Chairman of the Board since July, 1998, Chief Executive
                                                             Officer and President since December, 1996, and
                                                             Director since July, 1996 of the Administrator
                                                             (formerly Executive Vice President from July, 1996 to
                                                             December, 1996); Director, Chief Executive Officer and
                                                             President of Liberty Funds Group LLC (LFG) since
                                                             December, 1998 (formerly Director, Chief Executive
                                                             Officer and President of The Colonial Group, Inc.
                                                             (TCG) from December, 1996 to December 1998); Director
                                                             since September, 2000, President and Vice Chairman of
                                                             the Advisor since January, 2000 (formerly Assistant
                                                             Chairman from August, 1998 to January, 2000) (formerly
                                                             Managing Director of Marketing of Putnam Investments
                                                             from June, 1992 to July, 1996).

J. Kevin Connaughton             36       Treasurer          Treasurer of the Stein Roe Mutual Funds since February,
One Financial Center                                         2001 (formerly Controller from February, 1998 to May,
Boston, MA 02111                                             2000); Treasurer of the Liberty Funds and of the Liberty
                                                             All-Star Funds since December, 2000 (formerly
                                                             Controller and Chief Accounting Officer of the Liberty
                                                             Funds from February, 1998 to October, 2000); Vice
                                                             President of the Administrator since February, 1998
                                                             (formerly Senior Tax Manager, Coopers & Lybrand, LLP
                                                             from April 1996 to January 1998; Vice President, 440
                                                             Financial Group/First Data Investor Services Group
                                                             from March, 1994 to April, 1996).

Michael G. Clarke               31        Controller         Controller of the Liberty Funds and of the
One Financial Center                                         Liberty One Financial Center All-Star Funds since
Boston, MA  02111                                            December, 2000; Assistant Vice Boston, MA 02111
                                                             President of the Advisor since August, 1999; Assistant
                                                             Vice President of LFG since April, 2000 (formerly
                                                             Audit Manager from May, 1997 to August, 1999, Audit
                                                             Senior Accountant from September, 1995 to May, 1997).

William J. Ballou                35       Secretary          Secretary of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since October, 2000 (formerly Assistant
Boston, MA 02111                                             Secretary from October, 1997 to October, 2000); Secretary
                                                             of the Stein Roe Mutual Funds since February, 2001
                                                             (formerly Assistant Secretary from May, 2000 to
                                                             February, 2001); Vice President, Assistant Secretary
                                                             and Counsel of the Advisor since October, 1997; Vice
                                                             President and Counsel since April, 2000; Assistant
                                                             Secretary since December, 1998 of LFG and Assistant
                                                             Secretary of Stein Roe since January, 2001 (formerly
                                                             Associate Counsel, Massachusetts Financial Services
                                                             Company from May, 1995 to September, 1997).

Kevin M. Carome                  44       Executive Vice     Executive Vice President of Liberty Funds and of the
600 Atlantic Avenue                       President          Liberty All-Star Funds since October, 2000; Executive
Boston, MA 02210                                             Vice President of the Stein Roe Mutual Funds since May,
                                                             1999 (formerly Vice President from April, 1998 to May,
                                                             1999, Assistant Secretary from April, 1998 to
                                                             February, 2000 and Secretary from February, 2000 to
                                                             May, 2000); Chief Legal Officer of Liberty Financial
                                                             since August, 2000; Senior Vice President, Legal since
                                                             January, 1999 of LFG; Executive Vice President and
                                                             Assistant Secretary of Stein Roe since January, 2001
                                                             (formerly General Counsel and Secretary of Stein Roe
                                                             from January, 1998 to December, 1999); (formerly Vice
                                                             President and Associate General Counsel of Liberty
                                                             Financial from August, 1993 to December, 1998).

* A Trustee who is an "interested person" (as defined in the 1940 Act) of the Fund, the Advisor or the Administrator.

The business address of the officers of the Fund is One Financial Center, Boston, MA 02111.

The Trustees serve as trustees of all Liberty funds. For such service, each Trustee (except Mr. Palombo) receives an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the Liberty funds based on each fund's relative net assets and one-third of the fees are divided equally among the Liberty funds.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Fund into a master fund/feeder fund structure. Under this structure, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

TRUSTEES AND TRUSTEES' FEES
For the fiscal year ended October 31, 2000 and the calendar year ended December 31, 2000 the Trustees received the following compensation for serving as Trustees (a):

                               Aggregate Compensation from the Fund        Total Compensation from the Liberty Fund
                                    for the Fiscal Year Ended                Complex Paid to the Trustees for the
Trustee                                  October 31, 2000                  Calendar Year Ended December 31, 2000(b)
-------                        ------------------------------------        ----------------------------------------
Robert J. Birnbaum(c)                          $169                                           $0
Tom Bleasdale(d)                              3,004(e)                                   106,000(e)
John V. Carberry(f)                             N/A                                          N/A
Lora S. Collins(d)                            2,691                                       96,000
James E. Grinnell(d)                          2,868                                      102,000
Douglas A. Hacker(g)                              0                                            0
Janet Langford Kelly(g)                           0                                            0
Richard W. Lowry                              2,780                                       99,000
Salvatore Macera                              2,756                                       98,000
William E. Mayer                              2,756                                      100,000
James L. Moody, Jr.(d)                        2,976(h)                                   105,000(h)
Charles R. Nelson(g)                              0                                            0
John J. Neuhauser                             2,834                                      101,210
Joseph R. Palombo(i)                            N/A                                          N/A
Thomas E. Stitzel                             2,720                                       97,000
Robert L. Sullivan(j)                         1,005                                       34,033
Thomas C. Theobald(g)                             0                                            0
Anne-Lee Verville                             2,672(k)                                    94,667(k)

(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(b) At December 31, 2000, the complex consisted of 49 open-end and 9 closed-end management investment portfolios in the Liberty Funds Group
         - Boston (Liberty Funds) and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Liberty Fund Complex).
(c) Retired as Trustee of the Trust and the Liberty Fund Complex on December 31, 1999.
(d) Resigned as Trustee of the Trust and the Liberty Fund Complex on December 27, 2000.
(e) For the fiscal year ended October 31, 2000, compensation includes $1, 457 payable in later years as deferred compensation. For the calendar year ended December 31, 2000, compensation includes $52,000 payable in later years as deferred compensation.
(f) Resigned as Trustee of the Trust and the Liberty Fund Complex on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and employee of Liberty Financial.
(g)      Elected by the shareholders of the Fund on December 27, 2000.
(h) Total compensation of $2,976 for the fiscal year ended October 31, 2000 was paid on January 31, 2001. Total compensation of $105,000 for the calendar year ended December 31, 2000 was paid on January 31, 2001.
(i) Elected by the Trustees of the Liberty Fund Complex on August 23, 2000. Elected by the shareholders of the Fund on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of the Administrator.
(j) Retired as Trustee of the Trust and the Liberty Fund Complex on April 20, 2000.
(k) Total compensation of $2,672 for the fiscal year ended October 31, 2000, will be payable in later years as deferred compensation. Total compensation of $94,667 for the calendar year ended December 31, 2000, will be payable in later years as deferred compensation.

The following table sets forth the compensation paid to Ms. Kelly and Messrs. Hacker, Nelson and Theobald in their capacities as Trustees or Managers of the Stein Roe Fund Complex (l):

                                   Total Compensation from the Stein Roe
                                     Fund Complex Paid to the Trustees
                                        for the Calendar Year Ended
  Trustee                                    December 31, 2000
  -------                                    -----------------
  Douglas A. Hacker                               $ 98,100
  Janet Langford Kelly                             93,600
  Charles R. Nelson                                98,100
  Thomas C. Theobald                               98,100

(l) As of December 31, 2000, the Stein Roe Fund Complex consisted of the Liberty Floating Rate Fund, the Stein Roe Floating Rate Limited Liability Company, Liberty-Stein Roe Institutional Floating Rate Income Fund, and the following open-end mutual funds: 4 series of Liberty-Stein Roe Funds Income Trust, 4 series of Liberty-Stein Roe Funds Municipal Trust, 12 series of Liberty-Stein Roe Funds Investment Trust, 4 series of Liberty-Stein Roe Advisor Trust, 1 series of Stein Roe Trust, 12 portfolios of SR&F Base Trust, and 5 series of SteinRoe Variable Investment Trust.

For the calendar year ended December 31, 2000, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds):

                                             Total Compensation From
                                     Liberty All-Star Funds for the Calendar
Trustee                                  Year Ended December 31, 2000(m)
-------                                  -------------------------------
Robert J. Birnbaum                                   $25,000
John V. Carberry(n)                                    N/A
James E. Grinnell                                     25,000
Richard W. Lowry                                      25,000
William E. Mayer                                      25,000
John J. Neuhauser                                     25,000
Joseph R. Palombo(o)                                   N/A

(m) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).
(n) Resigned as Trustee and Director of the Liberty All-Star Funds on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and Director and employee of Liberty Financial.
(o) Elected by the Trustees and Directors of the Liberty All-Star Funds on October 25, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and Director and employee of the Administrator.

INVESTMENT ADVISOR
Under its Management Agreement with the Fund, the Advisor provides the Fund with discretionary investment services. Specifically, the Advisor is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment goals, program, and restrictions as provided in the Fund's Prospectuses and this SAI. The Advisor is also responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions (see "Portfolio Transactions" below). The Management Agreement provides for the payment to the Advisor of the fee described in the Prospectuses.

The Advisor and its predecessor have been providing investment advisory services since 1932. The Advisor acts as investment advisor to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations and other institutional investors.

The directors of the Advisor are C. Allen Merritt, Jr., Stephen E. Gibson, Joseph R. Palombo and J. Andrew Hilbert. Mr. Merritt is Chief Operating Officer of Liberty Financial, Mr. Gibson is President of the Advisor's Mutual Funds division, Mr. Palombo is Chief Operations Officer of Mutual Funds of Liberty Financial and Mr. Hilbert is Chief Financial Officer - Finance and Administration of Liberty Financial. The business address of Mr. Merritt and Mr. Hilbert is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210 and that of Mr. Gibson and Mr. Palombo is One Financial Center, Boston, Massachusetts 02111-2624.

Under the Management Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund in connection with the matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

PORTFOLIO TRANSACTIONS
The Advisor places the orders for the purchase and sale of the Fund's portfolio securities and options and futures contracts. The Advisor's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Advisor's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Advisor's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Advisor's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Advisor's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Advisor, and reports are made annually to the Board of Trustees of the Fund.

With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Fund, the Advisor often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Advisor uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Fund, to such brokers or dealers to ensure the continued receipt of research products or services that the Advisor feels are useful. In certain instances, the Advisor receives from brokers and dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Advisor makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Advisor (without prior agreement or understanding, as noted above) through transaction charges generated by transactions by clients (including the Fund), while the portions of the costs attributable to non-research usage of such products or services is paid by the Advisor in cash. No person acting on behalf of the Fund is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Advisor and not all such research products or services are used in connection with the management of the Fund.

With respect to the Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Advisor may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Advisor's attention, including investment research related to the security and provided to the Fund. The Fund has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for the Fund's portfolio securities held by the Fund. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of Fair Practice of the National Association of Securities Dealers.

The Advisor may use the services of AlphaTrade Inc. (ATI), a registered broker-dealer and subsidiary of the Administrator, when buying or selling equity securities for the Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions the Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the Fund, and will use a clearing broker to settle trades.

The Trustees have the authority to convert the Fund to a master fund/feeder fund structure. Under this structure, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

ADMINISTRATION AGREEMENT
Pursuant to an Administration Agreement with the Fund, the Administrator provides certain administrative services including: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Fund and for performing the administrative functions herein set forth; (ii) arranging, if desired by the Trust, for Directors, officers and employees of the Administrator to serve as Trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law; (iii) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (iv) coordinating and overseeing the activities of the Fund's other third-party service providers; (v) maintaining certain books and records of the Fund; and (vi) monitoring the tax-efficiency of the Fund. The Administration Agreement has a one year term. The Administrator is paid a monthly fee at the annual rate of average daily net assets set forth in the Prospectus. The Administrator and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. Officers of the Trust who are also officers of the Administrator or its affiliates will benefit from the administration fees, sales commissions and other fees paid or allowed by the Trust.

TRUST SERVICES AGREEMENT
Pursuant to a Trust Services Agreement, LFS provides the Fund's Trust Shares with trust administration services, including tax return preparation and filing, other tax and beneficiary reporting and recordkeeping. LFS's fee is described in the Prospectuses.

PRICING AND BOOKKEEPING AGREEMENT
The Administrator provides pricing and bookkeeping services to the Fund pursuant to a Pricing and Bookkeeping Agreement. The Pricing and Bookkeeping Agreement has a one-year term. The Administrator is paid monthly a fee of $2,250, plus the following percentages of the Fund's average daily net assets over $50 million:

                  0.035% annually on the next $950 million
                  0.025% annually on the next $1 billion
                  0.015% annually on the next $1 billion
                  0.001% annually on the excess over $3 billion

PRINCIPAL UNDERWRITER
LFD is the principal underwriter of the Fund's shares. LFD has no obligation to buy shares, and purchases shares only upon receipt of orders from authorized financial service firms (FSFs) or investors.

CODE OF ETHICS
The Fund, the Advisor, the Administrator and LFD have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.

12b-1 PLAN
The Fund offers six classes of shares - Class A, Class B, Class C, Class E, Class F and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each Class except Class Z. Under the Plan, the Fund pays LFD service and distribution fees at the annual rates described in the Prospectuses. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to FSFs and for certain other purposes. Since the distribution and service fees are payable regardless of LFD's expenses, LFD may realize a profit from the fees. The Plan authorizes any other payments by the Fund to LFD and its affiliates (including the Advisor and the Administrator) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets, resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

SHAREHOLDER SERVICING AND TRANSFER AGENT
LFS is the Fund's shareholder servicing agent (transfer, plan and dividend disbursing agent), for which it receives a monthly fee as described in the Fund's Prospectuses. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to LFS or generally by six months' notice by LFS to the Fund. The agreement limits the liability of LFS to the Fund for loss or damage incurred by the Fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the Fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

CUSTODIAN
The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017-2070, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110-2624, are the Fund's independent accountants providing audit and tax return preparation services, and assistance and consultation in connection with the review of various SEC filings. The Financial Statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

OWNERSHIP OF THE FUND
As of record on January 31, 2001, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Fund.

As of record on January 31, 2001, the following shareholders owned 5% or more of one or more of each class of the Fund's then outstanding shares:

Class B Shares

Merrill Lynch Pierce Fenner & Smith           7.41%
For the Sole Benefit of its Customers
Attn: Fund Administration #97MP6
4800 Deer Lake Dr. E, 2nd Floor
Jacksonville, FL 32246-6484

Class C Shares

Merrill Lynch Pierce Fenner & Smith           8.61%
For the Sole Benefit of its Customers
Attn: Fund Administration #97MP7
4800 Deer Lake Dr. E, 2nd Floor
Jacksonville, FL 32246-6484

Class Z Shares

Investors Bank and Trust Company             12.50%
Patrick J. Banfield Rollover IRA
c/o Banfield Development Corp.
100 Conifer Hill Drive
Bldg 2, Apt. 205
Danvers, MA 01923

Investors Bank and Trust Company             11.42%
Robert G. Banfield Rollover IRA
c/o Banfield Development Corp.
100 Conifer Hill Drive
Bldg 2, Apt. 205
Danvers, MA 01923

Paul Rothman Industries LTD                   8.86%
Pension Plan
150 Bradley Place, Apt. 608
Palm Beach, FL 33480-3843

Investors Bank & Trust Co.                   10.43%
Leon Jonas Jr. IRA
611 Foxcroft Road
Elkins Park, PA 19027-1506

Investors Bank & Trust Co                     5.51%
Virginia Sorrells Trustee
Edward Jones Family Trust
Ben of Edward Jones/IRA
3159 Ferncreek Lane
Escondido, CA 92027-6744

The Primary Day School Inc.                  33.01%
c/o Stein Roe & Farnham Inc.
1300 Avenue of the Americas, 30th Floor
New York, NY 10019

As of record on January 31, 2001, there were 5,786 Class A, 21,188 Class B, 3,131 Class C, 740 Class E, 1,192 Class F and 14 Class Z record holders of the Fund.

FUND CHARGES AND EXPENSES
Under the Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of 0.60%.

Under the sub-advisory agreement, the Advisor pays the Sub-Advisor a monthly base fee at the annual rate of 0.20% of the average daily net assets of the Fund (Base Fee), which may be adjusted to an annual rate as high as 0.25% or an annual rate as low as 0.15% depending on the Fund's performance. The total monthly fee payable to the Sub-Advisor is determined by multiplying the Base Fee by a performance adjustment rate (Performance Adjustment Rate), which is readjusted quarterly depending on the Fund's performance over a specified period of time as measured by Morningstar, Inc.'s Large Blend category for domestic equity funds. The Performance Adjustment Rates applicable to each Morningstar ranking are as follows:

                                                            Performance
                         Morningstar Ranking                Adjustment Rate
                         -------------------                ---------------
                         Quartile 1                         1.25
                         Quartile 2                         1.00
                         Below Median                       0.75

The sub-advisory agreements also provide that the Sub-Advisor shall not receive a fee less than $350,000 per annum in the aggregate for managing both the Fund and the Liberty Tax-Managed Growth Fund II, another diversified series of the Trust. The Advisor pays the sub-advisory fees to the Sub-Advisor under the sub-advisory agreement. The Fund does not pay any fees to the Sub-Advisor.

Under the Fund's administration agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.25% of its average daily net assets.

Under the Fund's shareholders' servicing and transfer agency agreement, the Fund pays LFS a monthly fee at the annual rate of 0.07% of the average daily closing value of the Fund's respective total net assets for such month. In addition to this compensation, the Fund pays LFS the following fees:

1. A transaction fee of $1.18 per transaction occurring in Fund accounts during any month; PLUS
2. An account fee for open accounts of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS
3. An account fee for closed accounts of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS
4.   The Fund's allocated share of LFS reimbursement out-of-pocket expenses.

RECENT FEES PAID TO THE ADVISOR, ADMINISTRATOR, LFD AND LFS
(dollars in thousands)

                                                        Year ended October 31,
                                                  --------------------------------
                                                  2000          1999          1998
                                                  ----          ----          ----
Management fee                                    $4,115        $1,988        $796
Administration fee                                 2,334         1,325         528
Bookkeeping fee                                      251           125          56
Shareholders services and transfer agent fee       1,217           884         366
12b-1 fees:
  Service fee (Class A)                              351           182          81
  Service fee (Class B)                            1,144           548         199
  Service fee (Class C)                              176            80          33
  Service fee (Class E)(p)                            15             2           1
  Service fee (Class F)(p)                            22             4           2
  Service fee (Class G)(p)                             6            13           6
  Service fee (Class H)(p)                             8            16           6
  Distribution fee (Class B)                       3,434         1,609         601
  Distribution fee (Class C)                         529           235          99
  Distribution fee (Class E)(p)                        7             1           1
  Distribution fee (Class F)(p)                       72            12           6

  Distribution fee (Class G)(p)                        2             5           3
  Distribution fee (Class H)(p)                       22            47          19
Fees and expenses waived or borne
  by the Advisor/Administrator                         0            0         (159)

(p) Effective February 28, 2000, Class E shares merged into Class G shares and Class G shares were redesignated Class E shares and Class F shares merged into Class H shares and Class H shares were redesignated Class F shares.

BROKERAGE COMMISSIONS (dollars in thousands)

                                                        Years ended October 31,
                                            ---------------------------------------------
                                            2000               1999                  1998
                                            ----               ----                  ----
Total commissions                           $906               $582                  $331
Directed transactions                       0                    0                    0
Commissions on directed transactions        0                    0                    0
Commissions paid to AlphaTrade Inc.         0                    0                    0

SALES CHARGES (dollars in thousands)

                                                                     Class A Shares
                                                                 Years ended October 31,
                                                            ---------------------------------
                                                            2000           1999          1998
                                                            ----           ----          ----
Aggregate initial sales charges on Fund shares sales       $1,984         $2,045        $1,074
Initial sales charges retained by LFD                          263           203           162
Aggregate CDSCs on Fund redemptions retained by LFD               1           11            14

                                                                     Class B Shares
                                                                 Years ended October 31,
                                                                 -----------------------
                                                           2000         1999           1998
                                                           ----         ----           ----
Aggregate CDSC on Fund redemptions retained by LFD        $1,083        $492            $134

                                                                     Class C Shares
                                                                 Years ended October 31,
                                                                 -----------------------
                                                           2000         1999           1998
                                                           ----         ----           ----
Aggregate CDSC on Fund redemptions retained by LFD          $22          $11            $9

                                                                   Class F Shares (q)
                                                                 Years ended October 31,
                                                                 -----------------------
                                                           2000         1999           1998
                                                           ----         ----           ----
Aggregate CDSC on Fund redemptions retained by LFD          $0           $6             $0

                                                                   Class H Shares (r)
                                                                 Years ended October 31,
                                                                 -----------------------
                                                           2000         1999           1998
                                                           ----         ----           ----
Aggregate CDSC on Fund redemptions retained by LFD          $0           $0             $0

(q)  Class F shares were merged into Class H shares on February 28, 2000.
(r)  Class H shares were redesignated Class F shares on February 28, 2000.

SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Fund for the fiscal year ended October 31, 2000 were:

                                                  Class A     Class B     Class C   Class E(s)  Class F(s)  Class G(t)  Class H(t)
                                                  -------     -------     -------   ----------  ----------  ----------  ----------
Fees to FSFs                                        $406      $14,792       $402         $1         $55         $21        $226
Cost of sales material relating to the Fund
(including printing and mailing expenses)            293       1,115         172          5           8           2           6
Allocated travel, entertainment and other
promotional expenses (including advertising)         310       1,181         182          5           9           3           6

(s) On February 28, 2000, Class E shares were merged into Class G shares and Class F shares were merged into Class H shares.
(t) Class G shares were redesignated Class E shares on February 28, 2000 and Class H shares were redesignated Class F shares on February 28, 2000.

DETERMINATION OF NET ASSET VALUE

The Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (normally 4:00 p.m. Eastern time), each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade, but in no event later than 5:00 p.m. Eastern time. Currently, the Exchange is closed Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund may invest in securities which are primarily listed on foreign exchanges that are open and allow trading on days on which the Fund does not determine NAV. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Fund's Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Fund positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Fund's Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Fund's Trustees.

HOW TO BUY SHARES

The Prospectuses contain a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank. Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank will subject the purchaser to a $15 service fee for each check returned. Purchases of Trust Shares require the completion and delivery of additional documentation, and will not be processed until such documentation is received by LFS in good order.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charges. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under General Information Regarding Buying and Selling Shares in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, E, or F shares. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSF's that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

From time to time, LFD or its affiliates may elect to make payments to broker-dealers in addition to the commissions described in this SAI. LFD will reallow to participating broker-dealers the entire sales charge for all sales of Class A shares for orders placed for Individual Retirement Accounts (IRA's) from January 2, 2001 through April 16, 2001. LFD has elected to pay participating dealers an amount equal to 0.50% of the net asset value of the Fund's Class B shares sold to IRA's from January 2, 2001 through April 16, 2001.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. (CLASSES A, B AND C ONLY) As a convenience to investors, Class A and Class B shares of the Fund may be purchased through the Automatic Investment Plan. Pre-authorized monthly bank drafts or electronic funds transfers for a fixed amount of at least $50 are used to purchase Fund shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.

TAX-SHELTERED RETIREMENT PLANS. (CLASSES A, B AND C ONLY) LFD offers prototype tax-qualified plans, including IRAs, and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges a $15 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.

Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $15 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders, beneficiaries or their FSFs of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, on Class A, Class B or Class C shares or on matured Gift Shares may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
RIGHTS OF ACCUMULATION (Class A, Class B and Class E only). Reduced sales charges on Class A, B and E shares can be effected by combining a current purchase with prior purchases of Class A, B and E shares of the funds distributed by LFD. The applicable sales charge is based on the combined total of:

1.        the current purchase; and
2. the value at the public offering price at the close of business on the previous day of all Liberty fund shares held by the shareholder or donor (except Class A shares of any Liberty money market fund, unless such shares were acquired by exchange from Class A shares of another Liberty fund other than a money market fund).

LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's or donor's holdings by LFS. The Fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A and Class E only). Any person may qualify for reduced sales charges on purchases of Class A and E shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Liberty fund shares held by the shareholder on the date of the Statement in Liberty funds (except Class A shares of any Liberty money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market Liberty fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or E shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or the Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A or E shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. An investor who has redeemed Fund shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of the Fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

PRIVILEGES OF EMPLOYEES OR FINANCIAL SERVICE FIRMS. Class A and E shares of the Fund may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Administrator, LFD and other companies affiliated with the Administrator; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

EXCHANGES FOR AFFILIATES OF INVESTMENT ADVISOR. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

SPONSORED ARRANGEMENTS. Class A and E shares of the Fund may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The Fund reserves the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A and E shares of the Fund may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements and by participants in certain retirement plans.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (CLASSES B, C, E AND MATURED CLASS F SHARES). CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply to Class B or C accounts if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or IRAs, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

7. Trust Share Taxes. CDSCs will be waived on redemptions of Class E, F, G and H shares (i) where the proceeds are used to directly pay trust taxes, and (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS, and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and IRA holders. Call LFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN (CLASS A, B AND C SHARES AND MATURED TRUST SHARES
ONLY)

If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in the Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election of the shareholder's investment. Withdrawals from Class B, C and F shares of the under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of the Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B, C or F share account may do so but will be subject to a CDSC ranging from 1% to 5% of the excess over 12%. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

The Fund may terminate a shareholder's SWP if the shareholder's Account Balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name", the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. Telephone redemption privileges are described in the Prospectus.

NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of the Fund's net asset value, the Fund may make the payment or a portion of the payment with portfolio securities held by the Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

FAST CASH (CLASSES A, B, C AND Z ONLY). As a convenience to investors, a shareholder is automatically eligible to redeem up to $100,000 from the shareholder's account in a 30-day period and have it mailed to the shareholder's address of record. This service is not available within 30 days of an address change. Shareholders wishing to avail themselves of this service, should complete the appropriate section of the Application.

HOW TO EXCHANGE SHARES

Exchanges at net asset value may be made at any time from any other continuously offered fund distributed by LFD into shares of the same class of the Fund. The Class A, and B shares of the Fund may be exchanged for the same class of shares of any other continuously offered funds distributed by LFD (with certain exceptions) on the basis of the NAVs per share at the time of exchange and only once per twelve-month period measured from the time the account was opened. The Class C shares of the Fund may be exchanged for the same class of shares of any other continuously offered funds distributed by LFD but only one "roundtrip" exchange of such Class may be made per three-month period, measured from the date of the initial purchase. The Class Z shares of the Fund may be exchanged for the Class A or Class Z shares of any other fund distributed by LFD (with certain exceptions). The prospectus of each fund distributed by LFD describes its investment objective and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange. Shares of certain funds distributed by LFD are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes and/or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another Colonial fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and, share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

The Fund may suspend shareholders' right of redemption or postpone payment for more than seven days (i) if the Exchange is closed for other than customary weekends or holidays, (ii) during certain periods when trading on the Exchange is restricted, (iii) during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or (v) during any other period permitted by order of the SEC for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

As described under the caption "Organization and History", the Fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES AND INFORMATION

TOTAL RETURN

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the Fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the Fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e., cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.

Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. The performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Performance results reflect any voluntary fee waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these fee waivers or expense reimbursements, performance results would have been lower.

PERFORMANCE DEPICTIONS AND COMPARISONS. The Fund may compare its performance to various unmanaged indices published by such sources as listed in Appendix II. The Fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor, LFD or the Administrator to be reputable, and publications in the press pertaining to the Fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index, Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.

TAX-RELATED ILLUSTRATIONS. The Fund also may present hypothetical illustrations
(i) comparing the Fund's and other mutual fund's pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.

GENERAL. From time to time, the Fund may discuss or quote its current portfolio manager(s) as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New Value(TM) investment strategy that expands upon the principles of traditional value investing; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the Fund may also discuss or quote the views of LFD, the Advisor, the Administrator and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

INVESTMENT PERFORMANCE. The Fund's Class A, Class B, Class C, Class E, Class F and Class Z share average annual total returns at October 31, 2000 were:

                                                     Class A Shares
                                                     --------------
                                                             Period December 30, 1996
                                                                (effective date of
                                                                   registration)
                                       One Year             through October 31, 2000(u)
                                       --------             ---------------------------
With sales charge of 5.75%               0.77%                        15.16%
Without sales charge                     6.92%                        16.95%

                                                     Class B Shares
                                                     --------------
                                                             Period December 30, 1996
                                                                (effective date of
                                                                   registration)
                                       One Year             through October 31, 2000(u)
                                       --------             ---------------------------
With applicable CDSC                1.12%(5.00% CDSC)            15.55% (3.00% CDSC)
Without CDSC                        6.12%                        16.07%

                                                     Class C Shares
                                                     --------------
                                                             Period December 30, 1996
                                                                (effective date of
                                                                   registration)
                                       One Year             through October 31, 2000(u)
                                       --------             ---------------------------
With applicable CDSC                5.12%(1.00% CDSC)            16.07% (No CDSC)
Without CDSC                        6.12%                        16.07%

                                                   Class E Shares(v)
                                                   -----------------
                                                             Period December 30, 1996
                                                                (effective date of
                                                                   registration)
                                       One Year             through October 31, 2000(u)
                                       --------             ---------------------------
With sales charge of 5.00%               1.47%                        15.34%
Without sales charge                     6.81%                        16.89%

                                                   Class F Shares(v)
                                                   -----------------
                                                             Period December 30, 1996
                                                                (effective date of
                                                                   registration)
                                       One Year             through October 31, 2000(u)
                                       --------             ---------------------------
With applicable CDSC                1.18%(5.00% CDSC)            15.58% (3.00% CDSC)
Without CDSC                        6.18%                        16.10%


                                                     Class Z Shares
                                                     --------------
                                                             Period December 30, 1996
                                                                (effective date of
                                                                   registration)
                                       One Year           through October 31, 2000(u)(w)
                                       --------           ------------------------------
                                         7.14%                        17.09%

(u) Performance results reflect any voluntary waiver or reimbursement by the Advisor, the Administrator and/or their affiliates of class expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See a Prospectus for details.
(v) On February 28, 2000, Class E shares were merged into Class G shares and Class G shares were redesignated Class E shares and Class F shares were merged into Class H shares and Class H shares were redesignated Class F shares.
(w) Class Z is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class A share returns are not restated to reflect any differences in expenses between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be higher since Class Z shares are not subject to sales charges or service fees. Class A shares were initially offered on December 30, 1996 and Class Z shares were initially offered on January 11, 1999.

                                   APPENDIX I
                                DECEMBER 31, 2000

Source                                           Category                                     Return (%)
------                                           --------                                     ----------
Credit Suisse First Boston:

                                                 First Boston High Yield Index- Global        -5.21

Lipper Inc.
                                                 AMEX Composite Index P                             2.37
                                                 AMEX Computer Tech IX P                          -35.12
                                                 AMEX Institutional IX P                          -18.11
                                                 AMEX Major Market IX P                            -7.58
                                                 Bse Sensex Index                                 -20.65
                                                 CAC 40: FFR IX P                                  -0.54
                                                 CD Rate 1 Month Index Tr                           6.54
                                                 CD Rate 3 Month Index Tr                           6.65
                                                 CD Rate 6 Month Index Tr                           6.79
                                                 Consumer Price Index                                N/A
                                                 COPNHGN SE:DKR IX P                               18.08
                                                 DAX:DM IX TR                                      -7.54
                                                 Domini 400 Social Index                          -14.38
                                                 Dow Jones 65 Comp Av P                             3.21
                                                 Dow Jones Ind Average P                           -6.18
                                                 Dow Jones Ind Dly Reinv                           -4.85
                                                 Dow Jones Ind Mth Reinv                           -4.69
                                                 Dow Jones Trans Av P                              -1.03
                                                 Dow Jones Trans Av Tr                              0.40
                                                 Dow Jones Util Av P                               45.45
                                                 Dow Jones Util Av Tr                              50.76
                                                 Ft/S&P Act Wld Ex US IX                          -15.18
                                                 Ft/S&P Actuaries Wld IX                          -12.23
                                                 FT-SE 100:Pd IX P                                -10.21
                                                 FT-SE Gold Mines IX                              -26.36
                                                 HANG SENG:HNG KNG $ IX P                         -11.00
                                                 Jakarta Composite Index                          -38.50
                                                 Jasdaq Index:Yen P                               -44.28
                                                 Klse Composite Index                             -16.33
                                                 Kospi Index                                      -50.92
                                                 Lehman 1-3 Govt/Cred Tr                            8.08
                                                 Lehman 1-3 Govt/Credit P                           1.48
                                                 Lehman Aggregate Bd P                              4.21
                                                 Lehman Aggregate Bd Tr                            11.63
                                                 Lehman Cr Bd Int P                                 2.02
                                                 Lehman Cr Bd Int Tr                                9.46
                                                 Lehman Govt Bd Int P                               3.79
                                                 Lehman Govt Bd Int Tr                             10.47
                                                 Lehman Govt Bd Long P                             12.60
                                                 Lehman Govt Bd Long Tr                            20.29
                                                 Lehman Govt Bd P                                   6.30
                                                 Lehman Govt Bd Tr                                 13.24
                                                 Lehman Govt/Cr Bd P                                4.63
                                                 Lehman Govt/Cr Bd Tr                              11.85
                                                 Lehman Govt/Cr Int P                               3.16

                                                 Lehman Govt/Cr Int Tr                             10.12
                                                 Lehman High Yield P                              -14.41
                                                 Lehman High Yield Tr                              -5.86
                                                 Lehman Muni 10 Yr IX P                             4.73
                                                 Lehman Muni 10 Yr IX Tr                           10.76
                                                 Lehman Muni 3 Yr IX P                              0.77
                                                 Lehman Muni 3 Yr IX Tr                             6.23
                                                 Lehman Muni 5 Yr IX Tr                             7.72
                                                 Lehman Muni Bond IX P                              5.82
                                                 Lehman Muni Bond IX Tr                            11.68
                                                 MADRID SE:PST IX P                               -12.68
                                                 MDAX GERMAN MC IX TR                              13.93
                                                 Merrill All CV EX ID IX                            3.50
                                                 Merrill Aus Govt IX TR                            13.28
                                                 MERRILL BRADY BD IX LA                            14.55
                                                 MERRILL EM BRADY BD IX                            25.84
                                                 MERRILL JAPAN GOVT IX TR                           2.29
                                                 Merrill Pan-Euro Govt IX                           0.56
                                                 ML 10+ Yr Treasury IX Tr                          20.19
                                                 ML 1-10 YR CORP BD IX P                            1.93
                                                 ML 1-10 YR CORP BD IX TR                           9.34
                                                 ML 1-3 Yr Muni IX P                                0.23
                                                 ML 1-3 Yr Muni IX Tr                               5.68
                                                 ML 1-3 Yr Treasury IX P                            1.53
                                                 ML 1-3 Yr Treasury IX Tr                           7.99
                                                 ML 1-5 Yr Gv/Cp Bd IX P                            2.16
                                                 ML 1-5 Yr Gv/Cp Bd IX Tr                           8.88
                                                 ML 15 Yr Mortgage IX P                             3.26
                                                 ML 15 Yr Mortgage IX Tr                           10.41
                                                 ML 1-5 Yr Treasury IX P                            2.28
                                                 ML 1-5 Yr Treasury IX Tr                           8.87
                                                 ML 3 MO T-Bill IX Tr                               6.18
                                                 ML 3-5 Yr Govt IX P                                3.99
                                                 ML 3-5 Yr Govt IX Tr                              10.76
                                                 ML 3-7 Yr Muni IX Tr                               8.24
                                                 ML Corp Master Index P                             1.47
                                                 ML Corp Master Index Tr                            9.13
                                                 ML CV BD SPEC QUAL IX P                          -21.96
                                                 ML CV BD SPEC QUAL IX TR                         -18.86
                                                 ML EMG MKT ASIA P IX                              -7.85
                                                 ML EMG MKT ASIA TR IX                              1.84
                                                 ML EMG MKT EU ME AFR P                            10.46
                                                 ML EMG MKT EU ME AFR TR                           21.28
                                                 ML EMG MKT LATIN AM P IX                           0.57
                                                 ML EMG MKT LATIN AM TR                            10.61
                                                 ML Glbl Govt Bond Inx P                           -2.43
                                                 ML Glbl Govt Bond Inx Tr                           2.79
                                                 ML Glbl Gv Bond IX II P                           -2.96
                                                 ML Glbl Gv Bond IX II Tr                           2.37
                                                 ML Global Bond Index P                            -1.06
                                                 ML Global Bond Index Tr                            5.00
                                                 ML Gov/ Corp Master IX T                          11.95
                                                 ML Govt Master Index P                             6.12
                                                 ML Govt Master Index Tr                           13.11
                                                 ML Govt/Corp Master IX P                           4.74
                                                 ML HIGH YLD MASTER 2  P                          -13.50

                                                 ML HIGH YLD MASTER 2  TR                          -5.12
                                                 ML High Yld Master IX P                          -13.35
                                                 ML High Yld Master IX Tr                          -3.79
                                                 ML Master Muni IX Tr                              17.15
                                                 ML Mortgage Master IX P                            3.63
                                                 ML Mortgage Master IX Tr                          11.28
                                                 ML Treasury Master IX P                            6.34
                                                 ML Treasury Master IX Tr                          13.37
                                                 ML US CP/GV 10+ YR IX P                            8.57
                                                 ML US CP/GV 10+ YR IX TR                          16.54
                                                 ML US DOM MASTER  IX P                             4.38
                                                 ML US DOM MASTER  IX TR                           11.73
                                                 MSCI AC Americas Free GD                         -11.90
                                                 MSCI AC Americas Free ID                         -12.95
                                                 MSCI AC Asia Fr-Ja IX GD                         -35.22
                                                 MSCI AC Asia Fr-Ja IX ID                         -36.30
                                                 MSCI AC Asia Pac - Ja GD                         -28.39
                                                 MSCI AC Asia Pac - Ja ID                         -29.75
                                                 MSCI AC Asia Pac Fr-J GD                         -29.97
                                                 MSCI AC Asia Pac Fr-J ID                         -31.40
                                                 MSCI AC Asia Pac IX GD                           -28.15
                                                 MSCI AC Asia Pac IX ID                           -28.91
                                                 MSCI AC Europe IX GD                              -8.87
                                                 MSCI AC Europe IX ID                             -10.37
                                                 MSCI AC Fe - Ja IX GD                            -33.98
                                                 MSCI AC Fe - Ja IX ID                            -34.99
                                                 MSCI AC Fe Free IX GD                            -29.96
                                                 MSCI AC Fe Free IX ID                            -30.58
                                                 MSCI AC Fe Fr-Ja IX GD                           -36.80
                                                 MSCI AC Fe Fr-Ja IX ID                           -37.88
                                                 MSCI AC Pac Fr-Jpn IX GD                         -30.73
                                                 MSCI AC Pac Fr-Jpn IX ID                         -32.19
                                                 MSCI AC Pacific IX ID                            -29.07
                                                 MSCI AC World Free IX GD                         -13.94
                                                 MSCI AC World Fr-USA GD                          -15.09
                                                 MSCI AC World Fr-USA ID                          -16.34
                                                 MSCI AC World IX GD                              -13.92
                                                 MSCI AC World IX ID                              -15.06
                                                 MSCI AC World-USA IX GD                          -15.03
                                                 MSCI AC Wrld Fr-Ja IX GD                         -11.93
                                                 MSCI AC Wrld Fr-Ja IX ID                         -13.18
                                                 MSCI AC Wrld-Ja IX GD                            -11.93
                                                 MSCI AC Wrld-Ja IX ID                            -13.18
                                                 MSCI Argentina IX GD                             -25.07
                                                 MSCI Argentina IX ID                             -26.08
                                                 MSCI Australia IX GD                              -9.09
                                                 MSCI Australia IX ID                             -11.95
                                                 MSCI Australia IX ND                              -9.95
                                                 MSCI Austria IX GD                               -11.46
                                                 MSCI Austria IX ID                               -13.43
                                                 MSCI Austria IX ND                               -11.96
                                                 MSCI Belgium IX GD                               -16.25
                                                 MSCI Belgium IX ID                               -18.60
                                                 MSCI Belgium IX ND                               -16.85
                                                 MSCI BRAZIL FREE IX GD                           -11.37
                                                 MSCI BRAZIL FREE IX ID                           -14.20

                                                 MSCI BRAZIL IX GD                                 -5.68
                                                 MSCI BRAZIL IX P                                  -8.65
                                                 MSCI Canada IX GD                                  5.64
                                                 MSCI Canada IX ID                                  4.42
                                                 MSCI Canada IX ND                                  5.34
                                                 MSCI Chile IX GD                                 -15.14
                                                 MSCI Chile IX ID                                 -16.98
                                                 MSCI China Free IX ID                            -32.19
                                                 MSCI Colombia IX GD                              -38.85
                                                 MSCI Colombia IX ID                              -41.19
                                                 MSCI Czech Rep IX GD                               1.62
                                                 MSCI Czech Rep IX ID                               0.71
                                                 MSCI Denmark IX GD                                 3.71
                                                 MSCI Denmark IX ID                                 2.66
                                                 MSCI Denmark IX ND                                 3.44
                                                 MSCI EAFE - JAPAN IX ND                           -8.94
                                                 MSCI EAFE - UK IX GD                             -14.81
                                                 MSCI EAFE - UK IX ID                             -15.88
                                                 MSCI EAFE - UK IX ND                             -15.07
                                                 MSCI EAFE + Canada IX GD                         -13.16
                                                 MSCI EAFE + Canada IX ID                         -14.40
                                                 MSCI EAFE + Canada IX ND                         -13.37
                                                 MSCI EAFE + Em IX GD                             -15.81
                                                 MSCI EAFE + EM IX ID                             -17.06
                                                 MSCI EAFE + EMF IX GD                            -15.88
                                                 MSCI EAFE + EMF IX ID                            -17.13
                                                 MSCI EAFE Fr IX ID                               -15.21
                                                 MSCI EAFE G IX ID                                -25.19
                                                 MSCI EAFE GDP Wt IX GD                           -15.30
                                                 MSCI EAFE GDP Wt IX ID                           -16.45
                                                 MSCI EAFE GDP Wt IX ND                           -15.53
                                                 MSCI EAFE GROWTH IX GD                           -24.40
                                                 MSCI EAFE IX GD                                  -13.96
                                                 MSCI EAFE IX ID                                  -15.21
                                                 MSCI EAFE IX ND                                  -14.17
                                                 MSCI EAFE V IX ID                                 -4.63
                                                 MSCI EAFE VALUE IX GD                             -2.82
                                                 MSCI EASEA IX GD                                  -8.68
                                                 MSCI EASEA IX ID                                 -10.26
                                                 MSCI EASEA IX ND                                  -8.94
                                                 MSCI Em Asia IX GD                               -38.60
                                                 MSCI Em Asia IX ID                               -39.32
                                                 MSCI Em Eur/Mid East GD                          -22.30
                                                 MSCI Em Eur/Mid East ID                          -23.38
                                                 MSCI Em Europe IX GD                             -34.64
                                                 MSCI Em Europe IX ID                             -35.31
                                                 MSCI Em Far East IX GD                           -41.08
                                                 MSCI Em Far East IX ID                           -41.76
                                                 MSCI Em IX GD                                    -28.84
                                                 MSCI Em IX ID                                    -30.00
                                                 MSCI Em Latin Am IX GD                           -14.00
                                                 MSCI Em Latin Am IX ID                           -15.92
                                                 MSCI EMF Asia IX GD                              -41.79
                                                 MSCI EMF Asia IX ID                              -42.55
                                                 MSCI EMF Far East IX GD                          -45.12
                                                 MSCI EMF Far East IX ID                          -45.84

                                                 MSCI EMF IX GD                                   -30.61
                                                 MSCI EMF IX ID                                   -31.80
                                                 MSCI EMF Latin Am IX GD                          -16.57
                                                 MSCI EMF Latin Am IX ID                          -18.38
                                                 MSCI Europe - UK IX GD                            -7.12
                                                 MSCI Europe - UK IX ID                            -8.43
                                                 MSCI Europe - UK IX ND                            -7.47
                                                 MSCI Europe GDP Wt IX ID                         -19.97
                                                 MSCI Europe IX GD                                 -8.14
                                                 MSCI Europe IX ID                                  2.36
                                                 MSCI Europe IX ND                                 -8.39
                                                 MSCI EUROPEAN GR IX GD                           -16.51
                                                 MSCI European Union GD                            -9.96
                                                 MSCI European Union ID                           -11.48
                                                 MSCI EUROPEAN VL IX GD                             0.06
                                                 MSCI Far East Free IX ID                         -27.60
                                                 MSCI Far East IX GD                              -27.00
                                                 MSCI Far East IX ID                              -27.60
                                                 MSCI Far East IX ND                              -27.09
                                                 MSCI Finland IX GD                               -14.01
                                                 MSCI Finland IX ID                               -14.71
                                                 MSCI Finland IX ND                               -14.21
                                                 MSCI France IX GD                                 -4.06
                                                 MSCI France IX ID                                 -5.05
                                                 MSCI France IX ND                                 -4.31
                                                 MSCI Germany IX GD                               -15.27
                                                 MSCI Germany IX ID                               -16.48
                                                 MSCI Germany IX ND                               -15.59
                                                 MSCI Greece IX GD                                -41.63
                                                 MSCI Greece IX ID                                -42.52
                                                 MSCI Hong Kong IX GD                             -14.74
                                                 MSCI Hong Kong IX ID                             -16.98
                                                 MSCI Hongkong IX ND                              -14.74
                                                 MSCI Hungary IX GD                               -26.80
                                                 MSCI Hungary IX ID                               -27.66
                                                 MSCI India IX GD                                 -21.74
                                                 MSCI India IX ID                                 -22.82
                                                 MSCI Indonesia IX GD                             -61.90
                                                 MSCI Indonesia IX ID                             -63.04
                                                 MSCI Ireland IX ID                               -14.32
                                                 MSCI Israel Dom IX ID                             13.79
                                                 MSCI Israel IX ID                                 24.75
                                                 MSCI Israel Non Dom Ixid                          46.48
                                                 MSCI Italy IX GD                                  -0.82
                                                 MSCI Italy IX ID                                  -2.70
                                                 MSCI Italy IX ND                                  -1.33
                                                 MSCI JAPAN GROWTH IX GD                          -42.98
                                                 MSCI Japan IX GD                                 -28.07
                                                 MSCI Japan IX ID                                 -28.54
                                                 MSCI Japan IX ND                                 -28.16
                                                 MSCI JAPAN VALUE IX GD                           -11.01
                                                 MSCI Jordan IX GD                                -23.18
                                                 MSCI Jordan IX ID                                -24.65
                                                 MSCI Kokusai IX GD                               -10.62
                                                 MSCI Kokusai IX ID                               -11.86
                                                 MSCI Kokusai IX ND                               -10.91

                                                 MSCI Korea IX GD                                 -49.62
                                                 MSCI Korea IX ID                                 -50.35
                                                 MSCI Luxembourg IX ID                              2.20
                                                 MSCI Malaysia IX GD                              -15.30
                                                 MSCI Malaysia IX ID                              -16.60
                                                 MSCI Mexico Free IX GD                           -20.49
                                                 MSCI Mexico Free IX ID                           -21.51
                                                 MSCI Mexico IX GD                                -20.49
                                                 MSCI Mexico IX ID                                -21.51
                                                 MSCI N American G IX ID                          -27.09
                                                 MSCI N American Vl IX ID                           1.93
                                                 MSCI Netherland IX GD                             -3.64
                                                 MSCI Netherland IX ID                             -5.41
                                                 MSCI Netherland IX ND                             -4.09
                                                 MSCI New Zealand IX GD                           -33.05
                                                 MSCI New Zealand IX ID                           -36.30
                                                 MSCI New Zealand IX ND                           -33.55
                                                 MSCI Nordic IX GD                                -14.69
                                                 MSCI Nordic IX ID                                -15.58
                                                 MSCI Nordic IX ND                                -14.94
                                                 MSCI Norway IX GD                                 -0.38
                                                 MSCI Norway IX ID                                 -2.40
                                                 MSCI Norway IX ND                                 -0.89
                                                 MSCI Nth Amer IX GD                              -11.76
                                                 MSCI Nth Amer IX ID                              -12.79
                                                 MSCI Nth Amer IX ND                              -12.06
                                                 MSCI Pac - Japan IX GD                           -15.19
                                                 MSCI Pac - Japan IX ID                           -17.48
                                                 MSCI Pac - Japan IX ND                           -15.56
                                                 MSCI PAC FREE GR IX GD                           -39.87
                                                 MSCI PAC FREE VL IX GD                            -9.01
                                                 MSCI PAC FR-JPN GR IX GD                         -28.38
                                                 MSCI PAC FR-JPN VL IX GD                           2.64
                                                 MSCI Pacific Free IX ID                          -26.41
                                                 MSCI Pacific Fr-Jpn ID                           -17.48
                                                 MSCI Pacific IX GD                               -25.64
                                                 MSCI Pacific IX ID                               -26.41
                                                 MSCI Pacific IX ND                               -25.78
                                                 MSCI Pakistan IX GD                              -11.87
                                                 MSCI Pakistan IX ID                              -13.78
                                                 MSCI Peru IX GD                                  -23.82
                                                 MSCI Peru IX ID                                  -26.72
                                                 MSCI Philippines Fr Ixgd                         -45.01
                                                 MSCI Philippines Fr Ixid                         -45.29
                                                 MSCI Philippines IX GD                           -42.06
                                                 MSCI Philippines IX ID                           -42.46
                                                 MSCI Portugal IX GD                               -9.90
                                                 MSCI Portugal IX ID                              -12.17
                                                 MSCI Russia IX GD                                -30.03
                                                 MSCI Russia IX ID                                -30.39
                                                 MSCI Sing/Mlysia IX GD                           -27.72
                                                 MSCI Sing/Mlysia IX ID                           -28.65
                                                 MSCI Sing/Mlysia IX ND                           -27.72
                                                 MSCI Singapore Fr IX GD                          -27.72
                                                 MSCI Singapore Fr IX ID                          -28.65
                                                 MSCI South Africa IX GD                          -17.19

                                                 MSCI South Africa IX ID                          -19.60
                                                 MSCI Spain IX GD                                 -15.54
                                                 MSCI Spain IX ID                                 -16.83
                                                 MSCI Spain IX ND                                 -15.86
                                                 MSCI Sri Lanka IX GD                             -40.73
                                                 MSCI Sri Lanka IX ID                             -43.91
                                                 MSCI Sweden IX GD                                -21.01
                                                 MSCI Sweden IX ID                                -21.94
                                                 MSCI Sweden IX ND                                -21.29
                                                 MSCI Swtzrlnd IX GD                                6.38
                                                 MSCI Swtzrlnd IX ID                                4.88
                                                 MSCI Swtzrlnd IX ND                                5.85
                                                 MSCI Taiwan IX GD                                -44.90
                                                 MSCI Taiwan IX ID                                -45.35
                                                 MSCI Thailand IX GD                              -52.60
                                                 MSCI Thailand IX ID                              -53.21
                                                 MSCI Turkey IX GD                                -45.65
                                                 MSCI Turkey IX ID                                -46.16
                                                 MSCI UK IX GD                                    -11.53
                                                 MSCI UK IX ID                                    -13.55
                                                 MSCI UK IX ND                                    -11.53
                                                 MSCI USA IX GD                                   -12.54
                                                 MSCI USA IX ID                                   -13.56
                                                 MSCI USA IX ND                                   -12.84
                                                 MSCI Venezuela IX GD                               4.47
                                                 MSCI Venezuela IX ID                               0.78
                                                 MSCI World - UK IX GD                            -13.11
                                                 MSCI World - UK IX ID                            -14.16
                                                 MSCI World - UK IX ND                            -13.40
                                                 MSCI World - USA IX GD                           -13.16
                                                 MSCI World - USA IX ID                           -14.40
                                                 MSCI World - USA IX ND                           -13.37
                                                 MSCI World Free IX ND                            -13.18
                                                 MSCI World GDP Wt IX ID                          -14.90
                                                 MSCI WORLD GROWTH IX ID                          -26.12
                                                 MSCI World IX Free ID                            -14.05
                                                 MSCI World IX GD                                 -12.92
                                                 MSCI World IX ID                                 -14.05
                                                 MSCI World IX ND                                 -13.18
                                                 MSCI WORLD VALUE IX ID                            -1.30
                                                 MSCI WORLD-USA GR IX GD                          -24.09
                                                 MSCI World-USA VL IX GD                           -1.59
                                                 MSCI Wrld - Austrl IX GD                         -12.97
                                                 MSCI Wrld - Austrl IX ID                         -14.08
                                                 MSCI Wrld - Austrl IX ND                         -13.22
                                                 MSCI WRLD EX USA SC ID                            -8.84
                                                 MSCI WRLD FINANCIALS GD                           10.62
                                                 MSCI WRLD FINANCIALS ID                            8.48
                                                 MSCI WRLD HEALTHCARE GD                           26.96
                                                 MSCI WRLD HEALTHCARE ID                           25.54
                                                 MSCI WRLD INFO TECH GD                           -41.69
                                                 MSCI WRLD INFO TECH ID                           -41.80
                                                 MSCI WRLD TECH HDWR GD                           -34.84
                                                 MSCI WRLD TECH HDWR ID                           -34.98
                                                 MSCI WRLD TELECOM GD                             -42.49
                                                 MSCI WRLD TELECOM ID                             -41.72

                                                 NASDAQ 100 IX P                                  -36.84
                                                 NASDAQ Bank IX P                                  14.67
                                                 NASDAQ Composite IX P                            -39.29
                                                 NASDAQ Industrial IX P                           -33.76
                                                 NASDAQ Insurance IX P                             15.67
                                                 NASDAQ Natl Mkt Cmp IX                           -39.27
                                                 NASDAQ Natl Mkt Ind IX                           -33.73
                                                 NASDAQ Transport IX P                             16.14
                                                 Nikkei 225 Avg:Yen P                             -27.19
                                                 NYSE Composite P                                   1.01
                                                 NYSE Finance IX P                                 25.23
                                                 NYSE Industrials IX P                             -3.01
                                                 NYSE Transportation IX                            -0.84
                                                 NYSE Utilities IX P                              -13.81
                                                 OSLO SE TOT:FMK IX P                              -1.68
                                                 Philippines Composite IX                         -30.26
                                                 PSE Technology IX P                              -16.22
                                                 Russell 1000 Grow IX Tr                          -22.42
                                                 Russell 1000 IX P                                 -8.84
                                                 Russell 1000 IX Tr                                -7.79
                                                 Russell 1000 Value IX Tr                           7.01
                                                 Russell 2000 Grow IX Tr                          -22.43
                                                 Russell 2000 IX P                                 -4.20
                                                 Russell 2000 IX Tr                                -3.02
                                                 Russell 2000 Value IX Tr                          22.83
                                                 Russell 3000 IX P                                 -8.52
                                                 Russell 3000 IX Tr                                -7.46
                                                 Russell Midcap G IX TR                           -11.75
                                                 Russell Midcap IX Tr                               8.25
                                                 Russell Midcap V  IX TR                           19.18
                                                 S & P 100 Index P                                -13.42
                                                 S & P 500 Daily Reinv                             -9.10
                                                 S & P 500 Index P                                -10.14
                                                 S & P 500 Mnthly Reinv                            -9.10
                                                 S & P 600 Index P                                 11.02
                                                 S & P 600 Index Tr                                11.80
                                                 S & P Financial IX P                              23.83
                                                 S & P Financial IX Tr                             26.08
                                                 S & P Industrial IX Tr                           -16.25
                                                 S & P Industrials P                              -17.05
                                                 S & P Midcap 400 IX P                             16.21
                                                 S & P Midcap 400 IX Tr                            17.50
                                                 S & P Transport Index P                           16.88
                                                 S & P Transport IX Tr                             18.52
                                                 S & P Utility Index P                             54.30
                                                 S & P Utility Index Tr                            59.67
                                                 S & P/Barra Growth IX Tr                         -22.08
                                                 S & P/BARRA MC G IX TR                             9.16
                                                 S & P/BARRA MC V IX TR                            27.84
                                                 S & P/BARRA SC G IX TR                             0.57
                                                 S & P/BARRA SC V IX TR                            20.86
                                                 S & P/Barra Value IX Tr                            6.08
                                                 SB Cr-Hdg Nn-US Wd IX Tr                           9.64
                                                 SB Cr-Hdg Wd Gv Bd IX Tr                          10.67
                                                 SB Non-US Wd Gv Bd IX Tr                          -2.63
                                                 SB Wd Gv Bd:Austrl IX Tr                          -3.71

                                                 SB Wd Gv Bd:Germny IX Tr                           0.51
                                                 SB Wd Gv Bd:Japan IX Tr                           -8.47
                                                 SB Wd Gv Bd:UK IX Tr                               1.02
                                                 SB Wd Gv Bd:US IX Tr                              13.48
                                                 SB World Govt Bond IX Tr                           1.59
                                                 SB World Money Mkt IX Tr                          -2.74
                                                 Straits Times Index                              -22.08
                                                 SWISS PERF:SFR IX TR                              11.91
                                                 TAIWAN SE:T$ IX P                                -46.04
                                                 T-Bill 1 Year Index Tr                             5.96
                                                 T-Bill 3 Month Index Tr                            5.99
                                                 T-Bill 6 Month Index Tr                            6.08
                                                 Thailand Set Index                               -44.14
                                                 TOKYO 2ND SCT:YEN IX P                           -25.80
                                                 TOKYO SE(TOPIX):YEN IX P                         -25.46
                                                 TORONTO 300:C$ IX P                                6.18
                                                 TORONTO SE 35:C$ IX P                             17.62
                                                 Value Line Cmp IX-Arth                             9.65
                                                 Value Line Cmp IX-Geom                            -8.72
                                                 Value Line Industrl IX                            -9.41
                                                 Value Line Railroad IX                             9.65
                                                 Value Line Utilties IX                            10.30

The National Association of Real Estate
Investment Trust:

                                                 Real Estate Investment Trust Index                26.36

Each Russell Index listed above is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

*in U.S. currency

                       LIBERTY TAX-MANAGED GROWTH FUND II
                        A SERIES OF LIBERTY FUNDS TRUST I
                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2001


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Liberty Tax-Managed Growth Fund II (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated March 1, 2001. This SAI should be read together with a Prospectus and the Fund's most recent Annual Report dated October 31, 2000. Investors may obtain a free copy of a Prospectus and Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Auditors appearing in the Fund's October 31, 2000 Annual Report are incorporated in this SAI by reference.

TABLE OF CONTENTS

                                                                      PAGE

Definitions                                                             2
Organization and History                                                2
Investment Policies                                                     2
Portfolio Turnover                                                      3
Additional Information Concerning Investment Practices                  3
Taxes - General                                                        10
Management of the Fund                                                 13
Fund Charges and Expenses                                              21
Determination of Net Asset Value                                       23
How to Buy Shares                                                      23
Special Purchase Programs/Investor Services                            24
Programs for Reducing or Eliminating Sales Charges                     25
How to Sell Shares                                                     27
How to Exchange Shares                                                 28
Suspension of Redemptions                                              28
Shareholder Liability                                                  29
Shareholder Meetings                                                   29
Performance Measures and Information                                   29
Appendix                                                               32


709-16/099F-0201

DEFINITIONS

     "Trust"            Liberty Funds Trust I

     "Fund"             Liberty Tax-Managed Growth Fund II

     "Advisor"          Stein Roe & Farnham Incorporated, the Fund's investment
                        advisor

     "Sub-Advisor"      Stein Roe Investment Counsel LLC, the Fund's investment
                        sub-advisor

     "Administrator"    Colonial Management Associates, Inc., the Fund's
                        administrator

     "LFD"              Liberty Funds Distributor, Inc., the Fund's distributor

     "LFS" Liberty Funds Services, Inc., the Fund's investor services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1985. The Fund, a diversified series of the Trust, represents the entire interest in a separate series of the Trust. The Fund's registration statement was declared effective by the Securities and Exchange Commission (SEC) on March 1, 2000.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the caption "Shareholder Meetings" in this SAI.

On November 1, 2000, Liberty Financial Companies, Inc. (Liberty Financial), an intermediate parent of the advisor announced that it had retained CS First Boston to help explore strategic alternatives, including the possible sale of Liberty Financial. Effective July 14, 2000, the Fund changed its name from "Stein Roe Advisor Tax-Managed Growth Fund II" to its current name.

Effective April 1, 1999, the Trust changed its name from "Colonial Trust I" to its current name.

INVESTMENT POLICIES

The Fund is subject to the following fundamental investment policies, which may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities. The Investment Company Act of 1940 (1940 Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

As fundamental investment policies, the Fund may not:

1. Borrow, except from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

2. Own real estate except real estate having a value no more than 5% of the Fund's total assets acquired as the result of owning securities (nothing in this restriction shall limit the Fund's ability to purchase and sell
        (i) securities which are secured by real estate and (ii) securities of companies which invest or deal in real estate);

3. Invest in commodities, except that the Fund may purchase and sell futures contracts and related options to the extent that total initial margin and premiums on the contracts do not exceed 5% of its total assets;

4. Issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act;

5. Underwrite securities issued by others except to the extent the Fund could be deemed an underwriter when disposing of portfolio securities;

6. Make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and

7. Concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase the Fund would own more than 10% of the outstanding voting shares of such issuer.

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

3.      Invest more than 15% of its net assets in illiquid assets.


Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the 1940 Act diversification requirement, an issuer is the entity whose revenues support the security.

PORTFOLIO TURNOVER

High portfolio turnover may cause the Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Fund seeks to maintain a low portfolio turnover rate as one of its investment strategies.

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT PRACTICES

Additional information concerning certain of the Fund's investments and investment practices is set forth below.

FOREIGN SECURITIES

The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment and the PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxation" below.

MONEY MARKET INSTRUMENTS

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSITS are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the Fund would be allowed to invest in directly.

SECURITIES LOANS

The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in the Prospectus, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goals and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the SEC has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation) will be segregated.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government Securities. This amount is known as "initial margin". The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

FOREIGN CURRENCY TRANSACTIONS

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollars, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies. There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

RULE 144A SECURITIES

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (1933 Act). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

TAXES - GENERAL

In this section, all discussions of taxation at the shareholder and Fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons.

FEDERAL TAXES. The Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate alternative minimum tax. The dividends received deduction for eligible dividends is subject to a holding period requirement imposed pursuant to the Taxpayer Relief Act of 1997 (1997
Act).

FUND DISTRIBUTIONS. Distributions from the Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for one year or less) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed at a rate of 20%.

Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital reduces the cost basis in the shares to below zero.

U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

SALES OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the Fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that the Fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities) and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.

HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the Fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

MANAGEMENT OF THE FUND

Each of the Advisor, the Administrator, LFS and LFD is an indirect wholly-owned subsidiary of Liberty Financial, which in turn is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.

TRUSTEES AND OFFICERS


                                          Position with
Name and Address                 Age      Fund               Principal Occupation During Past Five Years
----------------                 ---      ----               -------------------------------------------
Douglas A. Hacker                43       Trustee            Executive Vice President and Chief Financial Officer of
P.O. Box 66100                                               UAL, Inc. (airline) since July, 1999; Senior Vice
Chicago, IL 60666                                            President and Chief Financial Officer of UAL, Inc. prior
                                                             thereto.

Janet Langford Kelly             41       Trustee            Executive Vice President-Corporate Development, General
One Kellogg Square                                           Counsel, and Secretary, Kellogg Company (food, beverage
Battle Creek, MI 49016                                       and tobacco manufacturer), since September, 1999; Senior
                                                             Vice President, Secretary and General Counsel, Sara Lee
                                                             Corporation (branded, packaged, consumer-products
                                                             manufacturer) prior thereto.

Richard W. Lowry                 64       Trustee            Private Investor since August, 1987 (formerly Chairman
10701 Charleston Drive                                       and Chief Executive Officer, U.S. Plywood Corporation
Vero Beach, FL 32963                                         (building products manufacturer)).

Salvatore Macera                 69       Trustee            Private Investor since 1981 (formerly Executive Vice
26 Little Neck Lane                                          President, Itek Corp. and President, Itek Optical &
New Seabury, MA 02649                                        Electronic Industries, Inc. (electronics)).

William E. Mayer*                60       Trustee            Managing Partner, Park Avenue Equity Partners (venture
500 Park Avenue, 5th Floor                                   capital) since 1998 (formerly Founding Partner,
New York, NY 10022                                           Development Capital LLC from 1996 to 1998; Dean and
                                                             Professor, College of Business and Management, University
                                                             of Maryland from October, 1992 to November, 1996);
                                                             Director, Johns Manville (building products
                                                             manufacturer); Director, Lee Enterprises (print and
                                                             on-line media); Director, WR Hambrecht & Co. (financial
                                                             service provider; Director, Systech Retail Systems
                                                             (retail industry technology provider)).

Charles R. Nelson                57       Trustee            Van Voorhis Professor, Department of Economics,
Department of Economics                                      University of Washington; consultant on economic and
University of Washington                                     statistical matters.
Seattle, WA 98195

John J. Neuhauser                57       Trustee            Academic Vice President and Dean of Faculties since
140 Commonwealth Avenue                                      August, 1999, Boston College (formerly Dean, Boston
Chestnut Hill, MA 02167                                      College School of Management from September, 1977 to
                                                             September, 1999).

Joseph R. Palombo*               47       Trustee and        Chief Operations Officer of Mutual Funds, Liberty
One Financial Center                      Chairman of the    Financial since August, 2000; Executive Vice President
Boston, MA 02111                          Board              and Director of the Advisor since April, 1999; Executive
                                                             Vice President and Chief Administrative Officer of LFG
                                                             since April, 1999; Director of Stein Roe & Farnham
                                                             Incorporated (Stein Roe) since September 1, 2000; Trustee
                                                             and Chairman of the Board of the Stein Roe Mutual Funds
                                                             since October, 2000; Manager of Stein Roe Floating Rate
                                                             Limited Liability Company since October, 2000 (formerly
                                                             Vice President of the Funds from April, 1999 to August,
                                                             2000 and Chief Operating Officer, Putnam Mutual Funds
                                                             from 1994 to 1998).

Thomas E. Stitzel                64       Trustee            Business Consultant since 1999 (formerly Professor of
2208 Tawny Woods Place                                       Finance from 1975 to 1999 and Dean from 1977 to 1991,
Boise, ID 83706                                              College of Business, Boise State University (higher
                                                             education)); Chartered Financial Analyst.

Thomas C. Theobald               62       Trustee            Managing Director, William Blair Capital Partners
Suite 1300                                                   (private equity investing) since 1994; (formerly Chief
222 West Adams Street                                        Executive Officer and Chairman of the Board of Directors,
Chicago, IL 60606                                            Continental Bank Corporation); Director of Xerox
                                                             Corporation (business products and services), Anixter
                                                             International (network support equipment distributor),
                                                             Jones Lang LaSalle (real estate management services) and
                                                             MONY Group (life insurance).

Anne-Lee Verville                55       Trustee            Consultant since 1997 (formerly General Manager, Global
359 Stickney Hill Road                                       Education Industry from 1994 to 1997, and President,
Hopkinton, NH  03229                                         Applications Solutions Division from 1991 to 1994, IBM
                                                             Corporation (global education and global applications)).

Stephen E. Gibson                47       President          President of the Liberty Funds since June, 1998;
One Financial Center                                         President of Stein Roe Mutual Funds since November, 1999;
Boston, MA 02111                                             Chairman of the Board since July, 1998, Chief Executive
                                                             Officer and President since December, 1996, and Director
                                                             since July, 1996 of the Administrator  (formerly
                                                             Executive Vice President from July, 1996 to December,
                                                             1996); Director, Chief Executive Officer and President of
                                                             Liberty Funds Group LLC (LFG) since December, 1998
                                                             (formerly Director, Chief Executive Officer and President
                                                             of The Colonial Group, Inc. (TCG) from December, 1996 to
                                                             December 1998); Director since September, 2000, President
                                                             and Vice Chairman of the Advisor since January, 2000
                                                             (formerly Assistant Chairman from August, 1998 to
                                                             January, 2000) (formerly Managing Director of Marketing
                                                             of Putnam Investments from June, 1992 to July, 1996).

J. Kevin Connaughton             36       Treasurer          Treasurer of the Stein Roe Mutual Funds since February,
One Financial Center                                         2001 (formerly Controller from February, 1998 to May,
Boston, MA 02111                                             2000); Treasurer of the Liberty Funds and of the Liberty
                                                             All-Star Funds since December, 2000 (formerly Controller
                                                             and Chief Accounting Officer of the Liberty Funds from
                                                             February, 1998 to October, 2000); Vice President of the
                                                             Administrator since February, 1998 (formerly Senior Tax
                                                             Manager, Coopers & Lybrand, LLP from April 1996 to
                                                             January 1998; Vice President, 440 Financial Group/First
                                                             Data Investor Services Group from March, 1994 to April,
                                                             1996).

Michael G. Clarke                31       Controller         Controller of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since December, 2000; Assistant Vice
Boston, MA 02111                                             President of the Advisor since August, 1999; Assistant
                                                             Vice President of LFG since April, 2000 (formerly Audit
                                                             Manager from May, 1997 to August, 1999, Audit Senior
                                                             Accountant from September, 1995 to May, 1997).

William J. Ballou                35       Secretary          Secretary of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since October, 2000 (formerly Assistant
Boston, MA 02111                                             Secretary from October, 1997 to October, 2000); Secretary
                                                             of the Stein Roe Mutual Funds since February, 2001
                                                             (formerly Assistant Secretary from May, 2000 to February,
                                                             2001); Vice President, Assistant Secretary and Counsel of
                                                             the Advisor since October, 1997; Vice President and
                                                             Counsel since April, 2000; Assistant Secretary since
                                                             December, 1998 of LFG and Assistant Secretary of Stein
                                                             Roe since January, 2001 (formerly Associate Counsel,
                                                             Massachusetts Financial Services Company from May, 1995
                                                             to September, 1997).

Kevin M. Carome                  44       Executive Vice     Executive Vice President of Liberty Funds and of the
600 Atlantic Avenue                       President          Liberty All-Star Funds since October, 2000; Executive
Boston, MA 02210                                             Vice President of the Stein Roe Mutual Funds since May,
                                                             1999 (formerly Vice President from April, 1998 to May,
                                                             1999, Assistant Secretary from April, 1998 to February,
                                                             2000 and Secretary from February, 2000 to May, 2000);
                                                             Chief Legal Officer of Liberty Financial since August,
                                                             2000; Senior Vice President, Legal since January, 1999 of
                                                             LFG; Executive Vice President and Assistant Secretary of
                                                             Stein Roe since January, 2001 (formerly General Counsel
                                                             and Secretary of Stein Roe from January, 1998 to
                                                             December, 1999); (formerly Vice President and Associate
                                                             General Counsel of Liberty Financial from August, 1993 to
                                                             December, 1998).

* A Trustee who is an "interested person" (as defined in the 1940 Act) of the Fund, the Advisor or the Administrator.

The business address of the officers of the Fund is One Financial Center, Boston, MA 02111.

The Trustees serve as trustees of all Liberty funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the Liberty funds based on each fund's relative net assets and one-third of the fees are divided equally among the Liberty funds.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Fund into a master fund/feeder fund structure. Under this structure, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

TRUSTEES AND TRUSTEES' FEES

For the fiscal period ended October 31, 2000, and the calendar year ended December 31, 2000, the Trustees of the Trust received the following compensation for serving as Trustees(a):

                              Aggregate Compensation from the Fund         Total Compensation from the Liberty Fund
                                   for the Fiscal Year Ended                 Complex Paid to the Trustees for the
Trustee                                 October 31, 2000                   Calendar Year Ended December 31, 2000(b)
-------                                 ----------------                   ----------------------------------------
Tom Bleasdale(c)                              $275(d)                                    106,000(d)
John V. Carberry(e)                            N/A                                           N/A
Lora S. Collins(c)                             253                                        96,000
James E. Grinnell(c)                           275                                       102,000
Douglas A. Hacker(f)                             0                                             0
Janet Langford Kelly(f)                          0                                             0
Richard W. Lowry                               258                                        99,000
Salvatore Macera                               264                                        98,000
William E. Mayer                               264                                       100,000
James L. Moody, Jr.(c)                         275(g)                                    105,000(g)
Charles R. Nelson(f)                             0                                             0
John J. Neuhauser                              265                                       101,210
Joseph R. Palombo(h)                           N/A                                           N/A
Thomas E. Stitzel                              253                                        97,000
Robert L. Sullivan(i)                            0                                        34,033
Thomas C. Theobald(f)                            0                                             0
Anne-Lee Verville                              252(j)                                     94,667(j)

(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(b) At December 31, 2000, the complex consisted of 49 open-end and 9 closed-end management investment portfolios in the Liberty Funds Group
         - Boston (Liberty Funds) and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Liberty Fund Complex).

(c) Resigned as Trustee of the Trust and the Liberty Fund Complex on December 27, 2000.

(d) For the fiscal year ended October 31, 2000, compensation includes $138 payable in later years as deferred compensation. For the calendar year ended December 31, 2000, compensation includes $52,000 payable in later years as deferred compensation.

(e) Resigned as Trustee of the Trust and the Liberty Fund Complex on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and employee of Liberty Financial.

(f)      Elected by the shareholders of the Fund on December 27, 2000.

(g) Total compensation of $275 for the fiscal year ended October 31, 2000 was paid on January 31, 2001. Total compensation of $105,000 for the calendar year ended December 31, 2000 was paid on January 31, 2001.

(h) Elected by the Trustees of the Liberty Fund Complex on August 23, 2000. Elected by the shareholders of the Fund on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of the Administrator.

(i) Retired as Trustee of the Trust and the Liberty Fund Complex on April 20, 2000.

(j) Total compensation of $252 for the fiscal year ended October 31, 2000, will be payable in later years as deferred compensation. Total compensation of $94,667 for the calendar year ended December 31, 2000, will be payable in later years as deferred compensation.

The following table sets forth the compensation paid to Ms. Kelly and Messrs. Hacker, Nelson and Theobald in their capacities as Trustees or Managers of the Stein Roe Fund Complex (k):

                                   Total Compensation from the Stein Roe
  Trustee                            Fund Complex Paid to the Trustees
                                        for the Calendar Year Ended
                                             December 31, 2000
  Douglas A. Hacker                               $98,100
  Janet Langford Kelly                             93,600
  Charles R. Nelson                                98,100
  Thomas C. Theobald                               98,100

(k) As of December 31, 2000, the Stein Roe Fund Complex consisted of the Liberty Floating Rate Fund, the Stein Roe Floating Rate Limited Liability Company, Liberty-Stein Roe Institutional Floating Rate Income Fund, and the following open-end mutual funds: 4 series of Liberty-Stein Roe Funds Income Trust, 4 series of Liberty-Stein Roe Funds Municipal Trust, 12 series of Liberty-Stein Roe Funds Investment Trust, 4 series of Liberty-Stein Roe Advisor Trust, 1 series of Stein Roe Trust, 12 portfolios of SR&F Base Trust, and 5 series of SteinRoe Variable Investment Trust.

For the calendar year ended December 31, 2000, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds):

                                             Total Compensation From
                                     Liberty All-Star Funds for the Calendar
Trustee                                  Year Ended December 31, 2000(l)
-------                                      ---------------------------
Robert J. Birnbaum                                   $25,000
John V. Carberry(m)                                    N/A
James E. Grinnell                                     25,000
Richard W. Lowry                                      25,000
William E. Mayer                                      25,000
John J. Neuhauser                                     25,000
Joseph R. Palombo(n)                                   N/A

(l) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).

(m) Resigned as Trustee and Director of the Liberty All-Star Funds on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and Director and employee of Liberty Financial.

(n) Elected by the Trustees and Directors of the Liberty All-Star Funds on October 25, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and Director and employee of the Administrator.

INVESTMENT ADVISOR

Under its Management Agreement with the Fund, the Advisor provides the Fund with discretionary investment services. Specifically, the Advisor is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment goals, program, and restrictions as provided in the Fund's Prospectuses and this SAI. The Advisor is also responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions (see "Portfolio Transactions" below). The Management Agreement provides for the payment to the Advisor of the fee described in the Prospectuses.

The Advisor and its predecessor have been providing investment advisory services since 1932. The Advisor acts as investment advisor to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations and other institutional investors.

The directors of the Advisor are C. Allen Merritt, Jr., Stephen E. Gibson, Joseph R. Palombo and J. Andrew Hilbert. Mr. Merritt is Chief Operating Officer of Liberty Financial, Mr. Gibson is President of the Advisor's Mutual Funds division, Mr. Palombo is Chief Operations Officer of Mutual Funds of Liberty Financial and Mr. Hilbert is Chief Financial Officer - Finance and Administration of Liberty Financial. The business address of Mr. Merritt and Mr. Hilbert is 600 Atlantic Avenue, Federal Reserve Plaza , Boston, Massachusetts 02210; and that of Mr. Gibson and Mr. Palombo is One Financial Center, Boston, Massachusetts 02111-2624.

Under the Management Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund in connection with the matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

PORTFOLIO TRANSACTIONS

The Advisor places the orders for the purchase and sale of the Fund's portfolio securities and options and futures contracts. The Advisor's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Advisor's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Advisor's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Advisor's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Advisor's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Advisor, and reports are made annually to the Board of Trustees of the Fund.

With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Fund, the Advisor often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Advisor uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Fund, to such brokers or dealers to ensure the continued receipt of research products or services that the Advisor feels are useful. In certain instances, the Advisor receives from brokers and dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Advisor makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Advisor (without prior agreement or understanding, as noted above) through transaction charges generated by transactions by clients (including the Fund), while the portions of the costs attributable to non-research usage of such products or services is paid by the Advisor in cash. No person acting on behalf of the Fund is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Advisor and not all such research products or services are used in connection with the management of the Fund.

With respect to the Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Advisor may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Advisor's attention, including investment research related to the security and provided to the Fund. The Fund has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for the Fund's portfolio securities held by the Fund. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of Fair Practice of the National Association of Securities Dealers.

The Advisor may use the services of AlphaTrade Inc. (ATI), a registered broker-dealer subsidiary of the Administrator, when buying or selling equity securities for the Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions the Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the Fund, and will use a clearing broker to settle trades.

The Trustees have the authority to convert the Fund to a master fund/feeder fund structure. Under this structure, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with the Fund, the Administrator provides certain administrative services including: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Fund and for performing the administrative functions herein set forth; (ii) arranging, if desired by the Trust, for Directors, officers and employees of the Administrator to serve as Trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law; (iii) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (iv) coordinating and overseeing the activities of the Fund's other third-party service providers; (v) maintaining certain books and records of the Fund; and (vi) monitoring the tax-efficiency of the Fund. The Administration Agreement has a one year term. The Administrator is paid a monthly fee at the annual rate of average daily net assets set forth in the Prospectus. The Administrator and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Administrator currently serves as investment advisor, sub-advisor and/or administrator for 63 open-end and 10 closed-end management investment company portfolios (collectively, The Funds). Officers of the Trust who are also officers of the Administrator or its affiliates will benefit from the administration fees, sales commissions and other fees paid or allowed by the Trust.

PRICING AND BOOKKEEPING AGREEMENT

The Administrator provides pricing and bookkeeping services to the Fund pursuant to a Pricing and Bookkeeping Agreement. The Pricing and Bookkeeping Agreement has a one-year term. The Administrator is paid monthly a fee of $2,250, plus the following percentages of the Fund's average daily net assets over $50 million:

                     0.035% annually on the next $950 million
                     0.025% annually on the next $1 billion
                     0.015% annually on the next $1 billion
                     0.001% annually on the excess over $3 billion

PRINCIPAL UNDERWRITER

LFD is the principal underwriter of the Fund's shares. LFD has no obligation to buy shares, and purchases shares only upon receipt of orders from authorized financial service firms (FSFs) or investors.

CODE OF ETHICS

The Fund, the Advisor, the Administrator and LFD have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.

12B-1 PLAN

The Fund offers four classes of shares - Class A, Class B, Class C and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each Class except Class Z. Under the Plan, the Fund pays LFD service and distribution fees at the annual rates described in the Prospectuses. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to FSFs and for certain other purposes. Since the distribution and service fees are payable regardless of LFD's expenses, LFD may realize a profit from the fees. The Plan authorizes any other payments by the Fund to LFD and its affiliates (including the Advisor and the Administrator) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets, resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

SHAREHOLDER SERVICING AND TRANSFER AGENT

LFS is the Fund's shareholder servicing agent (transfer, plan and dividend disbursing agent), for which it receives a monthly fee as described in the Fund's Prospectuses. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to LFS or generally by six months' notice by LFS to the Fund. The agreement limits the liability of LFS to the Fund for loss or damage incurred by the Fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the Fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

CUSTODIAN

The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017-2070, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT AUDITORS

Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116, are the Fund's independent auditors, providing audit services, tax return review, other tax consulting services and assistance and consultation in connection with the review of various SEC filings. The Financial Statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of Ernst & Young LLP, given on the authority of said firm as experts in auditing.

OWNERSHIP OF THE FUND

As of record on January 31, 2001, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Fund.

As of record on January 31, 2001, the following shareholders owned 5% or more of one or more of each class of the Fund's then outstanding shares:

Class A Shares
--------------
LPL Financial Services                                            5.27%
9785 Towne Centre Drive
San Diego, CA 92121-1968

Class Z Shares
--------------

Colonial Management Associates, Inc.                             25.72%
Attn: Finance Department
One Financial Center
Boston, MA 02111-2621

Bertram Gabriel III Trustee                                       5.33%
Bertram Gabriel Trust
61 Trinity Pass
Pound Ridge, NY 10576-1527

Marilyn Brannon                                                   9.35%
7155 Roswell Road #48
Atlanta, GA 30328-5419

As of record on January 31, 2001, there were 378 Class A, 2,707 Class B, 318 Class C and 45 Class Z record holders of the Fund.

FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund, at the annual rate of 0.80%.

Under the sub-advisory agreement, the Advisor pays the Sub-Advisor a monthly base fee at the annual rate of 0.20% of the average daily net assets of the Fund (Base Fee), which may be adjusted to an annual rate as high as 0.25% or an annual rate as low as 0.15% depending on the Fund's performance. The total monthly fee payable to the Sub-Advisor is determined by multiplying the Base Fee by a performance adjustment rate (Performance Adjustment Rate), which is readjusted quarterly depending on the Fund's performance over a specified period of time as measured by Morningstar, Inc.'s Large Blend category for domestic equity funds. The Performance Adjustment Rates applicable to each Morningstar ranking are as follows:

                                                            Performance
                         Morningstar Ranking                Adjustment Rate
                         Quartile 1                         1.25
                         Quartile 2                         1.00
                         Below Median                       0.75

The sub-advisory agreements also provide that the Sub-Advisor shall not receive a fee less than $350,000 per annum in the aggregate for managing both the Fund and the Liberty Tax-Managed Growth Fund, another diversified series of the Trust. The Advisor pays the sub-advisory fees to the Sub-Advisor under the sub-advisory agreement. The Fund does not pay any fees to the Sub-Advisor.

Under the Fund's administration agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.20% of its average daily net assets.

Under the Fund's shareholders' servicing and transfer agency agreement, the Fund pays LFS a monthly fee at the annual rate of 0.07% of the average daily closing value of the Fund's respective total net assets for such month. In addition to this compensation, the Fund pays LFS the following fees:

1. A transaction fee of $1.18 per transaction occurring in Fund accounts during any month; PLUS

2. An account fee for open accounts of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS

3. An account fee for closed accounts of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS

4.       The Fund's allocated share of LFS reimbursement out-of-pocket expenses.

RECENT FEES PAID TO THE ADVISOR, ADMINISTRATOR, LFD AND LFS (dollars in thousands)

                                                 Period ended October 31,
                                                            2000
                                                            ----
Management fee                                              $143
Administration fee                                            36
Bookkeeping fee                                               18
Shareholders services and transfer agent fee                  37
12b-1 fees:
  Service fee (Class A)                                        4
  Service fee (Class B)                                       30
  Service fee (Class C)                                        3
  Distribution fee (Class B)                                  89
  Distribution fee (Class C)                                  10
Fees and expenses waived or borne
  by the Advisor/Administrator                              (110)

BROKERAGE COMMISSIONS (dollars in thousands)


                                             Period ended October 31,
                                                       2000
                                                       ----
Total commissions                                      $58
Directed transactions                                    0
Commissions on directed transactions                     0
Commissions paid to AlphaTrade Inc.                      0

SALES CHARGES (dollars in thousands)

                                                                          Class A Shares

                                                                     Period ended October 31,
                                                                               2000
                                                                               ----
Aggregate initial sales charges on Fund shares sales                           $270
Initial sales charges retained by LFD                                             2

                                                                          Class B Shares

                                                                     Period ended October 31,
                                                                               2000
                                                                               ----
Aggregate CDSCs on Fund redemptions retained by LFD                             $8

                                                                          Class C Shares

                                                                     Period ended October 31,
                                                                               2000
                                                                               ----
Aggregate CDSCs on Fund redemptions retained by LFD                            (o)

(o)      Rounds to less than one.

SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Fund for the fiscal year ended October 31, 2000 were:

                                               Class A Shares    Class B Shares   Class C Shares
                                               --------------    --------------   --------------
Fees to FSFs                                         $4              $1,621             $13
Cost of sales material relating to the Fund
  (including printing and mailing expenses)          29                 237              26
Allocated travel, entertainment and other
  Promotional expenses (including                    32                 260              29
advertising)

DETERMINATION OF NET ASSET VALUE

The Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (normally 4:00 p.m. Eastern time), each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade, but in no event later than 5:00 p.m. Eastern time. Currently, the Exchange is closed Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund may invest in securities which are primarily listed on foreign exchanges that are open and allow trading on days on which the Fund does not determine NAV. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Fund's Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Fund positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Fund's Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Fund's Trustees.

HOW TO BUY SHARES

The Prospectuses contain a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank. Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank will subject the purchaser to a $15 service fee for each check returned.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charges. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under General Information Regarding Buying and Selling Shares in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C or Z shares. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSF's that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

From time to time, LFD or its affiliates may elect to make payments to broker-dealers in addition to the commissions described in this SAI. LFD will reallow to participating broker-dealers the entire sales charge for all sales of Class A shares for orders placed for Individual Retirement Accounts (IRA's) from January 2, 2001 through April 16, 2001. LFD has elected to pay participating dealers an amount equal to 0.50% of the net asset value of the Fund's Class B shares sold to IRA's from January 2, 2001 through April 16, 2001.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. (CLASSES A, B AND C ONLY) As a convenience to investors, Class A and Class B shares of the Fund may be purchased through the Automatic Investment Plan. Pre-authorized monthly bank drafts or electronic funds transfer for a fixed amount of at least $50 are used to purchase Fund shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.

TAX-SHELTERED RETIREMENT PLANS. (CLASSES A, B AND C ONLY) LFD offers prototype tax-qualified plans, including IRAs, and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges a $15 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.

Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $15 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders, beneficiaries or their FSFs of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, on Class A, Class B or Class C shares may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
RIGHTS OF ACCUMULATION (Class A and Class B only). Reduced sales charges on Class A, and B shares can be effected by combining a current purchase with prior purchases of Class A and B shares of the funds distributed by LFD. The applicable sales charge is based on the combined total of:

1.        the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all Liberty fund shares held by the shareholder or donor (except Class A shares of any Liberty money market fund, unless such shares were acquired by exchange from Class A shares of another Liberty fund other than a money market fund).

LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's or donor's holdings by LFS. The Fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A only). Any person may qualify for reduced sales charges on purchases of Class A shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Liberty fund shares held by the shareholder on the date of the Statement in Liberty funds (except Class A shares of any Liberty money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market Liberty fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or the Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. An investor who has redeemed Fund shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of the Fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

PRIVILEGES OF EMPLOYEES OR FINANCIAL SERVICE FIRMS. Class A shares of the Fund may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Administrator, LFD and other companies affiliated with the Administrator; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

EXCHANGES FOR AFFILIATES OF INVESTMENT ADVISOR. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

SPONSORED ARRANGEMENTS. Class A shares of the Fund may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The Fund reserves the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A shares of the Fund may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements and by participants in certain retirement plans.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (CLASSES B AND C SHARES). CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply to Class B or C accounts if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or IRAs, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will delay sending proceeds for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS, and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and IRA holders. Call LFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN (CLASS A, B AND C SHARES ONLY)

If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in the Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election of the shareholder's investment. Withdrawals from Class B and C shares of the under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of the Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the excess over 12%. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

The Fund may terminate a shareholder's SWP if the shareholder's Account Balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name", the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. Telephone redemption privileges are described in the Prospectus.

NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of the Fund's net asset value, the Fund may make the payment or a portion of the payment with portfolio securities held by the Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

FAST CASH. As a convenience to investors, a shareholder is automatically eligible to redeem up to $100,000 from the shareholder's account in a 30-day period and have it mailed to the shareholder's address of record. This service is not available within 30 days of an address change. Shareholders wishing to avail themselves of this service, should complete the appropriate section of the Application.

HOW TO EXCHANGE SHARES

Exchanges at net asset value may be made at any time from any other continuously offered fund distributed by LFD into shares of the same class of the Fund. The Class A, and B shares of the Fund may be exchanged for the same class of shares of any other continuously offered funds distributed by LFD (with certain exceptions) on the basis of the NAVs per share at the time of exchange and only once per twelve-month period measured from the time the account was opened. The Class C shares of the Fund may be exchanged for the same class of shares of any other continuously offered funds distributed by LFD but only one "roundtrip" exchange of such Class may be made per three-month period, measured from the date of the initial purchase. The Class Z shares of the Fund may be exchanged for the Class A or Class Z shares of any other fund distributed by LFD (with certain exceptions). The prospectus of each fund distributed by LFD describes its investment objective and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange. Shares of certain funds distributed by LFD are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes and/or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another Liberty fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and, share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

The Fund may suspend shareholders' right of redemption or postpone payment for more than seven days (i) if the Exchange is closed for other than customary weekends or holidays, (ii) during certain periods when trading on the Exchange is restricted, (iii) during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or (v) during any other period permitted by order of the SEC for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

As described under the caption "Organization and History", the Fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES AND INFORMATION
TOTAL RETURN

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the Fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the Fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate rather than average annual total returns or may not reflect the sales charge or CDSC.

Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. The performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Performance results reflect any voluntary fee waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these fee waivers or expense reimbursements, performance results would have been lower.

PERFORMANCE DEPICTIONS AND COMPARISONS. The Fund may compare its performance to various unmanaged indices published by such sources as listed in Appendix II. The Fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor, LFD or the Administrator to be reputable, and publications in the press pertaining to the Fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper Analytical Services Corporation, Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index, Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.

TAX-RELATED ILLUSTRATIONS. The Fund also may present hypothetical illustrations
(i) comparing the Fund's and other mutual fund's pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.

GENERAL. From time to time, the Fund may discuss or quote its current portfolio manager(s) as well as other investment personnel, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New Value(TM) investment strategy that expands upon the principles of traditional value investing; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the Fund may also discuss or quote the views of LFD, the Advisor, the Administrator and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

INVESTMENT PERFORMANCE. The Fund's Class A, Class B, Class C and Class Z share average annual total returns at October 31, 2000 were:

                                                     Class A Shares
                                                  Period March 7, 2000
                                        (commencement of investment operations)
                                              through October 31, 2000 (p)

With sales charge of 5.75%                              (9.27)%
Without sales charge                                    (3.75)%

                                                     Class B Shares
                                                  Period March 7, 2000
                                        (commencement of investment operations)
                                              through October 31, 2000 (p)

With applicable CDSC                                 (8.88)% (5.00% CDSC)
Without CDSC                                         (4.08)%

                                                     Class C Shares
                                                  Period March 7, 2000
                                        (commencement of investment operations)
                                              through October 31, 2000 (p)

With applicable CDSC                                 (5.13)% (1.00% CDSC)
Without CDSC                                         (4.17)%

                                                     Class Z Shares
                                                  Period March 7, 2000
                                        (commencement of investment operations)
                                              through October 31, 2000 (p)

                                                        (3.50)%

(p) Performance results reflect any voluntary waiver or reimbursement by the Advisor, the Administrator and/or their affiliates of class expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See a Prospectus for details.

                                    APPENDIX
                                DECEMBER 31, 2000

Source                                           Category                                       Return (%)

Credit Suisse First Boston:

                                                 First Boston High Yield Index- Global             -5.21

Lipper Inc.
                                                 AMEX Composite Index P                             2.37
                                                 AMEX Computer Tech IX P                          -35.12
                                                 AMEX Institutional IX P                          -18.11
                                                 AMEX Major Market IX P                            -7.58
                                                 Bse Sensex Index                                 -20.65
                                                 CAC 40: FFR IX P                                  -0.54
                                                 CD Rate 1 Month Index Tr                           6.54
                                                 CD Rate 3 Month Index Tr                           6.65
                                                 CD Rate 6 Month Index Tr                           6.79
                                                 Consumer Price Index                                N/A
                                                 COPNHGN SE:DKR IX P                               18.08
                                                 DAX:DM IX TR                                      -7.54
                                                 Domini 400 Social Index                          -14.38
                                                 Dow Jones 65 Comp Av P                             3.21
                                                 Dow Jones Ind Average P                           -6.18
                                                 Dow Jones Ind Dly Reinv                           -4.85
                                                 Dow Jones Ind Mth Reinv                           -4.69
                                                 Dow Jones Trans Av P                              -1.03
                                                 Dow Jones Trans Av Tr                              0.40
                                                 Dow Jones Util Av P                               45.45
                                                 Dow Jones Util Av Tr                              50.76
                                                 Ft/S&P Act Wld Ex US IX                          -15.18
                                                 Ft/S&P Actuaries Wld IX                          -12.23
                                                 FT-SE 100:Pd IX P                                -10.21
                                                 FT-SE Gold Mines IX                              -26.36
                                                 HANG SENG:HNG KNG $ IX P                         -11.00
                                                 Jakarta Composite Index                          -38.50
                                                 Jasdaq Index:Yen P                               -44.28
                                                 Klse Composite Index                             -16.33
                                                 Kospi Index                                      -50.92
                                                 Lehman 1-3 Govt/Cred Tr                            8.08
                                                 Lehman 1-3 Govt/Credit P                           1.48
                                                 Lehman Aggregate Bd P                              4.21
                                                 Lehman Aggregate Bd Tr                            11.63
                                                 Lehman Cr Bd Int P                                 2.02
                                                 Lehman Cr Bd Int Tr                                9.46
                                                 Lehman Govt Bd Int P                               3.79
                                                 Lehman Govt Bd Int Tr                             10.47
                                                 Lehman Govt Bd Long P                             12.60
                                                 Lehman Govt Bd Long Tr                            20.29
                                                 Lehman Govt Bd P                                   6.30
                                                 Lehman Govt Bd Tr                                 13.24
                                                 Lehman Govt/Cr Bd P                                4.63
                                                 Lehman Govt/Cr Bd Tr                              11.85
                                                 Lehman Govt/Cr Int P                               3.16
                                                 Lehman Govt/Cr Int Tr                             10.12

                                                 Lehman High Yield P                              -14.41
                                                 Lehman High Yield Tr                              -5.86
                                                 Lehman Muni 10 Yr IX P                             4.73
                                                 Lehman Muni 10 Yr IX Tr                           10.76
                                                 Lehman Muni 3 Yr IX P                              0.77
                                                 Lehman Muni 3 Yr IX Tr                             6.23
                                                 Lehman Muni 5 Yr IX Tr                             7.72
                                                 Lehman Muni Bond IX P                              5.82
                                                 Lehman Muni Bond IX Tr                            11.68
                                                 MADRID SE:PST IX P                               -12.68
                                                 MDAX GERMAN MC IX TR                              13.93
                                                 Merrill All CV EX ID IX                            3.50
                                                 Merrill Aus Govt IX TR                            13.28
                                                 MERRILL BRADY BD IX LA                            14.55
                                                 MERRILL EM BRADY BD IX                            25.84
                                                 MERRILL JAPAN GOVT IX TR                           2.29
                                                 Merrill Pan-Euro Govt IX                           0.56
                                                 ML 10+ Yr Treasury IX Tr                          20.19
                                                 ML 1-10 YR CORP BD IX P                            1.93
                                                 ML 1-10 YR CORP BD IX TR                           9.34
                                                 ML 1-3 Yr Muni IX P                                0.23
                                                 ML 1-3 Yr Muni IX Tr                               5.68
                                                 ML 1-3 Yr Treasury IX P                            1.53
                                                 ML 1-3 Yr Treasury IX Tr                           7.99
                                                 ML 1-5 Yr Gv/Cp Bd IX P                            2.16
                                                 ML 1-5 Yr Gv/Cp Bd IX Tr                           8.88
                                                 ML 15 Yr Mortgage IX P                             3.26
                                                 ML 15 Yr Mortgage IX Tr                           10.41
                                                 ML 1-5 Yr Treasury IX P                            2.28
                                                 ML 1-5 Yr Treasury IX Tr                           8.87
                                                 ML 3 MO T-Bill IX Tr                               6.18
                                                 ML 3-5 Yr Govt IX P                                3.99
                                                 ML 3-5 Yr Govt IX Tr                              10.76
                                                 ML 3-7 Yr Muni IX Tr                               8.24
                                                 ML Corp Master Index P                             1.47
                                                 ML Corp Master Index Tr                            9.13
                                                 ML CV BD SPEC QUAL IX P                          -21.96
                                                 ML CV BD SPEC QUAL IX TR                         -18.86
                                                 ML EMG MKT ASIA P IX                              -7.85
                                                 ML EMG MKT ASIA TR IX                              1.84
                                                 ML EMG MKT EU ME AFR P                            10.46
                                                 ML EMG MKT EU ME AFR TR                           21.28
                                                 ML EMG MKT LATIN AM P IX                           0.57
                                                 ML EMG MKT LATIN AM TR                            10.61
                                                 ML Glbl Govt Bond Inx P                           -2.43
                                                 ML Glbl Govt Bond Inx Tr                           2.79
                                                 ML Glbl Gv Bond IX II P                           -2.96
                                                 ML Glbl Gv Bond IX II Tr                           2.37
                                                 ML Global Bond Index P                            -1.06
                                                 ML Global Bond Index Tr                            5.00
                                                 ML Gov/ Corp Master IX T                          11.95
                                                 ML Govt Master Index P                             6.12
                                                 ML Govt Master Index Tr                           13.11
                                                 ML Govt/Corp Master IX P                           4.74
                                                 ML HIGH YLD MASTER 2  P                          -13.50
                                                 ML HIGH YLD MASTER 2  TR                          -5.12
                                                 ML High Yld Master IX P                          -13.35

                                                 ML High Yld Master IX Tr                          -3.79
                                                 ML Master Muni IX Tr                              17.15
                                                 ML Mortgage Master IX P                            3.63
                                                 ML Mortgage Master IX Tr                          11.28
                                                 ML Treasury Master IX P                            6.34
                                                 ML Treasury Master IX Tr                          13.37
                                                 ML US CP/GV 10+ YR IX P                            8.57
                                                 ML US CP/GV 10+ YR IX TR                          16.54
                                                 ML US DOM MASTER  IX P                             4.38
                                                 ML US DOM MASTER  IX TR                           11.73
                                                 MSCI AC Americas Free GD                         -11.90
                                                 MSCI AC Americas Free ID                         -12.95
                                                 MSCI AC Asia Fr-Ja IX GD                         -35.22
                                                 MSCI AC Asia Fr-Ja IX ID                         -36.30
                                                 MSCI AC Asia Pac - Ja GD                         -28.39
                                                 MSCI AC Asia Pac - Ja ID                         -29.75
                                                 MSCI AC Asia Pac Fr-J GD                         -29.97
                                                 MSCI AC Asia Pac Fr-J ID                         -31.40
                                                 MSCI AC Asia Pac IX GD                           -28.15
                                                 MSCI AC Asia Pac IX ID                           -28.91
                                                 MSCI AC Europe IX GD                              -8.87
                                                 MSCI AC Europe IX ID                             -10.37
                                                 MSCI AC Fe - Ja IX GD                            -33.98
                                                 MSCI AC Fe - Ja IX ID                            -34.99
                                                 MSCI AC Fe Free IX GD                            -29.96
                                                 MSCI AC Fe Free IX ID                            -30.58
                                                 MSCI AC Fe Fr-Ja IX GD                           -36.80
                                                 MSCI AC Fe Fr-Ja IX ID                           -37.88
                                                 MSCI AC Pac Fr-Jpn IX GD                         -30.73
                                                 MSCI AC Pac Fr-Jpn IX ID                         -32.19
                                                 MSCI AC Pacific IX ID                            -29.07
                                                 MSCI AC World Free IX GD                         -13.94
                                                 MSCI AC World Fr-USA GD                          -15.09
                                                 MSCI AC World Fr-USA ID                          -16.34
                                                 MSCI AC World IX GD                              -13.92
                                                 MSCI AC World IX ID                              -15.06
                                                 MSCI AC World-USA IX GD                          -15.03
                                                 MSCI AC Wrld Fr-Ja IX GD                         -11.93
                                                 MSCI AC Wrld Fr-Ja IX ID                         -13.18
                                                 MSCI AC Wrld-Ja IX GD                            -11.93
                                                 MSCI AC Wrld-Ja IX ID                            -13.18
                                                 MSCI Argentina IX GD                             -25.07
                                                 MSCI Argentina IX ID                             -26.08
                                                 MSCI Australia IX GD                              -9.09
                                                 MSCI Australia IX ID                             -11.95
                                                 MSCI Australia IX ND                              -9.95
                                                 MSCI Austria IX GD                               -11.46
                                                 MSCI Austria IX ID                               -13.43
                                                 MSCI Austria IX ND                               -11.96
                                                 MSCI Belgium IX GD                               -16.25
                                                 MSCI Belgium IX ID                               -18.60
                                                 MSCI Belgium IX ND                               -16.85
                                                 MSCI BRAZIL FREE IX GD                           -11.37
                                                 MSCI BRAZIL FREE IX ID                           -14.20
                                                 MSCI BRAZIL IX GD                                 -5.68
                                                 MSCI BRAZIL IX P                                  -8.65
                                                 MSCI Canada IX GD                                  5.64

                                                 MSCI Canada IX ID                                  4.42
                                                 MSCI Canada IX ND                                  5.34
                                                 MSCI Chile IX GD                                 -15.14
                                                 MSCI Chile IX ID                                 -16.98
                                                 MSCI China Free IX ID                            -32.19
                                                 MSCI Colombia IX GD                              -38.85
                                                 MSCI Colombia IX ID                              -41.19
                                                 MSCI Czech Rep IX GD                               1.62
                                                 MSCI Czech Rep IX ID                               0.71
                                                 MSCI Denmark IX GD                                 3.71
                                                 MSCI Denmark IX ID                                 2.66
                                                 MSCI Denmark IX ND                                 3.44
                                                 MSCI EAFE - JAPAN IX ND                           -8.94
                                                 MSCI EAFE - UK IX GD                             -14.81
                                                 MSCI EAFE - UK IX ID                             -15.88
                                                 MSCI EAFE - UK IX ND                             -15.07
                                                 MSCI EAFE + Canada IX GD                         -13.16
                                                 MSCI EAFE + Canada IX ID                         -14.40
                                                 MSCI EAFE + Canada IX ND                         -13.37
                                                 MSCI EAFE + Em IX GD                             -15.81
                                                 MSCI EAFE + EM IX ID                             -17.06
                                                 MSCI EAFE + EMF IX GD                            -15.88
                                                 MSCI EAFE + EMF IX ID                            -17.13
                                                 MSCI EAFE Fr IX ID                               -15.21
                                                 MSCI EAFE G IX ID                                -25.19
                                                 MSCI EAFE GDP Wt IX GD                           -15.30
                                                 MSCI EAFE GDP Wt IX ID                           -16.45
                                                 MSCI EAFE GDP Wt IX ND                           -15.53
                                                 MSCI EAFE GROWTH IX GD                           -24.40
                                                 MSCI EAFE IX GD                                  -13.96
                                                 MSCI EAFE IX ID                                  -15.21
                                                 MSCI EAFE IX ND                                  -14.17
                                                 MSCI EAFE V IX ID                                 -4.63
                                                 MSCI EAFE VALUE IX GD                             -2.82
                                                 MSCI EASEA IX GD                                  -8.68
                                                 MSCI EASEA IX ID                                 -10.26
                                                 MSCI EASEA IX ND                                  -8.94
                                                 MSCI Em Asia IX GD                               -38.60
                                                 MSCI Em Asia IX ID                               -39.32
                                                 MSCI Em Eur/Mid East GD                          -22.30
                                                 MSCI Em Eur/Mid East ID                          -23.38
                                                 MSCI Em Europe IX GD                             -34.64
                                                 MSCI Em Europe IX ID                             -35.31
                                                 MSCI Em Far East IX GD                           -41.08
                                                 MSCI Em Far East IX ID                           -41.76
                                                 MSCI Em IX GD                                    -28.84
                                                 MSCI Em IX ID                                    -30.00
                                                 MSCI Em Latin Am IX GD                           -14.00
                                                 MSCI Em Latin Am IX ID                           -15.92
                                                 MSCI EMF Asia IX GD                              -41.79
                                                 MSCI EMF Asia IX ID                              -42.55
                                                 MSCI EMF Far East IX GD                          -45.12
                                                 MSCI EMF Far East IX ID                          -45.84
                                                 MSCI EMF IX GD                                   -30.61
                                                 MSCI EMF IX ID                                   -31.80
                                                 MSCI EMF Latin Am IX GD                          -16.57
                                                 MSCI EMF Latin Am IX ID                          -18.38

                                                 MSCI Europe - UK IX GD                            -7.12
                                                 MSCI Europe - UK IX ID                            -8.43
                                                 MSCI Europe - UK IX ND                            -7.47
                                                 MSCI Europe GDP Wt IX ID                         -19.97
                                                 MSCI Europe IX GD                                 -8.14
                                                 MSCI Europe IX ID                                  2.36
                                                 MSCI Europe IX ND                                 -8.39
                                                 MSCI EUROPEAN GR IX GD                           -16.51
                                                 MSCI European Union GD                            -9.96
                                                 MSCI European Union ID                           -11.48
                                                 MSCI EUROPEAN VL IX GD                             0.06
                                                 MSCI Far East Free IX ID                         -27.60
                                                 MSCI Far East IX GD                              -27.00
                                                 MSCI Far East IX ID                              -27.60
                                                 MSCI Far East IX ND                              -27.09
                                                 MSCI Finland IX GD                               -14.01
                                                 MSCI Finland IX ID                               -14.71
                                                 MSCI Finland IX ND                               -14.21
                                                 MSCI France IX GD                                 -4.06
                                                 MSCI France IX ID                                 -5.05
                                                 MSCI France IX ND                                 -4.31
                                                 MSCI Germany IX GD                               -15.27
                                                 MSCI Germany IX ID                               -16.48
                                                 MSCI Germany IX ND                               -15.59
                                                 MSCI Greece IX GD                                -41.63
                                                 MSCI Greece IX ID                                -42.52
                                                 MSCI Hong Kong IX GD                             -14.74
                                                 MSCI Hong Kong IX ID                             -16.98
                                                 MSCI Hongkong IX ND                              -14.74
                                                 MSCI Hungary IX GD                               -26.80
                                                 MSCI Hungary IX ID                               -27.66
                                                 MSCI India IX GD                                 -21.74
                                                 MSCI India IX ID                                 -22.82
                                                 MSCI Indonesia IX GD                             -61.90
                                                 MSCI Indonesia IX ID                             -63.04
                                                 MSCI Ireland IX ID                               -14.32
                                                 MSCI Israel Dom IX ID                             13.79
                                                 MSCI Israel IX ID                                 24.75
                                                 MSCI Israel Non Dom Ixid                          46.48
                                                 MSCI Italy IX GD                                  -0.82
                                                 MSCI Italy IX ID                                  -2.70
                                                 MSCI Italy IX ND                                  -1.33
                                                 MSCI JAPAN GROWTH IX GD                          -42.98
                                                 MSCI Japan IX GD                                 -28.07
                                                 MSCI Japan IX ID                                 -28.54
                                                 MSCI Japan IX ND                                 -28.16
                                                 MSCI JAPAN VALUE IX GD                           -11.01
                                                 MSCI Jordan IX GD                                -23.18
                                                 MSCI Jordan IX ID                                -24.65
                                                 MSCI Kokusai IX GD                               -10.62
                                                 MSCI Kokusai IX ID                               -11.86
                                                 MSCI Kokusai IX ND                               -10.91
                                                 MSCI Korea IX GD                                 -49.62
                                                 MSCI Korea IX ID                                 -50.35
                                                 MSCI Luxembourg IX ID                              2.20
                                                 MSCI Malaysia IX GD                              -15.30
                                                 MSCI Malaysia IX ID                              -16.60

                                                 MSCI Mexico Free IX GD                           -20.49
                                                 MSCI Mexico Free IX ID                           -21.51
                                                 MSCI Mexico IX GD                                -20.49
                                                 MSCI Mexico IX ID                                -21.51
                                                 MSCI N American G IX ID                          -27.09
                                                 MSCI N American Vl IX ID                           1.93
                                                 MSCI Netherland IX GD                             -3.64
                                                 MSCI Netherland IX ID                             -5.41
                                                 MSCI Netherland IX ND                             -4.09
                                                 MSCI New Zealand IX GD                           -33.05
                                                 MSCI New Zealand IX ID                           -36.30
                                                 MSCI New Zealand IX ND                           -33.55
                                                 MSCI Nordic IX GD                                -14.69
                                                 MSCI Nordic IX ID                                -15.58
                                                 MSCI Nordic IX ND                                -14.94
                                                 MSCI Norway IX GD                                 -0.38
                                                 MSCI Norway IX ID                                 -2.40
                                                 MSCI Norway IX ND                                 -0.89
                                                 MSCI Nth Amer IX GD                              -11.76
                                                 MSCI Nth Amer IX ID                              -12.79
                                                 MSCI Nth Amer IX ND                              -12.06
                                                 MSCI Pac - Japan IX GD                           -15.19
                                                 MSCI Pac - Japan IX ID                           -17.48
                                                 MSCI Pac - Japan IX ND                           -15.56
                                                 MSCI PAC FREE GR IX GD                           -39.87
                                                 MSCI PAC FREE VL IX GD                            -9.01
                                                 MSCI PAC FR-JPN GR IX GD                         -28.38
                                                 MSCI PAC FR-JPN VL IX GD                           2.64
                                                 MSCI Pacific Free IX ID                          -26.41
                                                 MSCI Pacific Fr-Jpn ID                           -17.48
                                                 MSCI Pacific IX GD                               -25.64
                                                 MSCI Pacific IX ID                               -26.41
                                                 MSCI Pacific IX ND                               -25.78
                                                 MSCI Pakistan IX GD                              -11.87
                                                 MSCI Pakistan IX ID                              -13.78
                                                 MSCI Peru IX GD                                  -23.82
                                                 MSCI Peru IX ID                                  -26.72
                                                 MSCI Philippines Fr Ixgd                         -45.01
                                                 MSCI Philippines Fr Ixid                         -45.29
                                                 MSCI Philippines IX GD                           -42.06
                                                 MSCI Philippines IX ID                           -42.46
                                                 MSCI Portugal IX GD                               -9.90
                                                 MSCI Portugal IX ID                              -12.17
                                                 MSCI Russia IX GD                                -30.03
                                                 MSCI Russia IX ID                                -30.39
                                                 MSCI Sing/Mlysia IX GD                           -27.72
                                                 MSCI Sing/Mlysia IX ID                           -28.65
                                                 MSCI Sing/Mlysia IX ND                           -27.72
                                                 MSCI Singapore Fr IX GD                          -27.72
                                                 MSCI Singapore Fr IX ID                          -28.65
                                                 MSCI South Africa IX GD                          -17.19
                                                 MSCI South Africa IX ID                          -19.60
                                                 MSCI Spain IX GD                                 -15.54
                                                 MSCI Spain IX ID                                 -16.83
                                                 MSCI Spain IX ND                                 -15.86
                                                 MSCI Sri Lanka IX GD                             -40.73
                                                 MSCI Sri Lanka IX ID                             -43.91

                                                 MSCI Sweden IX GD                                -21.01
                                                 MSCI Sweden IX ID                                -21.94
                                                 MSCI Sweden IX ND                                -21.29
                                                 MSCI Swtzrlnd IX GD                                6.38
                                                 MSCI Swtzrlnd IX ID                                4.88
                                                 MSCI Swtzrlnd IX ND                                5.85
                                                 MSCI Taiwan IX GD                                -44.90
                                                 MSCI Taiwan IX ID                                -45.35
                                                 MSCI Thailand IX GD                              -52.60
                                                 MSCI Thailand IX ID                              -53.21
                                                 MSCI Turkey IX GD                                -45.65
                                                 MSCI Turkey IX ID                                -46.16
                                                 MSCI UK IX GD                                    -11.53
                                                 MSCI UK IX ID                                    -13.55
                                                 MSCI UK IX ND                                    -11.53
                                                 MSCI USA IX GD                                   -12.54
                                                 MSCI USA IX ID                                   -13.56
                                                 MSCI USA IX ND                                   -12.84
                                                 MSCI Venezuela IX GD                               4.47
                                                 MSCI Venezuela IX ID                               0.78
                                                 MSCI World - UK IX GD                            -13.11
                                                 MSCI World - UK IX ID                            -14.16
                                                 MSCI World - UK IX ND                            -13.40
                                                 MSCI World - USA IX GD                           -13.16
                                                 MSCI World - USA IX ID                           -14.40
                                                 MSCI World - USA IX ND                           -13.37
                                                 MSCI World Free IX ND                            -13.18
                                                 MSCI World GDP Wt IX ID                          -14.90
                                                 MSCI WORLD GROWTH IX ID                          -26.12
                                                 MSCI World IX Free ID                            -14.05
                                                 MSCI World IX GD                                 -12.92
                                                 MSCI World IX ID                                 -14.05
                                                 MSCI World IX ND                                 -13.18
                                                 MSCI WORLD VALUE IX ID                            -1.30
                                                 MSCI WORLD-USA GR IX GD                          -24.09
                                                 MSCI World-USA VL IX GD                           -1.59
                                                 MSCI Wrld - Austrl IX GD                         -12.97
                                                 MSCI Wrld - Austrl IX ID                         -14.08
                                                 MSCI Wrld - Austrl IX ND                         -13.22
                                                 MSCI WRLD EX USA SC ID                            -8.84
                                                 MSCI WRLD FINANCIALS GD                           10.62
                                                 MSCI WRLD FINANCIALS ID                            8.48
                                                 MSCI WRLD HEALTHCARE GD                           26.96
                                                 MSCI WRLD HEALTHCARE ID                           25.54
                                                 MSCI WRLD INFO TECH GD                           -41.69
                                                 MSCI WRLD INFO TECH ID                           -41.80
                                                 MSCI WRLD TECH HDWR GD                           -34.84
                                                 MSCI WRLD TECH HDWR ID                           -34.98
                                                 MSCI WRLD TELECOM GD                             -42.49
                                                 MSCI WRLD TELECOM ID                             -41.72
                                                 NASDAQ 100 IX P                                  -36.84
                                                 NASDAQ Bank IX P                                  14.67
                                                 NASDAQ Composite IX P                            -39.29
                                                 NASDAQ Industrial IX P                           -33.76
                                                 NASDAQ Insurance IX P                             15.67
                                                 NASDAQ Natl Mkt Cmp IX                           -39.27
                                                 NASDAQ Natl Mkt Ind IX                           -33.73

                                                 NASDAQ Transport IX P                             16.14
                                                 Nikkei 225 Avg:Yen P                             -27.19
                                                 NYSE Composite P                                   1.01
                                                 NYSE Finance IX P                                 25.23
                                                 NYSE Industrials IX P                             -3.01
                                                 NYSE Transportation IX                            -0.84
                                                 NYSE Utilities IX P                              -13.81
                                                 OSLO SE TOT:FMK IX P                              -1.68
                                                 Philippines Composite IX                         -30.26
                                                 PSE Technology IX P                              -16.22
                                                 Russell 1000 Grow IX Tr                          -22.42
                                                 Russell 1000 IX P                                 -8.84
                                                 Russell 1000 IX Tr                                -7.79
                                                 Russell 1000 Value IX Tr                           7.01
                                                 Russell 2000 Grow IX Tr                          -22.43
                                                 Russell 2000 IX P                                 -4.20
                                                 Russell 2000 IX Tr                                -3.02
                                                 Russell 2000 Value IX Tr                          22.83
                                                 Russell 3000 IX P                                 -8.52
                                                 Russell 3000 IX Tr                                -7.46
                                                 Russell Midcap G IX TR                           -11.75
                                                 Russell Midcap IX Tr                               8.25
                                                 Russell Midcap V  IX TR                           19.18
                                                 S & P 100 Index P                                -13.42
                                                 S & P 500 Daily Reinv                             -9.10
                                                 S & P 500 Index P                                -10.14
                                                 S & P 500 Mnthly Reinv                            -9.10
                                                 S & P 600 Index P                                 11.02
                                                 S & P 600 Index Tr                                11.80
                                                 S & P Financial IX P                              23.83
                                                 S & P Financial IX Tr                             26.08
                                                 S & P Industrial IX Tr                           -16.25
                                                 S & P Industrials P                              -17.05
                                                 S & P Midcap 400 IX P                             16.21
                                                 S & P Midcap 400 IX Tr                            17.50
                                                 S & P Transport Index P                           16.88
                                                 S & P Transport IX Tr                             18.52
                                                 S & P Utility Index P                             54.30
                                                 S & P Utility Index Tr                            59.67
                                                 S & P/Barra Growth IX Tr                         -22.08
                                                 S & P/BARRA MC G IX TR                             9.16
                                                 S & P/BARRA MC V IX TR                            27.84
                                                 S & P/BARRA SC G IX TR                             0.57
                                                 S & P/BARRA SC V IX TR                            20.86
                                                 S & P/Barra Value IX Tr                            6.08
                                                 SB Cr-Hdg Nn-US Wd IX Tr                           9.64
                                                 SB Cr-Hdg Wd Gv Bd IX Tr                          10.67
                                                 SB Non-US Wd Gv Bd IX Tr                          -2.63
                                                 SB Wd Gv Bd:Austrl IX Tr                          -3.71
                                                 SB Wd Gv Bd:Germny IX Tr                           0.51
                                                 SB Wd Gv Bd:Japan IX Tr                           -8.47
                                                 SB Wd Gv Bd:UK IX Tr                               1.02
                                                 SB Wd Gv Bd:US IX Tr                              13.48
                                                 SB World Govt Bond IX Tr                           1.59
                                                 SB World Money Mkt IX Tr                          -2.74
                                                 Straits Times Index                              -22.08
                                                 SWISS PERF:SFR IX TR                              11.91

                                                 TAIWAN SE:T$ IX P                                -46.04
                                                 T-Bill 1 Year Index Tr                             5.96
                                                 T-Bill 3 Month Index Tr                            5.99
                                                 T-Bill 6 Month Index Tr                            6.08
                                                 Thailand Set Index                               -44.14
                                                 TOKYO 2ND SCT:YEN IX P                           -25.80
                                                 TOKYO SE(TOPIX):YEN IX P                         -25.46
                                                 TORONTO 300:C$ IX P                                6.18
                                                 TORONTO SE 35:C$ IX P                             17.62
                                                 Value Line Cmp IX-Arth                             9.65
                                                 Value Line Cmp IX-Geom                            -8.72
                                                 Value Line Industrl IX                            -9.41
                                                 Value Line Railroad IX                             9.65
                                                 Value Line Utilties IX                            10.30

The National Association of Real Estate
Investment Trust:

                                                 Real Estate Investment Trust Index                26.36

Each Russell Index listed above is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

*in U.S. currency

                         LIBERTY TAX-MANAGED VALUE FUND
                        A SERIES OF LIBERTY FUNDS TRUST I
                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2001

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Liberty Tax-Managed Value Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated March 1, 2001. This SAI should be read together with a Prospectus and the Fund's most recent Annual Report dated October 31, 2000. Investors may obtain a free copy of a Prospectus and Annual Report from Liberty Funds Distributor, Inc.
(LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in the Fund's October 31, 2000 Annual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectuses.

TABLE OF CONTENTS

   PART 1                                                                   PAGE
   Definitions                                                                b
   Organization and History                                                   b
   Investment Goals and Policies                                              b
   Fundamental Investment Policies                                            c
   Other Investment Policies                                                  c
   Portfolio Turnover                                                         c
   Fund Charges and Expenses                                                  c
   Investment Performance                                                     i
   Custodian                                                                  i
   Independent Accountants                                                    i
   Management of the Fund                                                     j


   PART 2

   Miscellaneous Investment Practices                                         1
   Taxes                                                                     11
   Management of the Funds                                                   14
   Determination of Net Asset Value                                          20
   How to Buy Shares                                                         21
   Special Purchase Programs/Investor Services                               22
   Programs for Reducing or Eliminating Sales Charges                        23
   How to Sell Shares                                                        25
   Distributions                                                             26
   How to Exchange Shares                                                    26
   Suspension of Redemptions                                                 27
   Shareholder Liability                                                     27
   Shareholder Meetings                                                      27
   Performance Measures                                                      28
   Appendix I                                                                30
   Appendix II                                                               35

708-161100F-0201

                                     PART 1
                         LIBERTY TAX-MANAGED VALUE FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2001

DEFINITIONS

         "Trust"           Liberty Funds Trust I
         "Fund"            Liberty Tax-Managed Value Fund
         "Advisor"         Stein Roe & Farnham Incorporated, the Fund's
                           investment advisor
         "Administrator"   Colonial Management Associates, Inc., the Fund's
                           administrator
         "LFD"             Liberty Funds Distributor, Inc., the Fund's
                           distributor
         "LFS"             Liberty Funds Services, Inc., the Fund's investor
                           services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1985. The Fund, a diversified series of the Trust, commenced investment operations on June 1, 1999, and represents the entire interest in a separate series of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

On November 1, 2000, Liberty Financial Companies, Inc. (Liberty Financial), an intermediate parent of the advisor, announced that it had retained CS First Boston to help explore strategic alternatives, including the possible sale of Liberty Financial. Effective July 14, 2000, the Fund changed its name from Stein Roe Advisor Tax-Managed Value Fund to its current name. Effective April 1, 1999, the Trust changed its name from "Colonial Trust I" to its current name.

INVESTMENT GOALS AND POLICIES
The Fund's Prospectuses describe its investment goals and investment strategies and risks. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Fund:

         Foreign Securities
         Repurchase Agreements
         Money Market Instruments
         Securities Loans
         Options on Securities
         Future Contracts and Related Options
         Foreign Currency Transactions
         Rule 144A Securities

Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.


                                       b

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (1940 Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

As fundamental investment policies, the Fund may:

1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;
2. Only own real estate acquired as a result of owning securities and not more than 5% of total assets;
3. Not invest in commodities, except that the Fund may purchase and sell futures contracts and related options to the extent that total initial margin and premiums on the contracts do not exceed 5% of its total assets;
4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act;
5. Underwrite securities issued by others only when disposing of portfolio securities;
6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and
7. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and
3.       Invest more than 15% of its net assets in illiquid assets.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the 1940 Act diversification requirement, an issuer is the entity whose revenues support the security.

PORTFOLIO TURNOVER

High portfolio turnover may cause the Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Fund seeks to maintain a low portfolio turnover rate as one of its investment strategies.

FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund, at the annual rate of 0.80%.


                                       c

Under the Fund's administration agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.20% of the average daily net assets and, under a separate pricing and bookkeeping agreement, a monthly fee of $2,250 plus the following percentages of the Fund's average daily net assets over $50 million:

                  0.035% annually on the next $950 million
                  0.025% annually on the next $1 billion
                  0.015% annually on the next $1 billion
                  0.001% annually on the excess over $3 billion

Under the Fund's shareholders' servicing and transfer agency agreement, the Fund pays LFS a monthly fee at the annual rate of 0.07% of the average daily closing value of the Fund's respective total net assets for such month. In addition to this compensation, the Fund pays LFS the following fees:

1. A transaction fee of $1.18 per transaction occurring in Fund accounts during any month; PLUS
2. An account fee for open accounts of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS
3. An account fee for closed accounts of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS
4.       The Fund's allocated share of LFS reimbursement out-of-pocket expenses.

RECENT FEES PAID TO THE ADVISOR, ADMINISTRATOR, LFD AND LFS (dollars in thousands)

                                                                             Period June 1, 1999
                                                                         (commencement of investment
                                                                                 operations)
                                              Year ended October 31,         through October 31,
                                                       2000                          1999
                                                       ----                          ----
Management fee                                         $375                          $50
Administration fee                                       93                           13
Bookkeeping fee                                          27                           11
Shareholder service and transfer agent fee               95                           15
12b-1 fees:
  Service fee (Class A)                                  26                            3
  Service fee (Class B)                                  74                           10
  Service fee (Class C)                                  17                            3
  Distribution fee (Class A)                              5                            1
  Distribution fee (Class B)                            221                           21
  Distribution fee (Class C)                             49                            5
Fees or expenses waived or borne by                      (2)                         (89)
   the Advisor/Administrator

BROKERAGE COMMISSIONS (dollars in thousands)

                                                                             Period June 1, 1999
                                                                         (commencement of investment
                                                                                 operations)
                                              Year ended October 31,         through October 31,
                                                       2000                          1999
                                                       ----                          ----
Total commissions                                      $126                           $39
Directed transactions (a)                                 0                             0
Commissions on directed transactions                      0                             0
Commissions paid to AlphaTrade Inc.                      35                            17

(a) See "Management of the Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI.


                                       d

TRUSTEES AND TRUSTEES' FEES

For the fiscal year ended October 31, 2000 and the calendar year ended December 31, 2000, the Trustees received the following compensation for serving as Trustees (b):

                                                                      Total Compensation From the Liberty Fund
                                  Aggregate Compensation from the       Complex Paid to the Trustees for the
                                  Fund for the Fiscal Year Ended                Calendar Year Ended
Trustee                                   October 31, 2000                      December 31, 2000(c)
-------                                   ----------------                      --------------------
Robert J. Birnbaum (d)                         $  49                                      $0
Tom Bleasdale (e)                                692(f)                              106,000(f)
John V. Carberry (g)                             N/A                                     N/A
Lora S. Collins (e)                              621                                  96,000
James E. Grinnell (e)                            661                                 102,000
Douglas A. Hacker (h)                              0                                       0
Janet Langford Kelly (h)                           0                                       0
Richard W. Lowry                                 641                                  99,000
Salvatore Macera                                 636                                  98,000
William E. Mayer                                 647                                 100,000
James L. Moody, Jr. (e)                          686(i)                              105,000(i)
Charles R. Nelson (h)                              0                                       0
John J. Neuhauser                                655                                 101,210
Joseph R. Palombo (j)                            N/A                                     N/A
Thomas E. Stitzel                                628                                  97,000
Robert L. Sullivan (k)                           257                                  34,033
Thomas C. Theobald (h)                             0                                       0
Anne-Lee Verville                                616(l)                               94,667(l)

(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(c) At December 31, 2000, the complex consisted of 49 open-end and 9 closed-end management investment portfolios in the Liberty Funds Group
         - Boston (Liberty Funds) and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Liberty Fund Complex).
(d) Retired as Trustee of the Trust and the Liberty Fund Complex on December 31, 1999.
(e) Resigned as Trustee of the Trust and the Liberty Fund Complex on December 27, 2000.
(f) For the fiscal year ended October 31, 2000, compensation includes $327 payable in later years as deferred compensation. For the calendar year ended December 31, 2000, compensation includes $52,000 payable in later years as deferred compensation.
(g) Resigned as Trustee of the Trust and the Liberty Fund Complex on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and employee of Liberty Financial.
(h)      Elected by the shareholders of the Fund on December 27, 2000.
(i) Total compensation of $686 for the fiscal year ended October 31, 2000, was paid on January 31, 2001. Total compensation of $105,000 for the calendar year ended December 31, 2000, was paid on January 31, 2001.
(j) Elected by the Trustees of the Liberty Fund Complex on August 23, 2000. Elected by the shareholders of the Fund on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of the Administrator.
(k) Retired as Trustee of the Trust and the Liberty Fund Complex on April 20, 2000.
(l) Total compensation of $616 for the fiscal year ended October 31, 2000, will be payable in later years as deferred compensation. Total compensation of $94,667 for the calendar year ended December 31, 2000, will be payable in later years as deferred compensation.


                                       e

The following table sets forth the compensation paid to Ms. Kelly and Messrs. Hacker, Nelson and Theobald in their capacities as Trustees or Managers of the Stein Roe Fund Complex (m):

                                    Total Compensation from the Stein Roe
                                  Fund Complex Paid to the Trustees for the
  Trustee                           Calendar Year Ended December 31, 2000
  -------                           -------------------------------------
  Douglas A. Hacker                               $98,100
  Janet Langford Kelly                             93,600
  Charles R. Nelson                                98,100
  Thomas C. Theobald                               98,100

(m) As of December 31, 2000, the Stein Roe Fund Complex consisted of the Liberty Floating Rate Fund, the Stein Roe Floating Rate Limited Liability Company, Liberty-Stein Roe Institutional Floating Rate Income Fund, and the following open-end mutual funds: 4 series of Liberty-Stein Roe Funds Income Trust, 4 series of Liberty-Stein Roe Funds Municipal Trust, 12 series of Liberty-Stein Roe Funds Investment Trust, 4 series of Liberty-Stein Roe Advisor Trust, 1 series of Stein Roe Trust, 12 portfolios of SR&F Base Trust, and 5 series of SteinRoe Variable Investment Trust.

As of the shareholder meeting on December 27, 2000, the Liberty Fund Complex and the Stein Roe Fund Complex were merged into one Fund Complex. Effective on December 27, 2000, the Trustees serve as Trustees for all the Funds in both the Liberty Fund Complex and the Stein Roe Fund Complex.

For the calendar year ended December 31, 2000, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds):

                                Total Compensation from Liberty
                                All-Star Funds for the Calendar
Trustee                         Year Ended December 31, 2000(n)
-------                         -------------------------------
Robert J. Birnbaum                         $25,000
John V. Carberry (o)                           N/A
James E. Grinnell                           25,000
Richard W. Lowry                            25,000
William E. Mayer                            25,000
John J. Neuhauser                           25,000
Joseph R. Palombo (p)                          N/A

(n) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).
(o) Resigned as Trustee and Director of the Liberty All-Star Funds on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and Director and employee of Liberty Financial.
(p) Elected by the Trustees and Directors of the Liberty All-Star Funds on October 25, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and Director and employee of the Administrator.

OWNERSHIP OF THE FUND

As of record on January 31, 2001, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of the Fund.


                                       f

As of record on January 31, 2001, the following shareholders owned 5% or more of one or more of each class of the Fund's then outstanding shares.

Class A Shares

Merrill Lynch Pierce Fenner & Smith                                        6.39%
for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484

Class C Shares

Merrill Lynch Pierce Fenner & Smith                                        9.87%
for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484

Class Z Shares

Colonial Management Associates, Inc.                                     100.00%
Attn: Finance Dept.
One Financial Center
Boston, MA 02111

As of record on January 31, 2001, there was 593 Class A, 2,666 Class B, 486 Class C and 1 Class Z record holders of the Fund.


SALES CHARGES (dollars in thousands)

                                                                           Class A Shares
                                                                           --------------
                                                         Year ended October 31,      Period ended October 31,
                                                                  2000                         1999
                                                                  ----                         ----
Aggregate initial sales charges on Fund share sales               $717                        $1,400
Initial sales charges retained by LFD                               19                             0

                                                                           Class B Shares
                                                                           --------------
                                                         Year ended October 31,       Period ended October 31,
                                                                  2000                         1999
                                                                  ----                         ----
Aggregate contingent deferred sales charges (CDSC)
 on Fund redemptions retained by LFD                              $59                           $1

                                                                           Class C Shares
                                                                           --------------
                                                         Year ended October 31,      Period ended October 31,
                                                                  2000                         1999
                                                                  ----                         ----
Aggregate CDSC on Fund redemptions retained by LFD                 $5                          (q)


(q)      Rounds to less than one.


                                       g

12b-1 PLAN, CDSC AND CONVERSION OF SHARES

The Fund offers four classes of shares - Class A, Class B, Class C and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each Class except Class Z. Under the Plan, the Fund pays LFD monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to Class A, Class B and Class C shares. The Fund also pays LFD monthly a distribution fee at the annual rate of 0.05% of the average daily net assets attributed to Class A shares and at an annual rate of 0.75% of the average daily net assets attributed to Class B and Class C shares. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms
(FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of LFD's expenses, LFD may realize a profit from the fees. The Plan authorizes any other payments by the Fund to LFD and its affiliates (including the Advisor and the Administrator) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of the Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee. See a Prospectus for a description of the different programs.

SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Fund were:

                                                             Year Ended October 31, 2000
                                                             ---------------------------
                                                        Class A         Class B        Class C
                                                        -------         -------        -------
Fees to FSFs                                              $30            $1,843          $46
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                42               165           32
Allocated travel, entertainment and other
promotional expenses (including advertising)               43               169           33


                                       h

INVESTMENT PERFORMANCE

The Fund's Class A, Class B, Class C and Class Z share average annual total returns at October 31, 2000 were:

                                                                    Class A Shares
                                                                    --------------
                                                                             Period June 1, 1999
                                                                   (commencement of investment operations)
                                              1 Year                       through October 31, 2000
                                              ------                       ------------------------
With sales charge of 5.75% (r)                1.07%                                (7.45)%
Without sales charge (r)                      7.24%                                (3.50)%

                                                                    Class B Shares
                                                                    --------------
                                                                             Period June 1, 1999
                                                                   (commencement of investment operations)
                                              1 Year                       through October 31, 2000
                                              ------                       ------------------------
With applicable CDSC (r)                      1.50%                                 (6.88)% (4.00% CDSC)
Without CDSC (r)                              6.50%                                 (4.15)%

                                                                    Class C Shares
                                                                    --------------
                                                                             Period June 1, 1999
                                                                   (commencement of investment operations)
                                              1 Year                       through October 31, 2000
                                              ------                       ------------------------
With applicable CDSC (r)                      5.50%                                 (4.15)% (No CDSC)
Without CDSC (r)                              6.50%                                 (4.15)%

                                                                    Class Z Shares
                                                                    --------------
                                                                             Period June 1, 1999
                                                                   (commencement of investment operations)
                                              1 Year                       through October 31, 2000
                                              ------                       ------------------------
                                              7.32%                                (3.38)%

(r) Performance results reflect any voluntary waiver or reimbursement by the Advisor, the Administrator and/or their affiliates of class expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See a Prospectus for details.

See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN

The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017-2070, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, Massachusetts 02110-2624, are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The Financial Statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

The Advisor is an indirect wholly-owned subsidiary of Liberty Financial, which in turn is a direct majority-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.

Under its Management Agreement with the Fund, the Advisor provides the Fund with discretionary investment services. Specifically, the Advisor is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment goals, program, and restrictions as provided in the Fund's Prospectuses and this SAI. The Advisor is also responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions (see "Portfolio Transactions" below). The Management Agreement provides for the payment to the Advisor of the fee described in the Prospectuses.

The Advisor and its predecessor have been providing investment advisory services since 1932. The Advisor acts as investment advisor to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations and other institutional investors.

The directors of the Advisor are C. Allen Merritt, Jr., Stephen E. Gibson, Joseph R. Palombo and J. Andrew Hilbert. Mr. Merritt is Chief Operating Officer of Liberty Financial; Mr. Gibson is President of the Advisor's Mutual Funds division, Mr. Palombo is Chief Operations Officer of Mutual Funds of Liberty Financial and Mr. Hilbert is Chief Financial Officer - Finance and Administration of Liberty Financial. The business address of Mr. Merritt and Mr. Hilbert is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Mr. Gibson and Mr. Palombo is One Financial Center, Boston, Massachusetts 02111-2624.

Under the Management Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or in connection with the matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

See Part 2 of this SAI, "Management of the Funds" for information about the trustees and officers of the Fund.

FUND TRANSACTIONS

The Advisor places the orders for the purchase and sale of the Fund's portfolio securities and options and futures contracts. The Advisor's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Advisor's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Advisor's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Advisor's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Advisor's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Advisor, and reports are made annually to the Board of Trustees of the Fund.

With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Fund, the Advisor often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services,


                                       j
and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Advisor uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Fund, to such brokers or dealers to ensure the continued receipt of research products or services that the Advisor feels are useful. In certain instances, the Advisor receives from brokers and dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Advisor makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Advisor (without prior agreement or understanding, as noted above) through transaction charges generated by transactions by clients (including the Fund), while the portions of the costs attributable to non-research usage of such products or services is paid by the Advisor in cash. No person acting on behalf of the Fund is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Advisor and not all such research products or services are used in connection with the management of the Fund.

With respect to the Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Advisor may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Advisor's attention, including investment research related to the security and provided to the Fund. The Fund has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for the Fund's portfolio securities held by the Fund. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of Fair Practice of the National Association of Securities Dealers.

The Advisor may use the services of AlphaTrade Inc. (ATI), a registered broker-dealer subsidiary of the Administrator, when buying or selling equity securities for the Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions the Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the Fund, and will use a clearing broker to settle trades.

The Trustees have the authority to convert the Fund to a master fund/feeder fund structure. Under this structure, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with the Fund, the Administrator provides certain administrative services including: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Fund and for performing the administrative functions herein set forth; (ii) arranging, if desired by the Trust, for Directors, officers and employees of the Administrator to serve as Trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law; (iii) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (iv) coordinating and overseeing the activities of the Fund's other third-party service providers; (v) maintaining certain books and records of the Fund; and (vi) monitoring the tax-efficiency of the Fund. The Administration Agreement has a one year term. The Administrator is paid a monthly fee at the annual rate of average daily net assets set forth in the Prospectuses. The Administrator and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. Officers of the Trust who are also officers of the Administrator or its affiliates will benefit from the administration fees, sales commissions and other fees paid or allowed by the Trust.


                                       k

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI and Liberty Funds Trust VII. In certain cases, the discussion applies to some, but not all of the funds, and you should refer to your Fund's Prospectus and to Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

PART 1 OF THIS SAI LISTS ON PAGE b WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND.

SHORT-TERM TRADING

In seeking the fund's investment objective, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the fund may have owned the security. From time to time, the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the fund's portfolio.

SHORT SALES

A fund's short sales are subject to special risks. A short sale involves the sale by the fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the fund borrows the security from a third party. The fund is then obligated to return the security to the third party, so the fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund.

LOWER-RATED DEBT SECURITIES

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the fund's achievement of its investment objective; and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

FOREIGN SECURITIES

The fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxation" below.

OTHER INVESTMENT COMPANIES

The fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

ZERO COUPON SECURITIES (ZEROS)

The fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)

The fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSITS are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.

SECURITIES LOANS

The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the fund from the transaction.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the fund may incur a loss.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the fund's investment objective and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The fund may enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.

Successful use of index futures by the fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

PARTICIPATION INTERESTS

The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When the fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

TAXES

In this section, all discussions of taxation at the shareholder and Fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

FEDERAL TAXES. The fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and fund distributions would generally be taxable as ordinary dividend income to the shareholders.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.

FUND DISTRIBUTIONS. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.

Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a fund's net asset value also reflects unrealized losses.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 20% tax rate for shareholders who are individuals) regardless of the length of time fund shares are held.

A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

SALES OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that the fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities) and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.

HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In such cases, the fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement , as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the fund in certain "passive foreign investment companies" could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return.

MANAGEMENT OF THE FUNDS (IN THIS SECTION, AND THE FOLLOWING SECTIONS ENTITLED "TRUSTEES AND OFFICERS," "THE MANAGEMENT AGREEMENT," "ADMINISTRATION AGREEMENT," "THE PRICING AND BOOKKEEPING AGREEMENT," "PORTFOLIO TRANSACTIONS," "INVESTMENT DECISIONS," AND "BROKERAGE AND RESEARCH SERVICES," THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC.) The Advisor is the investment advisor to each of the funds (except for Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Newport Global Equity Fund, Liberty Tax-Managed Value Fund, Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund - see Part I of each Fund's respective SAI for a description of the investment advisor). The Advisor is a subsidiary of Liberty Funds Group LLC
(LFG), One Financial Center, Boston, MA 02111. LFG is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

Name and Address                Age       Position with Fund     Principal Occupation During Past Five Years
----------------                ---       ------------------     -------------------------------------------
Douglas A. Hacker               44        Trustee                Executive Vice President and Chief Financial Officer of
P.O. Box 66100                                                   UAL, Inc. (airline) since July, 1999; Senior Vice
Chicago, IL 60666                                                President and Chief Financial Officer of UAL, Inc. prior
                                                                 thereto.

Janet Langford Kelly            42        Trustee                Executive Vice President-Corporate Development, General
One Kellogg Square                                               Counsel, and Secretary, Kellogg Company (food, beverage
Battle Creek, MI 49016                                           and tobacco manufacturer), since September, 1999; Senior
                                                                 Vice President, Secretary and General Counsel, Sara Lee
                                                                 Corporation (branded, packaged, consumer-products
                                                                 manufacturer) prior thereto.

Richard W. Lowry                64        Trustee                Private Investor since August, 1987 (formerly Chairman
10701 Charleston Drive                                           and Chief Executive Officer, U.S. Plywood Corporation
Vero Beach, FL 32963                                             (building products manufacturer)).

Salvatore Macera                69        Trustee                Private Investor since 1981 (formerly Executive Vice
26 Little Neck Lane                                              President and Director of Itek Corporation (electronics)
New Seabury, MA  02649                                           from 1975 to 1981).

William E. Mayer*               60        Trustee                Managing Partner, Park Avenue Equity Partners (venture
500 Park Avenue, 5th Floor                                       capital) since 1998 (formerly Founding Partner,
New York, NY 10022                                               Development Capital LLC from 1996 to 1998; Dean and
                                                                 Professor, College of Business and Management, University of
                                                                 Maryland from October, 1992 to November, 1996); Director,
                                                                 Johns Manville (building products manufacturer); Director,
                                                                 Lee Enterprises (print and on-line media); Director, WR
                                                                 Hambrecht & Co. (financial service provider); Director,
                                                                 Systech Retail Systems (retail industry technology provider)).

Charles R. Nelson               57        Trustee                Van Voorhis Professor, Department of Economics,
Department of Economics                                          University of Washington; consultant on economic and
University of Washington                                         statistical matters.
Seattle, WA 98195

John J. Neuhauser               57        Trustee                Academic Vice President and Dean of Faculties since
84 College Road                                                  August, 1999, Boston College (formerly Dean, Boston
Chestnut Hill, MA 02467-3838                                     College School of Management from September, 1977 to
                                                                 September, 1999).

Joseph R. Palombo*              47        Trustee and            Chief Operations Officer of Mutual Funds, Liberty
One Financial Center                      Chairman of the        Financial since August, 2000; Executive Vice President
Boston, MA 02111                          Board                  and Director of the Advisor since April, 1999; Executive
                                                                 Vice President and Chief Administrative Officer of LFG since
                                                                 April, 1999; Director of Stein Roe & Farnham Incorporated
                                                                 (Stein Roe) since September 1, 2000; Trustee and Chairman of the Board of the Stein Roe Mutual Funds since October, 2000;
                                                                 Manager of Stein Roe Floating Rate Limited Liability Company
                                                                 since October, 2000 (formerly Vice President of the Funds
                                                                 from April, 1999 to August, 2000 and Chief Operating
                                                                 Officer, Putnam Mutual Funds from 1994 to 1998).

Thomas E. Stitzel               64        Trustee                Business Consultant since 1999 (formerly Professor of
2208 Tawny Woods Place                                           Finance from 1975 to 1999 and Dean from 1977 to 1991,
Boise, ID  83706                                                 College of Business, Boise State University); Chartered
                                                                 Financial Analyst.

Thomas C. Theobald              62        Trustee                Managing Director, William Blair Capital Partners
Suite 1300                                                       (private equity investing) since 1994; (formerly Chief
222 West Adams Street                                            Executive Officer and Chairman of the Board of Directors,
Chicago, IL 60606                                                Continental Bank Corporation); Director of Xerox
                                                                 Corporation (business products and services), Anixter
                                                                 International (network support equipment distributor), Jones
                                                                 Lang LaSalle (real estate management services) and MONY
                                                                 Group (life insurance).

Anne-Lee Verville               55        Trustee                Consultant since 1997 (formerly General Manager, Global
359 Stickney Hill Road                                           Education Industry from 1994 to 1997, and President,
Hopkinton, NH  03229                                             Applications Solutions Division from 1991 to 1994, IBM
                                                                 Corporation (global education and global applications)).

J. Kevin Connaughton            36        Treasurer              Treasurer of the Stein Roe Mutual Funds since February,
One Financial Center                                             2001 (formerly Controller from February, 1998 to May,
Boston, MA 02111                                                 2000); Treasurer of the Liberty Funds and of the Liberty
                                                                 All-Star Funds since December, 2000 (formerly Controller and
                                                                 Chief Accounting Officer of the Funds from February, 1998 to
                                                                 October, 2000); Vice President of the Advisor since
                                                                 February, 1998 (formerly Senior Tax Manager, Coopers &
                                                                 Lybrand, LLP from April, 1996 to January, 1998; Vice
                                                                 President, 440 Financial Group/First Data Investor Services
                                                                 Group from March, 1994 to April, 1996).

Michael G. Clarke               31        Controller             Controller of the Liberty Funds and of the Liberty
One Financial Center                                             All-Star Funds since December, 2000; Assistant Vice
Boston, MA 02111                                                 President of the Advisor since August, 1999; Assistant
                                                                 Vice President of LFG since April, 2000 (formerly Audit
                                                                 Manager from May, 1997 to August, 1999, Audit Senior
                                                                 Accountant from September, 1995 to May, 1997).

Stephen E. Gibson               47        President              President of the Liberty Funds since June, 1998;
One Financial Center                                             President of Stein Roe Mutual Funds since November, 1999;
Boston, MA 02111                                                 Chairman of the Board since July, 1998, Chief Executive
                                                                 Officer and President since December, 1996 and Director,
                                                                 since July, 1996 of the Advisor (formerly Executive Vice
                                                                 President from July, 1996 to December, 1996); Director,
                                                                 Chief Executive Officer and President of LFG since December,
                                                                 1998 (formerly Director, Chief Executive Officer and
                                                                 President of The Colonial Group, Inc. (TCG) from December,
                                                                 1996 to December, 1998); Director since September 1, 2000,
                                                                 President and Vice Chairman of Stein Roe since January, 2000
                                                                 (formerly Assistant Chairman from August, 1998 to January,
                                                                 2000) (formerly Managing Director of Marketing of Putnam
                                                                 Investments from June, 1992 to July, 1996).

William J. Ballou               35        Secretary              Secretary of the Liberty Funds and of the Liberty
One Financial Center                                             All-Star Funds since October, 2000 (formerly Assistant
Boston, MA 02111                                                 Secretary from October, 1997 to October, 2000); Secretary
                                                                 of the Stein Roe Mutual Funds since February, 2001 (formerly
                                                                 Assistant Secretary from May, 2000 to February, 2001); Vice
                                                                 President, Assistant Secretary and Counsel of the Advisor
                                                                 since October, 1997; Vice President and Counsel since April,
                                                                 2000; Assistant Secretary since December, 1998 of LFG and
                                                                 Assistant Secretary of Stein Roe since January, 2001
                                                                 (formerly Associate Counsel, Massachusetts Financial
                                                                 Services Company from May, 1995 to September, 1997).

Kevin M. Carome                 44        Executive Vice         Executive Vice President of Liberty Funds and of the
600 Atlantic Avenue                       President              Liberty All-Star Funds since October, 2000; Executive
Boston, MA 02210                                                 Vice President of the Stein Roe Mutual Funds since May,
                                                                 1999 (formerly Vice President from April, 1998 to May, 1999,
                                                                 Assistant Secretary from April, 1998 to February, 2000 and
                                                                 Secretary from February, 2000 to May, 2000); Chief Legal
                                                                 Officer of Liberty Financial since August, 2000; Senior Vice
                                                                 President, Legal since January, 1999 of LFG; Executive Vice
                                                                 President and Assistant Secretary of Stein Roe since
                                                                 January, 2001 (formerly General Counsel and Secretary of
                                                                 Stein Roe from January, 1998 to December, 1999); (formerly
                                                                 Vice President and Associate General Counsel of Liberty
                                                                 Financial from August, 1993 to December, 1998).


* A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the fund or the Advisor.

The business address of the officers of each fund is One Financial Center, Boston, MA 02111.

The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees are divided equally among the funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 63 open-end and 9 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the funds into a master fund/feeder fund structure. Under this structure, a fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objectives, policies and restrictions as the fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

THE MANAGEMENT AGREEMENT (THIS SECTION DOES NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL EQUITY FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND OR LIBERTY NEWPORT ASIA PACIFIC FUND)

Under a Management Agreement (Agreement), the Advisor has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFD pays the cost of printing and distributing all other Prospectuses.

ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL EQUITY FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND AND LIBERTY NEWPORT ASIA PACIFIC FUND AND THEIR RESPECTIVE TRUSTS).

Under an Administration Agreement with each fund named above, the Advisor, in its capacity as the Administrator to each fund, has contracted to perform the following administrative services:

         (a)      providing office space, equipment and clerical personnel;

         (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each fund;

         (c) preparing and, if applicable, filing all documents required for compliance by each fund with applicable laws and regulations;

         (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

         (e) coordinating and overseeing the activities of each fund's other third-party service providers; and

         (f)      maintaining certain books and records of each fund.

With respect to Liberty Money Market Fund and Liberty Municipal Money Market Fund, the Administration Agreement for these funds provides for the following services in addition to the services referenced above:

         (g) Monitoring compliance by the fund with Rule 2a-7 under the (1940 Act and reporting to the Trustees from time to time with respect thereto; and

         (h)      Monitoring the investments and operations of the following
                  Portfolios: SR&F Municipal Money Market Portfolio (Municipal Money Market Portfolio) in which Liberty Municipal Money Market Fund is invested; and SR&F Cash Reserves Portfolio in which Liberty Money Market Fund is invested.

The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

THE PRICING AND BOOKKEEPING AGREEMENT
The Advisor provides pricing and bookkeeping services to each fund pursuant to a Pricing and Bookkeeping Agreement. The Advisor, in its capacity as the Administrator to each of Liberty Money Market Fund and Liberty Municipal Money Market Fund, is paid an annual fee of $18,000, plus 0.0233% of average daily net assets in excess of $50 million. For each of the other funds (except for Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific
Fund), the Advisor is paid monthly a fee of $2,250 by each fund, plus a monthly percentage fee based on net assets of the fund equal to the following:

                    1/12 of 0.000% of the first $50 million;
                    1/12 of 0.035% of the next $950 million;
                    1/12 of 0.025% of the next $1 billion;
                    1/12 of 0.015% of the next $1 billion; and 1/12 of 0.001% on the excess over $3 billion

The Advisor provides pricing and bookkeeping services to Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund for an annual fee of $27,000, plus 0.035% of each fund's average daily net assets over $50 million.

Stein Roe, the investment advisor of the Municipal Money Market Portfolio, provides pricing and bookkeeping services to the Portfolio for a fee of $25,000 plus 0.0025% annually of average daily net assets of the Portfolio over $50 million.

PORTFOLIO TRANSACTIONS

THE FOLLOWING SECTIONS ENTITLED "INVESTMENT DECISIONS" AND "BROKERAGE AND RESEARCH SERVICES" DO NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY TAX-MANAGED VALUE FUND AND LIBERTY NEWPORT GLOBAL EQUITY FUND. FOR EACH OF THESE FUNDS, SEE PART 1 OF ITS RESPECTIVE SAI. THE ADVISOR OF LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND AND LIBERTY NEWPORT ASIA PACIFIC FUND FOLLOWS THE SAME PROCEDURES AS THOSE SET FORTH UNDER "BROKERAGE AND RESEARCH SERVICES."

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the funds (except for the Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Newport Global Equity Fund, Liberty Tax-Managed Value Fund, Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund each of which is administered by the Advisor. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The funds and clients advised by the Advisor or the funds administered by the Advisor sometimes invest in securities in which the fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the funds outweighs the disadvantages, if any, which might result from these practices.

The portfolio managers of Liberty Utilities Fund, a series of Liberty Funds Trust IV, will use the trading facilities of Stein Roe, an affiliate of the Advisor, to place all orders for the purchase and sale of this fund's portfolio securities, futures contracts and foreign currencies.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

The Advisor may use the services of AlphaTrade Inc. (ATI), a registered broker-dealer and subsidiary of the Advisor, when buying or selling equity securities for a fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the fund, and will use a clearing broker to settle trades.

PRINCIPAL UNDERWRITER

LFD is the principal underwriter of the Trust's shares. LFD has no obligation to buy the funds' shares, and purchases the funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT

LFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to LFS is based on the average daily net assets of each fund plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY LFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the fund to LFS or generally by 6 months' notice by LFS to the fund. The agreement limits the liability of LFS to the fund for loss or damage incurred by the fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

CODE OF ETHICS

The fund, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds.

DETERMINATION OF NET ASSET VALUE

Each fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade, but in no event later than 5:00 p.m. Eastern time. Currently, the Exchange is closed Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the fund's redeemable securities on days when an investor cannot redeem such securities. The net asset value of the Municipal Money Market Portfolio will not be determined on days when the Exchange is closed unless, in the judgment of the Municipal Money Market Portfolio's Board of Trustees, the net asset value of the Municipal Money Market Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund. "Advisor" in these two paragraphs refers to each fund's investment advisor, Newport Fund Management, Inc.)

Trading in securities on stock exchanges and over-the-counter markets in the Far East is normally completed well before the close of the business day in New York. Trading on Far Eastern securities markets may not take place on all business days in New York, and trading on some Far Eastern securities markets does take place on days which are not business days in New York and on which the fund's NAV is not calculated.

The calculation of the fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the fund's NAV is calculated) will not be reflected in the fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the fund's shares into U.S. dollars at prevailing market rates.

AMORTIZED COST FOR MONEY MARKET FUNDS (THIS SECTION CURRENTLY DOES NOT APPLY TO LIBERTY MONEY MARKET FUNDS, - SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "OTHER INFORMATION CONCERNING THE PORTFOLIO" IN PART 1 OF THE SAI OF LIBERTY MUNICIPAL MONEY MARKET FUND FOR INFORMATION RELATING TO THE MUNICIPAL MONEY MARKET PORTFOLIO)

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Liberty Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the fund before the fund processes that day's transactions. If the FSF fails to transmit before the fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, S, T or Z shares. The Liberty money market funds will not issue certificates. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

From time to time, LFD or its affiliates may elect to make payments to broker-dealers in addition to the commissions described in the funds' SAIs. LFD will reallow to participating broker-dealers the entire sales charge for all sales of Class A shares for orders placed for Individual Retirement Accounts
(IRAs) from January 2, 2001 through April 16, 2001 on certain funds. LFD has elected to pay participating dealers an amount equal to 0.50% of the net asset value of certain fund's Class B shares sold to IRA's from January 2, 2001 through April 16, 2001.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most funds advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe may be purchased through the Automatic Investment Plan. Preauthorized monthly bank drafts or electronic funds transfers for a fixed amount of at least $50 are used to purchase a fund's shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C and S). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 1722, Boston, MA 02105-1722.

You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

TAX-SHELTERED RETIREMENT PLANS. LFD offers prototype tax-qualified plans, including IRAs, and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges a $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.

Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call LFS for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHT OF ACCUMULATION (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase with prior purchases of Class A, B, C, T and Z shares of the funds distributed by LFD. The applicable sales charge is based on the combined total of:

1.       the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all funds' Class A shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund and Class B, C, T and Z shares).

LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B, C or T shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF LIBERTY EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, LFD and other companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

EXCHANGES FOR AFFILIATES OF INVESTMENT ADVISOR. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

SPONSORED ARRANGEMENTS. Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which the funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Classes A, B and C) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call LFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. Telephone redemption privileges for larger amounts may be elected on the Application. LFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.

CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS) (Available only on the Class A shares of certain funds)
Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. LFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. The Bank may charge customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a fund's net asset value, a fund may make the payment or a portion of the payment with portfolio securities held by that fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Liberty Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other funds. The prospectus of each fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A and Class T shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or LFS. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

As described under the caption "Organization and History", the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES

TOTAL RETURN

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e. cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.

Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares (except Liberty Money Market Fund); if the newer class is Class B or Class C shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B or Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.

YIELD

MONEY MARKET. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

NON-MONEY MARKET. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.

DISTRIBUTION RATE. The distribution rate for each class of shares of a fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.

TAX-RELATED ILLUSTRATIONS. The fund also may present hypothetical illustrations
(i) comparing the fund's and other mutual funds' pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.

GENERAL. From time to time, the fund may discuss or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New Value(TM) investment strategy that expands upon the principles of traditional value investing; the fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

 From time to time, the fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                    STANDARD & POOR'S RATINGS SERVICES (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

         Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:
The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

              Prime-1  Highest Quality
              Prime-2  Higher Quality
              Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                            FITCH INVESTORS SERVICE

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.


                         DUFF & PHELPS CREDIT RATING CO.

AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A - Protection factors are average but adequate. However, risk factors are more available and greater in periods of economic stress.

BBB+, BBB, BBB - Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC - Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD - Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

                                   APPENDIX II
                                DECEMBER 31, 2000

Source                                  Category                                        Return (%)
Credit Suisse First Boston:

                                        First Boston High Yield Index- Global              -5.21

Lipper Inc.
                                        AMEX Composite Index P                              2.37
                                        AMEX Computer Tech IX P                           -35.12
                                        AMEX Institutional IX P                           -18.11
                                        AMEX Major Market IX P                             -7.58
                                        Bse Sensex Index                                  -20.65
                                        CAC 40: FFR IX P                                   -0.54
                                        CD Rate 1 Month Index Tr                            6.54
                                        CD Rate 3 Month Index Tr                            6.65
                                        CD Rate 6 Month Index Tr                            6.79
                                        Consumer Price Index                                 N/A
                                        COPNHGN SE:DKR IX P                                18.08
                                        DAX:DM IX TR                                       -7.54
                                        Domini 400 Social Index                           -14.38
                                        Dow Jones 65 Comp Av P                              3.21
                                        Dow Jones Ind Average P                            -6.18
                                        Dow Jones Ind Dly Reinv                            -4.85
                                        Dow Jones Ind Mth Reinv                            -4.69
                                        Dow Jones Trans Av P                               -1.03
                                        Dow Jones Trans Av Tr                               0.40
                                        Dow Jones Util Av P                                45.45
                                        Dow Jones Util Av Tr                               50.76
                                        Ft/S&P Act Wld Ex US IX                           -15.18
                                        Ft/S&P Actuaries Wld IX                           -12.23
                                        FT-SE 100:Pd IX P                                 -10.21
                                        FT-SE Gold Mines IX                               -26.36
                                        HANG SENG:HNG KNG $ IX P                          -11.00
                                        Jakarta Composite Index                           -38.50
                                        Jasdaq Index:Yen P                                -44.28
                                        Klse Composite Index                              -16.33
                                        Kospi Index                                       -50.92
                                        Lehman 1-3 Govt/Cred Tr                             8.08
                                        Lehman 1-3 Govt/Credit P                            1.48
                                        Lehman Aggregate Bd P                               4.21
                                        Lehman Aggregate Bd Tr                             11.63
                                        Lehman Cr Bd Int P                                  2.02
                                        Lehman Cr Bd Int Tr                                 9.46
                                        Lehman Govt Bd Int P                                3.79
                                        Lehman Govt Bd Int Tr                              10.47
                                        Lehman Govt Bd Long P                              12.60
                                        Lehman Govt Bd Long Tr                             20.29
                                        Lehman Govt Bd P                                    6.30
                                        Lehman Govt Bd Tr                                  13.24
                                        Lehman Govt/Cr Bd P                                 4.63
                                        Lehman Govt/Cr Bd Tr                               11.85
                                        Lehman Govt/Cr Int P                                3.16
                                        Lehman Govt/Cr Int Tr                              10.12
                                        Lehman High Yield P                               -14.41
                                        Lehman High Yield Tr                               -5.86
                                        Lehman Muni 10 Yr IX P                              4.73
                                        Lehman Muni 10 Yr IX Tr                            10.76

                                        Lehman Muni 3 Yr IX P                               0.77
                                        Lehman Muni 3 Yr IX Tr                              6.23
                                        Lehman Muni 5 Yr IX Tr                              7.72
                                        Lehman Muni Bond IX P                               5.82
                                        Lehman Muni Bond IX Tr                             11.68
                                        MADRID SE:PST IX P                                -12.68
                                        MDAX GERMAN MC IX TR                               13.93
                                        Merrill All CV EX ID IX                             3.50
                                        Merrill Aus Govt IX TR                             13.28
                                        MERRILL BRADY BD IX LA                             14.55
                                        MERRILL EM BRADY BD IX                             25.84
                                        MERRILL JAPAN GOVT IX TR                            2.29
                                        Merrill Pan-Euro Govt IX                            0.56
                                        ML 10+ Yr Treasury IX Tr                           20.19
                                        ML 1-10 YR CORP BD IX P                             1.93
                                        ML 1-10 YR CORP BD IX TR                            9.34
                                        ML 1-3 Yr Muni IX P                                 0.23
                                        ML 1-3 Yr Muni IX Tr                                5.68
                                        ML 1-3 Yr Treasury IX P                             1.53
                                        ML 1-3 Yr Treasury IX Tr                            7.99
                                        ML 1-5 Yr Gv/Cp Bd IX P                             2.16
                                        ML 1-5 Yr Gv/Cp Bd IX Tr                            8.88
                                        ML 15 Yr Mortgage IX P                              3.26
                                        ML 15 Yr Mortgage IX Tr                            10.41
                                        ML 1-5 Yr Treasury IX P                             2.28
                                        ML 1-5 Yr Treasury IX Tr                            8.87
                                        ML 3 MO T-Bill IX Tr                                6.18
                                        ML 3-5 Yr Govt IX P                                 3.99
                                        ML 3-5 Yr Govt IX Tr                               10.76
                                        ML 3-7 Yr Muni IX Tr                                8.24
                                        ML Corp Master Index P                              1.47
                                        ML Corp Master Index Tr                             9.13
                                        ML CV BD SPEC QUAL IX P                           -21.96
                                        ML CV BD SPEC QUAL IX TR                          -18.86
                                        ML EMG MKT ASIA P IX                               -7.85
                                        ML EMG MKT ASIA TR IX                               1.84
                                        ML EMG MKT EU ME AFR P                             10.46
                                        ML EMG MKT EU ME AFR TR                            21.28
                                        ML EMG MKT LATIN AM P IX                            0.57
                                        ML EMG MKT LATIN AM TR                             10.61
                                        ML Glbl Govt Bond Inx P                            -2.43
                                        ML Glbl Govt Bond Inx Tr                            2.79
                                        ML Glbl Gv Bond IX II P                            -2.96
                                        ML Glbl Gv Bond IX II Tr                            2.37
                                        ML Global Bond Index P                             -1.06
                                        ML Global Bond Index Tr                             5.00
                                        ML Gov/ Corp Master IX T                           11.95
                                        ML Govt Master Index P                              6.12
                                        ML Govt Master Index Tr                            13.11
                                        ML Govt/Corp Master IX P                            4.74
                                        ML HIGH YLD MASTER 2  P                           -13.50
                                        ML HIGH YLD MASTER 2  TR                           -5.12
                                        ML High Yld Master IX P                           -13.35
                                        ML High Yld Master IX Tr                           -3.79
                                        ML Master Muni IX Tr                               17.15
                                        ML Mortgage Master IX P                             3.63
                                        ML Mortgage Master IX Tr                           11.28
                                        ML Treasury Master IX P                             6.34
                                        ML Treasury Master IX Tr                           13.37
                                        ML US CP/GV 10+ YR IX P                             8.57

                                        ML US CP/GV 10+ YR IX TR                           16.54
                                        ML US DOM MASTER  IX P                              4.38
                                        ML US DOM MASTER  IX TR                            11.73
                                        MSCI AC Americas Free GD                          -11.90
                                        MSCI AC Americas Free ID                          -12.95
                                        MSCI AC Asia Fr-Ja IX GD                          -35.22
                                        MSCI AC Asia Fr-Ja IX ID                          -36.30
                                        MSCI AC Asia Pac - Ja GD                          -28.39
                                        MSCI AC Asia Pac - Ja ID                          -29.75
                                        MSCI AC Asia Pac Fr-J GD                          -29.97
                                        MSCI AC Asia Pac Fr-J ID                          -31.40
                                        MSCI AC Asia Pac IX GD                            -28.15
                                        MSCI AC Asia Pac IX ID                            -28.91
                                        MSCI AC Europe IX GD                               -8.87
                                        MSCI AC Europe IX ID                              -10.37
                                        MSCI AC Fe - Ja IX GD                             -33.98
                                        MSCI AC Fe - Ja IX ID                             -34.99
                                        MSCI AC Fe Free IX GD                             -29.96
                                        MSCI AC Fe Free IX ID                             -30.58
                                        MSCI AC Fe Fr-Ja IX GD                            -36.80
                                        MSCI AC Fe Fr-Ja IX ID                            -37.88
                                        MSCI AC Pac Fr-Jpn IX GD                          -30.73
                                        MSCI AC Pac Fr-Jpn IX ID                          -32.19
                                        MSCI AC Pacific IX ID                             -29.07
                                        MSCI AC World Free IX GD                          -13.94
                                        MSCI AC World Fr-USA GD                           -15.09
                                        MSCI AC World Fr-USA ID                           -16.34
                                        MSCI AC World IX GD                               -13.92
                                        MSCI AC World IX ID                               -15.06
                                        MSCI AC World-USA IX GD                           -15.03
                                        MSCI AC Wrld Fr-Ja IX GD                          -11.93
                                        MSCI AC Wrld Fr-Ja IX ID                          -13.18
                                        MSCI AC Wrld-Ja IX GD                             -11.93
                                        MSCI AC Wrld-Ja IX ID                             -13.18
                                        MSCI Argentina IX GD                              -25.07
                                        MSCI Argentina IX ID                              -26.08
                                        MSCI Australia IX GD                               -9.09
                                        MSCI Australia IX ID                              -11.95
                                        MSCI Australia IX ND                               -9.95
                                        MSCI Austria IX GD                                -11.46
                                        MSCI Austria IX ID                                -13.43
                                        MSCI Austria IX ND                                -11.96
                                        MSCI Belgium IX GD                                -16.25
                                        MSCI Belgium IX ID                                -18.60
                                        MSCI Belgium IX ND                                -16.85
                                        MSCI BRAZIL FREE IX GD                            -11.37
                                        MSCI BRAZIL FREE IX ID                            -14.20
                                        MSCI BRAZIL IX GD                                  -5.68
                                        MSCI BRAZIL IX P                                   -8.65
                                        MSCI Canada IX GD                                   5.64
                                        MSCI Canada IX ID                                   4.42
                                        MSCI Canada IX ND                                   5.34
                                        MSCI Chile IX GD                                  -15.14
                                        MSCI Chile IX ID                                  -16.98
                                        MSCI China Free IX ID                             -32.19
                                        MSCI Colombia IX GD                               -38.85
                                        MSCI Colombia IX ID                               -41.19
                                        MSCI Czech Rep IX GD                                1.62
                                        MSCI Czech Rep IX ID                                0.71
                                        MSCI Denmark IX GD                                  3.71

                                        MSCI Denmark IX ID                                  2.66
                                        MSCI Denmark IX ND                                  3.44
                                        MSCI EAFE - JAPAN IX ND                            -8.94
                                        MSCI EAFE - UK IX GD                              -14.81
                                        MSCI EAFE - UK IX ID                              -15.88
                                        MSCI EAFE - UK IX ND                              -15.07
                                        MSCI EAFE + Canada IX GD                          -13.16
                                        MSCI EAFE + Canada IX ID                          -14.40
                                        MSCI EAFE + Canada IX ND                          -13.37
                                        MSCI EAFE + Em IX GD                              -15.81
                                        MSCI EAFE + EM IX ID                              -17.06
                                        MSCI EAFE + EMF IX GD                             -15.88
                                        MSCI EAFE + EMF IX ID                             -17.13
                                        MSCI EAFE Fr IX ID                                -15.21
                                        MSCI EAFE G IX ID                                 -25.19
                                        MSCI EAFE GDP Wt IX GD                            -15.30
                                        MSCI EAFE GDP Wt IX ID                            -16.45
                                        MSCI EAFE GDP Wt IX ND                            -15.53
                                        MSCI EAFE GROWTH IX GD                            -24.40
                                        MSCI EAFE IX GD                                   -13.96
                                        MSCI EAFE IX ID                                   -15.21
                                        MSCI EAFE IX ND                                   -14.17
                                        MSCI EAFE V IX ID                                  -4.63
                                        MSCI EAFE VALUE IX GD                              -2.82
                                        MSCI EASEA IX GD                                   -8.68
                                        MSCI EASEA IX ID                                  -10.26
                                        MSCI EASEA IX ND                                   -8.94
                                        MSCI Em Asia IX GD                                -38.60
                                        MSCI Em Asia IX ID                                -39.32
                                        MSCI Em Eur/Mid East GD                           -22.30
                                        MSCI Em Eur/Mid East ID                           -23.38
                                        MSCI Em Europe IX GD                              -34.64
                                        MSCI Em Europe IX ID                              -35.31
                                        MSCI Em Far East IX GD                            -41.08
                                        MSCI Em Far East IX ID                            -41.76
                                        MSCI Em IX GD                                     -28.84
                                        MSCI Em IX ID                                     -30.00
                                        MSCI Em Latin Am IX GD                            -14.00
                                        MSCI Em Latin Am IX ID                            -15.92
                                        MSCI EMF Asia IX GD                               -41.79
                                        MSCI EMF Asia IX ID                               -42.55
                                        MSCI EMF Far East IX GD                           -45.12
                                        MSCI EMF Far East IX ID                           -45.84
                                        MSCI EMF IX GD                                    -30.61
                                        MSCI EMF IX ID                                    -31.80
                                        MSCI EMF Latin Am IX GD                           -16.57
                                        MSCI EMF Latin Am IX ID                           -18.38
                                        MSCI Europe - UK IX GD                             -7.12
                                        MSCI Europe - UK IX ID                             -8.43
                                        MSCI Europe - UK IX ND                             -7.47
                                        MSCI Europe GDP Wt IX ID                          -19.97
                                        MSCI Europe IX GD                                  -8.14
                                        MSCI Europe IX ID                                   2.36
                                        MSCI Europe IX ND                                  -8.39
                                        MSCI EUROPEAN GR IX GD                            -16.51
                                        MSCI European Union GD                             -9.96
                                        MSCI European Union ID                            -11.48
                                        MSCI EUROPEAN VL IX GD                              0.06
                                        MSCI Far East Free IX ID                          -27.60
                                        MSCI Far East IX GD                               -27.00

                                        MSCI Far East IX ID                               -27.60
                                        MSCI Far East IX ND                               -27.09
                                        MSCI Finland IX GD                                -14.01
                                        MSCI Finland IX ID                                -14.71
                                        MSCI Finland IX ND                                -14.21
                                        MSCI France IX GD                                  -4.06
                                        MSCI France IX ID                                  -5.05
                                        MSCI France IX ND                                  -4.31
                                        MSCI Germany IX GD                                -15.27
                                        MSCI Germany IX ID                                -16.48
                                        MSCI Germany IX ND                                -15.59
                                        MSCI Greece IX GD                                 -41.63
                                        MSCI Greece IX ID                                 -42.52
                                        MSCI Hong Kong IX GD                              -14.74
                                        MSCI Hong Kong IX ID                              -16.98
                                        MSCI Hongkong IX ND                               -14.74
                                        MSCI Hungary IX GD                                -26.80
                                        MSCI Hungary IX ID                                -27.66
                                        MSCI India IX GD                                  -21.74
                                        MSCI India IX ID                                  -22.82
                                        MSCI Indonesia IX GD                              -61.90
                                        MSCI Indonesia IX ID                              -63.04
                                        MSCI Ireland IX ID                                -14.32
                                        MSCI Israel Dom IX ID                              13.79
                                        MSCI Israel IX ID                                  24.75
                                        MSCI Israel Non Dom Ixid                           46.48
                                        MSCI Italy IX GD                                   -0.82
                                        MSCI Italy IX ID                                   -2.70
                                        MSCI Italy IX ND                                   -1.33
                                        MSCI JAPAN GROWTH IX GD                           -42.98
                                        MSCI Japan IX GD                                  -28.07
                                        MSCI Japan IX ID                                  -28.54
                                        MSCI Japan IX ND                                  -28.16
                                        MSCI JAPAN VALUE IX GD                            -11.01
                                        MSCI Jordan IX GD                                 -23.18
                                        MSCI Jordan IX ID                                 -24.65
                                        MSCI Kokusai IX GD                                -10.62
                                        MSCI Kokusai IX ID                                -11.86
                                        MSCI Kokusai IX ND                                -10.91
                                        MSCI Korea IX GD                                  -49.62
                                        MSCI Korea IX ID                                  -50.35
                                        MSCI Luxembourg IX ID                               2.20
                                        MSCI Malaysia IX GD                               -15.30
                                        MSCI Malaysia IX ID                               -16.60
                                        MSCI Mexico Free IX GD                            -20.49
                                        MSCI Mexico Free IX ID                            -21.51
                                        MSCI Mexico IX GD                                 -20.49
                                        MSCI Mexico IX ID                                 -21.51
                                        MSCI N American G IX ID                           -27.09
                                        MSCI N American Vl IX ID                            1.93
                                        MSCI Netherland IX GD                              -3.64
                                        MSCI Netherland IX ID                              -5.41
                                        MSCI Netherland IX ND                              -4.09
                                        MSCI New Zealand IX GD                            -33.05
                                        MSCI New Zealand IX ID                            -36.30
                                        MSCI New Zealand IX ND                            -33.55
                                        MSCI Nordic IX GD                                 -14.69
                                        MSCI Nordic IX ID                                 -15.58
                                        MSCI Nordic IX ND                                 -14.94
                                        MSCI Norway IX GD                                  -0.38

                                        MSCI Norway IX ID                                  -2.40
                                        MSCI Norway IX ND                                  -0.89
                                        MSCI Nth Amer IX GD                               -11.76
                                        MSCI Nth Amer IX ID                               -12.79
                                        MSCI Nth Amer IX ND                               -12.06
                                        MSCI Pac - Japan IX GD                            -15.19
                                        MSCI Pac - Japan IX ID                            -17.48
                                        MSCI Pac - Japan IX ND                            -15.56
                                        MSCI PAC FREE GR IX GD                            -39.87
                                        MSCI PAC FREE VL IX GD                             -9.01
                                        MSCI PAC FR-JPN GR IX GD                          -28.38
                                        MSCI PAC FR-JPN VL IX GD                            2.64
                                        MSCI Pacific Free IX ID                           -26.41
                                        MSCI Pacific Fr-Jpn ID                            -17.48
                                        MSCI Pacific IX GD                                -25.64
                                        MSCI Pacific IX ID                                -26.41
                                        MSCI Pacific IX ND                                -25.78
                                        MSCI Pakistan IX GD                               -11.87
                                        MSCI Pakistan IX ID                               -13.78
                                        MSCI Peru IX GD                                   -23.82
                                        MSCI Peru IX ID                                   -26.72
                                        MSCI Philippines Fr Ixgd                          -45.01
                                        MSCI Philippines Fr Ixid                          -45.29
                                        MSCI Philippines IX GD                            -42.06
                                        MSCI Philippines IX ID                            -42.46
                                        MSCI Portugal IX GD                                -9.90
                                        MSCI Portugal IX ID                               -12.17
                                        MSCI Russia IX GD                                 -30.03
                                        MSCI Russia IX ID                                 -30.39
                                        MSCI Sing/Mlysia IX GD                            -27.72
                                        MSCI Sing/Mlysia IX ID                            -28.65
                                        MSCI Sing/Mlysia IX ND                            -27.72
                                        MSCI Singapore Fr IX GD                           -27.72
                                        MSCI Singapore Fr IX ID                           -28.65
                                        MSCI South Africa IX GD                           -17.19
                                        MSCI South Africa IX ID                           -19.60
                                        MSCI Spain IX GD                                  -15.54
                                        MSCI Spain IX ID                                  -16.83
                                        MSCI Spain IX ND                                  -15.86
                                        MSCI Sri Lanka IX GD                              -40.73
                                        MSCI Sri Lanka IX ID                              -43.91
                                        MSCI Sweden IX GD                                 -21.01
                                        MSCI Sweden IX ID                                 -21.94
                                        MSCI Sweden IX ND                                 -21.29
                                        MSCI Swtzrlnd IX GD                                 6.38
                                        MSCI Swtzrlnd IX ID                                 4.88
                                        MSCI Swtzrlnd IX ND                                 5.85
                                        MSCI Taiwan IX GD                                 -44.90
                                        MSCI Taiwan IX ID                                 -45.35
                                        MSCI Thailand IX GD                               -52.60
                                        MSCI Thailand IX ID                               -53.21
                                        MSCI Turkey IX GD                                 -45.65
                                        MSCI Turkey IX ID                                 -46.16
                                        MSCI UK IX GD                                     -11.53
                                        MSCI UK IX ID                                     -13.55
                                        MSCI UK IX ND                                     -11.53
                                        MSCI USA IX GD                                    -12.54
                                        MSCI USA IX ID                                    -13.56
                                        MSCI USA IX ND                                    -12.84
                                        MSCI Venezuela IX GD                                4.47

                                        MSCI Venezuela IX ID                                0.78
                                        MSCI World - UK IX GD                             -13.11
                                        MSCI World - UK IX ID                             -14.16
                                        MSCI World - UK IX ND                             -13.40
                                        MSCI World - USA IX GD                            -13.16
                                        MSCI World - USA IX ID                            -14.40
                                        MSCI World - USA IX ND                            -13.37
                                        MSCI World Free IX ND                             -13.18
                                        MSCI World GDP Wt IX ID                           -14.90
                                        MSCI WORLD GROWTH IX ID                           -26.12
                                        MSCI World IX Free ID                             -14.05
                                        MSCI World IX GD                                  -12.92
                                        MSCI World IX ID                                  -14.05
                                        MSCI World IX ND                                  -13.18
                                        MSCI WORLD VALUE IX ID                             -1.30
                                        MSCI WORLD-USA GR IX GD                           -24.09
                                        MSCI World-USA VL IX GD                            -1.59
                                        MSCI Wrld - Austrl IX GD                          -12.97
                                        MSCI Wrld - Austrl IX ID                          -14.08
                                        MSCI Wrld - Austrl IX ND                          -13.22
                                        MSCI WRLD EX USA SC ID                             -8.84
                                        MSCI WRLD FINANCIALS GD                            10.62
                                        MSCI WRLD FINANCIALS ID                             8.48
                                        MSCI WRLD HEALTHCARE GD                            26.96
                                        MSCI WRLD HEALTHCARE ID                            25.54
                                        MSCI WRLD INFO TECH GD                            -41.69
                                        MSCI WRLD INFO TECH ID                            -41.80
                                        MSCI WRLD TECH HDWR GD                            -34.84
                                        MSCI WRLD TECH HDWR ID                            -34.98
                                        MSCI WRLD TELECOM GD                              -42.49
                                        MSCI WRLD TELECOM ID                              -41.72
                                        NASDAQ 100 IX P                                   -36.84
                                        NASDAQ Bank IX P                                   14.67
                                        NASDAQ Composite IX P                             -39.29
                                        NASDAQ Industrial IX P                            -33.76
                                        NASDAQ Insurance IX P                              15.67
                                        NASDAQ Natl Mkt Cmp IX                            -39.27
                                        NASDAQ Natl Mkt Ind IX                            -33.73
                                        NASDAQ Transport IX P                              16.14
                                        Nikkei 225 Avg:Yen P                              -27.19
                                        NYSE Composite P                                    1.01
                                        NYSE Finance IX P                                  25.23
                                        NYSE Industrials IX P                              -3.01
                                        NYSE Transportation IX                             -0.84
                                        NYSE Utilities IX P                               -13.81
                                        OSLO SE TOT:FMK IX P                               -1.68
                                        Philippines Composite IX                          -30.26
                                        PSE Technology IX P                               -16.22
                                        Russell 1000 Grow IX Tr                           -22.42
                                        Russell 1000 IX P                                  -8.84
                                        Russell 1000 IX Tr                                 -7.79
                                        Russell 1000 Value IX Tr                            7.01
                                        Russell 2000 Grow IX Tr                           -22.43
                                        Russell 2000 IX P                                  -4.20
                                        Russell 2000 IX Tr                                 -3.02
                                        Russell 2000 Value IX Tr                           22.83
                                        Russell 3000 IX P                                  -8.52
                                        Russell 3000 IX Tr                                 -7.46
                                        Russell Midcap G IX TR                            -11.75
                                        Russell Midcap IX Tr                                8.25

                                        Russell Midcap V  IX TR                            19.18
                                        S & P 100 Index P                                 -13.42
                                        S & P 500 Daily Reinv                              -9.10
                                        S & P 500 Index P                                 -10.14
                                        S & P 500 Mnthly Reinv                             -9.10
                                        S & P 600 Index P                                  11.02
                                        S & P 600 Index Tr                                 11.80
                                        S & P Financial IX P                               23.83
                                        S & P Financial IX Tr                              26.08
                                        S & P Industrial IX Tr                            -16.25
                                        S & P Industrials P                               -17.05
                                        S & P Midcap 400 IX P                              16.21
                                        S & P Midcap 400 IX Tr                             17.50
                                        S & P Transport Index P                            16.88
                                        S & P Transport IX Tr                              18.52
                                        S & P Utility Index P                              54.30
                                        S & P Utility Index Tr                             59.67
                                        S & P/Barra Growth IX Tr                          -22.08
                                        S & P/BARRA MC G IX TR                              9.16
                                        S & P/BARRA MC V IX TR                             27.84
                                        S & P/BARRA SC G IX TR                              0.57
                                        S & P/BARRA SC V IX TR                             20.86
                                        S & P/Barra Value IX Tr                             6.08
                                        SB Cr-Hdg Nn-US Wd IX Tr                            9.64
                                        SB Cr-Hdg Wd Gv Bd IX Tr                           10.67
                                        SB Non-US Wd Gv Bd IX Tr                           -2.63
                                        SB Wd Gv Bd:Austrl IX Tr                           -3.71
                                        SB Wd Gv Bd:Germny IX Tr                            0.51
                                        SB Wd Gv Bd:Japan IX Tr                            -8.47
                                        SB Wd Gv Bd:UK IX Tr                                1.02
                                        SB Wd Gv Bd:US IX Tr                               13.48
                                        SB World Govt Bond IX Tr                            1.59
                                        SB World Money Mkt IX Tr                           -2.74
                                        Straits Times Index                               -22.08
                                        SWISS PERF:SFR IX TR                               11.91
                                        TAIWAN SE:T$ IX P                                 -46.04
                                        T-Bill 1 Year Index Tr                              5.96
                                        T-Bill 3 Month Index Tr                             5.99
                                        T-Bill 6 Month Index Tr                             6.08
                                        Thailand Set Index                                -44.14
                                        TOKYO 2ND SCT:YEN IX P                            -25.80
                                        TOKYO SE(TOPIX):YEN IX P                          -25.46
                                        TORONTO 300:C$ IX P                                 6.18
                                        TORONTO SE 35:C$ IX P                              17.62
                                        Value Line Cmp IX-Arth                              9.65
                                        Value Line Cmp IX-Geom                             -8.72
                                        Value Line Industrl IX                             -9.41
                                        Value Line Railroad IX                              9.65
                                        Value Line Utilties IX                             10.30

The National Association of Real
Estate Investment Trust:

                                        Real Estate Investment Trust Index                 26.36

Each Russell Index listed above is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

* in U.S. currency


                                       42